Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on August 26, 2011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. __302___	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 303	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

4020 South 147th Street

Omaha, NE 68137

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

()

immediately upon filing pursuant to paragraph (b).

(X)

on September 1, 2011 pursuant to paragraph (b).

()

60 days after filing pursuant to paragraph (a)(1).

()

on (date) pursuant to paragraph (a)(1).

()

75 days after filing pursuant to paragraph (a)(2).

()

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

() this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CIFG MAXBALANCEDSM FUND

 Class A shares: CAWAX

CIFG MAXOPPSM FUND

Class A shares: COPAX

PROSPECTUS

September 1, 2011

Advised by:

                                                                                         Sub-Advised by:

Capstone Investment Financial Group, Inc.

                                                                                             Dunn Warren Investment Advisors, LLC

615 N. Nevada Ave.

                                                                                                                            6143 S. Willow Dr., Suite 102

Colorado Springs, CO 80903

                                                                                                                Greenwood Village, CO 80111

888-571-3713

                                                                                                                303-468-2823

                                                                                      www.cifgfunds.com

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY: CIFG MaxBalancedSM Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Sub-Adviser
Sub-Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: CIFG MaxOppSM Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Sub-Adviser
Sub-Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealer and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective s
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Manager
Sub-Adviser
Sub-Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Other Classes
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY – CIFG MAXBALANCED FUND

Investment Objective:  The Fund seeks to provide superior risk-adjusted returns throughout market cycles.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a% of amount redeemed, if sold before 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	1.36%
Acquired Fund Fees and Expenses (1)	0.40%
Total Annual Fund Operating Expenses	3.01%
Fee Waiver and/or Reimbursement (2)	(0.91) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.10%

  (1)

 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.70% for Class A shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 702	$ 1,303	$1,927	$3,600

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds ("ETFs"), (3) closed-end investment companies (collectively "Underlying Funds"), (4) exchange-traded notes ("ETNs") (4) common stocks, (5) fixed income securities and (6) alternate-asset securities.  The Fund defines alternate-asset securities as those linked to, or deriving their value from natural resources, commodities, foreign currencies or real estate.  The Fund may write (sell) covered call options on a portion of its common stock portfolio to enhance returns.  The Fund's adviser manages most of the Fund's portfolio directly using the adviser's proprietary "Endowment Model" investment strategy and delegates the management of the U.S. common stock portion of the Fund's portfolio to the Fund's sub-adviser.  However, the sub-adviser may provide recommendations to the adviser on other asset classes.  The Fund may invest in securities from issuers of any market capitalization, credit quality, maturity, or country.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  The Fund may invest in foreign securities traded on exchanges outside the U.S. and through American depositary receipts ("ADRs").  Under normal market conditions, the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

Endowment Model

The Fund's adviser relies upon an Endowment Model investing style that seeks returns that are both consistently positive and less volatile than the equity market in general by diversifying Fund investments across a wide group of asset classes and employing risk management techniques that focus on historical volatility and loss control.  The Endowment Model investment style also includes the adviser's market neutral and absolute return sub-strategies that are designed to seek to positive returns while controlling risk by investing in securities that have returns that the adviser believes are not highly correlated to the equity or fixed income markets in general.

The Fund's adviser anticipates its Endowment Model, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows.

Asset Class	Allocation Range			Allocation Target
US Equity	0%	to	30%	21%
Foreign Equity	0%	to	23%	14%
US Fixed Income	0%	to	29%	20%
Foreign Fixed Income/Currency	0%	to	13%	7%
Real Estate	0%	to	13%	7%
Natural Resources & Commodities	0%	to	20%	14%
Cash Equivalents	0%	to	100%	2%

The Fund's adviser seeks to enhance the Endowment Model and further control risk, defined as variability of returns, by (1) diversifying among asset classes that it believes are not highly correlated to each other, (2) employing stop-loss limits (a form of automatic sell decision based upon a set drop in a security's price) and by (3) hedging against anticipated market declines by purchasing inverse ETFs (securities designed to produce returns opposite to the securities index to which they are linked).  The Fund is an "all weather" fund because it is intended to perform relatively and reasonably well during both favorable and unfavorable economic and market conditions.

The adviser buys and sells securities (1) to rebalance asset class allocations as determined under its Endowment Model and (2) buys specific securities when it believes they are undervalued and sells them when it believes they have reached their target price or more attractive investments are available.  The sub-adviser buys specific common stocks that it believes have stronger relative price trends or stronger fundamentals such as expected earnings growth than its peers.  It sells a security when its relative price trend or fundamentals deteriorate when compared to its peer group.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investments as well as its investments through Underlying Funds.

•

Commodity Risk:  Investing in the commodities markets through commodity-linked ETFs, ETNs and mutual funds will subject the Fund to potentially greater volatility than traditional securities.  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

•

Credit Risk:  Security issuers might not make payments on securities held by the Fund directly or through Underlying Funds, resulting in losses.  Credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

•

ETN Risk:  ETNs are subject to credit risk and their value will be influenced by time to maturity, supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in interest rates, changes in the issuer's credit rating, and economic, legal, or political events.

•

Fixed Income Risk:  The value of the Fund's investments in fixed income securities held directly or through Underlying Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.  If rates fall, the value of the fixed income securities generally increases.  ETNs may have payments linked to fixed income indices, currency exchange rates, commodity prices or other indices representative of economic sectors or industries and will be subject to the specific risk of the index, rate or price.

•

Foreign Currency Risk:  Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing, including through ADRs, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operation:  The Fund has a limited history of operation.

•

Management Risk:  The adviser's dependence on the Endowment Model strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The sub-adviser's judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Natural Resource Risk:  The Fund's exposure to companies primarily engaged in the natural resource markets may subject the Fund to greater volatility than the stock market as a whole.  Natural resource companies are affected by commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  A real estate investment trust's ("REIT") performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

•

Sector Risk:  The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Underlying Funds Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse funds tend to limit the Fund's participation in overall market-wide gains.  Each Underlying Fund is subject to specific risks, depending on the nature of the fund.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.cifgfunds.com or by calling 1-877-362-2434.

Investment Adviser:  Capstone Investment Financial Group, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Manager:  Ted Schwartz, President and Member of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the Fund.

Sub-Adviser:  Dunn Warren Investment Advisors, LLC is the Fund's sub-adviser.

Sub-Adviser Portfolio Manager:  Jamie B. Cornehlsen, CFA, Managing Member of the sub-adviser ha s served the Fund as sub-advisory portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the equity portion of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website.  The minimum initial investment in Class A shares is $500 for retirement plan accounts and $1,000 for all other accounts.  The minimum subsequent investment in Class A shares $100 for retirement plan accounts and $250 for all other accounts.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY – CIFG MAX OPP FUND

Investment Objective:  The Fund seeks to provide superior risk-adjusted returns throughout market cycles.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a% of amount redeemed, if sold before 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	2.49%
Acquired Fund Fees and Expenses ( (1)	0.52%
Total Annual Fund Operating Expenses	4.26%
Fee Waiver and/or Reimbursement (2)	(2.14) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.12%

  (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.60% for Class A shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 704	$ 1,543	$2,395	$4,579

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in exchange traded funds ("ETFs") that invest primarily in (1) US common stocks, (2) foreign common stocks, (3) US fixed income securities, (4) foreign fixed income securities, (5) exchange traded notes ("ETNs") (6) commodities, or (7) currencies.  The Fund may invest in securities from issuers of any market capitalization, credit quality, country, and of any maturity or in any currency.  However, from time to time, the Fund may focus its investments in ETFs that are principally invested in one economic segment or security type.  Additionally, the Fund may invest in ETFs that employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.  ETFs may also employ derivatives, such as futures contracts, swap contracts, or options as a substitute for securities, commodities or currencies.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.

The Fund's adviser and sub-adviser manage the Fund's portfolio jointly using a shared strategic management philosophy and a proprietary "Risk/Reward Matrix" approach to selecting investments.  The strategic management philosophy includes a multi-stage analysis of (i) current market-wide valuations, (ii) the outlook for economic growth, (iii) investor sentiment and (iv) the relative strength of security market price indicators.  The Risk/Reward Matrix analyzes asset classes and representative ETFs by defining "Risk" as the historical rate-of-return volatility relative to the S&P 500 Index and by defining "Reward" as an asset class ETF-specific forecast of expected returns using an econometric model composed of 16 economic factors.  From the ETF universe ranked by Risk and Reward, the advisers select individual ETFs that are sufficiently liquid and have the greatest degree of price stability and the highest 6-month relative performance within each asset class.

The advisers will also hedge or reduce market exposure when they believe that the Reward presented by the market is unfavorable, or the market cycle is in a downward trend, based on the Risk identified in the valuation and the economic growth in the economy.  Specific strategies for hedging include increasing cash allocations and purchasing inverse ETFs.  Inverse ETFs are designed to increase in value when the underlying index (e.g. S&P 500, Dow Jones Industrial Average, NASDAQ 100 or Russell 2000) declines in value.  The advisers may also use leveraged inverse funds.  Hedging via inverse ETFs will be limited to 50% of the Fund's portfolio value at the time of investment.

The advisers will sell securities to (1) reallocate assets, (2) reduce Risk, (3) replace underperforming ETFs, or (4) purchase more attractive investments.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund though its investments in ETFs and non-ETF securities.

•

Commodity Risk:  Investing in the commodities markets subjects the Fund to potentially greater volatility than investments in traditional securities.  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk:  There is a risk that security issuers will not make payments on their securities resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

•

ETF Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse ETFs tend to limit the Fund's participation in overall market-wide gains.  Each ETF is subject to specific risks, depending on the nature of the fund.

•

ETN Risk:  ETNs are subject to credit risk and their value will be influenced by time to maturity, supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in interest rates, changes in the issuer's credit rating, and economic, legal, or political events.

•

Fixed Income Risk:  The value of fixed income securities will fluctuate with changes in interest rates and changes in issuer credit quality. Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•

Foreign Currency Risk:  Foreign currency-linked ETFs and foreign common stocks subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Limited History of Operation:  The Fund has a limited history of operation.

•

Management Risk:  The adviser's and sub-adviser's dependence on the strategic management philosophy and Risk/Reward Matrix approach and judgments about the attractiveness, value and potential appreciation of particular asset classes and ETFs may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual ETFs in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance

•

Sector Risk:  Focusing investments in securities of a particular sector exposes the Fund to economic, legislative or regulatory developments that may adversely the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

•

Small and Medium Capitalization Stock Risk.  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.cifgfunds.com or by calling 1-877-362-2434.

Investment Adviser:  Capstone Investment Financial Group, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Manager:  Ted Schwartz, President and Member of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the Fund.

Sub-Adviser:  Dunn Warren Investment Advisors, LLC is the Fund's sub-adviser.

Sub-Adviser Portfolio Manager:  Jamie B. Cornehlsen, CFA, Managing Member of the sub-adviser ha s served the Fund as sub-advisory portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website.  The minimum initial investment in Class A shares is $500 for retirement plan accounts and $1,000 for all other accounts.  The minimum subsequent investment in Class A shares $100 for retirement plan accounts and $250 for all other accounts.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES:

Each Fund seeks to provide superior risk-adjusted returns throughout market cycles.  Each Fund's investment objective may be changed by the Funds’ Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

CIFG MaxBalancedSM Fund

The Fund's adviser seeks to achieve the Fund's investment objective by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds ("ETFs"), (3) closed-end investment companies (collectively "Underlying Funds"), (4) exchange-traded notes ("ETNs") (5) common stocks, (6) fixed income securities and (7) alternate-asset securities.  The Fund defines alternate-asset securities as those linked to, or deriving their value from natural resources, commodities, foreign currencies or real estate.  The Fund may write (sell) covered call options on a portion of its common stock portfolio to enhance returns.  The Fund's adviser manages most of the Fund's portfolio directly using the adviser's proprietary "Endowment Model" investment strategy and delegates the management of the U.S. common stock portion of the Fund's portfolio to the Fund's sub-adviser.  However, the sub-adviser may provide recommendations to the adviser on other asset classes.  The Fund may invest in securities from issuers of any market capitalization, credit quality, maturity, or country.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  The Fund may invest in foreign securities traded on exchanges outside the U.S. and through American depositary receipts ("ADRs"). Under normal market conditions, the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  This 25% investment policy may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Endowment Model

The Fund's adviser relies upon an Endowment Model investing style that seeks returns that are both consistently positive and less volatile than the equity market in general by diversifying Fund investments across a wide group of asset classes and employing risk management techniques that focus on historical volatility and loss control.  The Endowment Model investment style also includes the adviser's market neutral and absolute return sub-strategies that are designed to seek to positive returns while controlling risk by investing in securities that have returns that the adviser believes are not highly correlated to the equity or fixed income markets in general.  The adviser's Endowment Model, is informed by the adviser's historical studies that indicate that it may be possible to increase performance and reduce volatility (as measured by standard deviation of returns) by selling securities when they are priced below their 10-month moving average.  The adviser will seek to control portfolio volatility by controlling position size and setting stop loss triggers to reduce the probability that the Fund will suffer large security or asset class specific losses.

As part of its Endowment Model investment strategy the adviser will employ market neutral and absolute return sub-strategies on an opportunistic basis.  Market neutral and absolute allocations are designed to increase portfolio diversification by adding assets that are not highly correlated to other portfolio holdings. The adviser believes that opportunistic allocations under these sub-strategies will allow the Fund to capture positive returns while managing downside risk.  Securities selected to execute these sub-strategies may include inverse funds, closed-end funds trading at a large discount to their net asset value, asset classes the adviser believes are undervalued and asset classes with a price history of relative strength.

The Fund's adviser anticipates its Endowment Model, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows.

Asset Class	Allocation Range			Allocation Target
US Equity	0%	to	30%	21% 14% 20% 7% 7% 14% 2%
Foreign Equity	0%	to	23%
US Fixed Income	0%	to	29%
Foreign Fixed Income/Currency	0%	to	13%
Real Estate	0%	to	13%
Natural Resources & Commodities	0%	to	20%
Cash Equivalents	0%	to	100%

The Fund's adviser seeks to enhance the Endowment Model and further control risk, defined as variability of returns, by (1) diversifying among asset classes that it believes are not highly correlated to each other, (2) employing stop-loss limits (a form of automatic sell decision based upon a set drop in a security's price) and by (3) hedging against anticipated market declines by purchasing inverse ETFs (securities designed to produce returns opposite to the securities index to which they are linked).  For example, when the price of a security falls below its 10-month moving average, the adviser may decide to eliminate the position or may choose to hedge against further decline by utilizing an inverse ETF.  The Fund is an "all weather" fund because it is intended to perform relatively and reasonably well during both favorable and unfavorable economic and market conditions.

The adviser buys and sells securities (1) to rebalance asset class allocations as determined under its Endowment Model and (2) buys specific securities when it believes they are undervalued and sells them when it believes they have reached their target price or more attractive investments are available.  The sub-adviser buys specific common stocks that it believes have stronger relative price trends or stronger fundamentals such as expected earnings growth than its peers.  It sells a security when its relative price trend or fundamentals deteriorate when compared to its peer group.

CIFG MaxOppSM Fund

The Fund seeks to achieve its investment objective by investing primarily in exchange traded funds ("ETFs") that invest primarily in (1) US common stocks, (2) foreign common stocks, (3) US fixed income securities, (4) foreign fixed income securities, (5) exchange traded notes ("ETNs") (6) commodities, or (7) currencies.  The Fund may invest in securities from issuers of any market capitalization, credit quality, country, and of any maturity or in any currency.  However, from time to time, the Fund may focus its investments in ETFs that are principally invested in one economic segment or security type.  Additionally, the Fund may invest in ETFs that employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.  ETFs may also employ derivatives, such as futures contracts, swap contracts, or options as a substitute for securities, commodities or currencies.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  The Fund's adviser and sub-adviser manage the Fund's portfolio jointly using a shared strategic management philosophy and a proprietary "Risk/Reward Matrix" approach to selecting investments.

Strategic Management Philosophy

The strategic management philosophy includes a multi-stage analysis of (i) current market-wide valuations, (ii) the outlook for economic growth, (iii) investor sentiment and (iv) the relative strength of security market price indicators.  The advisers' models incorporate the recent past trend of economic data including weekly reports on the economy and market environment and a monthly investment report on the current leadership in the stock market domestically by capitalization and sector and internationally by geography.  Each investment decision is based on a monthly review of the portfolio unless global and or portfolio specific events require more frequent review.

Risk/Reward Matrix Approach

The Risk/Reward Matrix analyzes asset classes and representative ETFs by defining "Risk" as the historical rate-of-return volatility relative to the S&P 500 Index and by defining "Reward" as an asset class ETF-specific forecast of expected returns using an econometric model composed of 16 economic factors.  The advisers use the Risk/Reward Matrix to indicate the probability of investment returns in the current market environment.  Once funds are classified by Risk and all other relevant characteristics, the advisers select ETFs to construct a portfolio that they believe will achieve the investment objective of the Fund.

The advisers will also hedge or reduce market exposure when they believe that the Reward presented by the market is unfavorable, or the market cycle is in a downward trend, based on the Risks identified in the valuation and the economic growth in the economy.  Specific strategies for hedging include increasing cash allocations and purchasing inverse ETFs.  Inverse ETFs are designed to increase in value when the underlying index (S&P 500, Dow Jones Industrial Average, NASDAQ 100 or Russell 2000) declines in value.  The advisers may also use leveraged inverse ETFs.  Hedging via inverse ETFs will be limited to 50% of the Fund's portfolio value at the time of investment.  The advisers also seek to manage Risk through the benefits of diversification.  The advisers believe that, based upon their modeling and historical analysis, a portfolio of 8 to15 ETFs that have returns that are not highly correlated to each other produces the optimal portfolio when viewed from a Risk and Reward perspective.  Although the advisers do not specifically restrict allocations by sector, they do seek to control Risk by monitoring volatility and position size.  Consequently, a more volatile investment is likely to have a smaller allocation than a more stable investment.  The advisers will sell securities to (1) reallocate assets, (2) reduce Risk, (3) replace underperforming ETFs, or (4) purchase more attractive investments.

PRINCIPAL INVESTMENT RISKS:

The following risks apply to each Fund's direct investments as well as its investments through Underlying Funds.

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Commodity Risk:  Investing in the commodities markets through commodity-linked ETFs, ETNs and mutual funds will subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and ETNs will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk:  There is a risk that security issuers will not make payments on securities held by the Fund directly or through Underlying Funds.   In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.  The Fund may invest, directly or indirectly, in "junk" bonds.  High yield fixed-income securities (also known as junk bonds) are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Derivatives Risk:  The use of derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause an ETF to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

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Selling (Writing) Covered Call Options Risk (CIFG MaxBalancedSM Fund only):  When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.

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ETN Risk:  ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral.  ETNs are subject to credit risk. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity.  The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

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Fixed Income Risk:  When the Fund invests in fixed income securities directly or through Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk:  The Fund's investments in foreign currency linked ETFs and ETNs, and foreign common stocks will subject the Fund to currency trading risks that include market risk, credit risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Counterparty Credit Risk:  Credit risk exists whenever an Underlying Fund enters into a foreign exchange contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Underlying Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Underlying Fund, this default will cause the value of an investment in the Underlying Fund and the Fund to decrease.  In addition, to the extent the Underlying Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  An Underlying Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Underlying Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Short Position Risk:  An Underlying Fund may also take short positions, through derivatives, if its adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which the Underlying Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Underlying Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Underlying Fund took a short position in the currency.

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Foreign Investment Risk:  Foreign investing, including through ADRs, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Limited History of Operations:  The Fund has a limited history of operation.  In addition, neither the adviser nor the sub-adviser have previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's or sub-adviser's management of individual and institutional accounts.  As a result, the adviser and sub-adviser may not achieve the intended result in managing the Fund.

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's allocation of the Fund's assets using its Endowment Model portfolio strategy.  The adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.  The sub-adviser's objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the sub-adviser's investment strategy will produce the desired results.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices, in general, may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Natural Resource Risk:  The Fund's exposure to companies primarily engaged in the natural resource markets may subject the Fund to greater volatility than investments in the stock market as a whole. Natural resource companies will be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Economic forces, including forces affecting the agricultural commodity, energy and mining markets, as well as government policies and regulations affecting the extraction and production of natural resources could adversely affect the Fund's portfolio companies and, thus, the Fund's returns.  Governmental policies affecting the natural resources industries, such as taxes, tariffs, duties, subsidies and import and export restrictions on commodities and commodity products, can influence industry profitability and the volume and types of exports. In addition, the Fund's portfolio companies must comply with a broad range of environmental laws and regulations.  Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund's portfolio companies.

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Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices tend to decline.  Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.  A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

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Sector Risk:  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest, directly or indirectly, will vary.

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Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks or Underlying Funds that invest in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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Underlying Funds Risk:  Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company is subject to specific risks, depending on the nature of the fund.

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Mutual Fund Risk (CIFG MaxBalancedSM only):  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

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Closed-End Fund Risk (CIFG MaxBalancedSM Fund only):  Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective.  These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.  Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser or a sub-adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

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ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

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ETF Inverse Risk:  Under certain circumstances, the adviser may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund's current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund's value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETF's current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETFs value should go up 10%).

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ETF Leverage Risk:  ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an ETFs current benchmark is 200% of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the S&P 500 Index goes up 10% then the leveraged ETF's value should go up 20%; conversely, if the S&P 500 Index goes down 10% then the leveraged ETF's value should go down 20%).

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Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to net asset value.

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Tracking Risk:  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Funds are in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of each Fund's policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-362-2434.

MANAGEMENT

Investment Adviser:  Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, serves as investment adviser to each Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for management of each Fund's investment portfolio and selection and supervision of each Fund’s sub-adviser.  The adviser is responsible for selecting each Fund's investments according to the Fund's investment objective, policies and restrictions.  The adviser was established in 2004 for the purpose of advising individuals and institutions.

Pursuant to an advisory agreement between the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of each Fund's average daily net assets.  The Funds’ adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least August 31, 2012 , to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60% and 1.70% of the average daily net asset value of CIFG MaxOppSM and CIFG MaxBalancedSM Fund's Class A shares, respectively ; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund s ’ annual report to shareholder s dated April 30, 2011.

Investment Adviser Portfolio Manager:  Ted Schwartz, President and Member of the adviser, has served the Funds since its inception in 2010.  As President of Capstone Investment Financial Group, Inc., Mr. Schwartz also serves individual clients, non-profits, and businesses as an Investment Advisor Representative of Capstone Investment Financial Group, Inc.  Prior to his current position, he has been an Investment Advisor Representative and Registered Representative of Cambridge Investment Research, Inc. from 2006 to 2009 and Commonwealth Financial Network from 1999 to 2006.  He has been a frequent writer on investments and financial planning, both in print and in electronic media.  Mr. Schwartz has a B.A. from Duke University and an M.A. from Oregon State University. He holds both the Certified Financial Planner® certification and the Accredited Investment Fiduciary® certification.

Sub-Adviser:  Dunn Warren Investment Advisors, LLC, 6143 S. Willow Dr., Suite 102, Greenwood Village, CO 80111, serves as the Funds’ sub-adviser.  The sub-adviser is responsible for jointly managing the Funds’ portfolio with the adviser.  Pursuant to a sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser is entitled to receive from the adviser, on a monthly basis, an annual advisory fee equal to 0.125% and 0.875% of the CIFG MaxBalancedSM Fund’s and CIFG MaxOppSM Fund’s average daily net assets, respectively.  A discussion regarding the basis for the Board of Trustees' approval of the sub-advisory agreement will be available in the Fund's first semi-annual shareholder report.

Sub-Adviser Portfolio Managers:  Jamie B. Cornehlsen, CFA, Managing Member of the sub-adviser has served the Funds as a portfolio manager since it commenced operations in 2010.  Mr. Cornehlsen is a Chartered Financial Analyst® and founded Dunn Warren Investment Advisors LLC in 2001 to provide consulting to hedge funds, mutual funds, and registered investment advisors.  In 2005, he expanded the mission of Dunn Warren to serve individual and registered investment advisors as an investment advisor.  He received his MBA from the William E. Simon Graduate School of Business at the University of Rochester and a B.A. from the University of Colorado.  He has over 15 years experience in financial services, including positions with Bear Sterns, Schwab SoundView Capital Markets, and Corboy and Jerde.

The Funds’ Statement of Additional Information provides additional information about the adviser and sub-adviser portfolio managers' compensation structure, other accounts managed by the portfolio managers, and each portfolio manager's ownership of shares of the Funds.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, each Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds price their shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Funds calculate its NAV, the adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Class A Shares:  Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of each Fund is $500 for retirement plan accounts and $1,000 for all other accounts.  The minimum subsequent investment in Class A shares of each Fund is $100 for retirement plan accounts and $250 for all other accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

You may be able to buy Class A shares without a sales charge when you are:

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Current and retired directors and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

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Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the adviser (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

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Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

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Clients of registered investment advisors that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

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Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account.  A minimum initial investment of $1 million in the Fund is required.  The distributor, in its sole discretion, may waive these minimum dollar requirements.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Northern Lights Distributors, LLC, at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Funds as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Funds from discontinuing sales of its Class A shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of the Funds that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because the Funds, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Purchasing Shares:  You may purchase shares of the Funds by sending a completed application form to the following address:

Regular/Express/Overnight Mail
CIFG FUNDS c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-362-2434 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-877-362-2434 for more information about the Funds’ Automatic Investment Plan.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "CIFG FUNDS".  The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Funds receive your application or request in good order.  All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the "CIFG FUNDS"

Retirement Plans:  You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-877-362-2434 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
CIFG FUNDS c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account, wired directly to your existing account in a bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-877-362-2434. The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire /Electronic Funds Transfer:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account but the Fund’s transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, y our bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Funds at 1-877-362-2434 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than the lesser of $250,000 or 1% of the Funds’ assets.  The securities will be chosen by the Funds and valued at the Funds’ net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

•

The request must identify your account number;

•

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

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you request a redemption to be made payable to a person not on record with the Funds;

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you request that a redemption be mailed to an address other than that on record with the Funds;

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the proceeds of a requested redemption exceed $50,000;

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any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Funds falls below $1000, the Funds may notify you that, unless the account is brought up to at least $1000 within 60 days of the notice; your account could be closed.  After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1000 due to a decline in NAV.

Redemption Fee

The Funds will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 2.00% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

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Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

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Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

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Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

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Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

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Other types of redemptions as the adviser or the Funds may determine in special situations and approved by the Funds’ or the adviser's Chief Compliance Officer.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

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Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

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Reject or limit specific purchase requests;

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Reject purchase requests from certain investors; and

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Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Funds and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Funds intend to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Funds unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Funds.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA).  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  Each Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Class A shares, pursuant to which the Fund pays its distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries:  The Funds’ distributor, its affiliates, and the Funds’ adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Classes:  In addition to the Class A shares offered in this Prospectus, each Fund offers another class of shares, the Class I shares, by a separate prospectus. Class I shares do not pay annual 12b-1 fees.

Householding:  To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-877-362-2434 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations.  Certain information reflects financial results for a single Class A share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund’s Class A shares (assuming reinvestment of all dividends and distributions).  This information for the Funds have been derived from the financial statements audited by BBD, LLP, whose report along with the Funds’ financial statements are included in the Funds’ April 30, 2011 annual report, which is available upon request.

                                                                                                                                             CIFG MAXBALANCEDSM FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A
	Period Ended
	April 30,
	2011 (1)
Net asset value, beginning of period	$ 15.00

Activity from investment operations:
Net investment income (2)	0.04
Net realized and unrealized
gain on investments	2.22
Total from investment operations	2.26

Less distributions from:
Net investment income	(0.06)
Total distributions	(0.06)

Paid-in-Capital From Redemption Fees	0.00	(3)

Net asset value, end of period	$ 17.20

Total return (4)(9)	15.11%

Net assets, at end of period (000s)	$ 9,146

Ratio of gross expenses to average
net assets (5)(6)(7)	2.61%
Ratio of net expenses to average
net assets (6)(7)	1.60%
Ratio of net investment income
to average net assets (6)(7)(8)	0.26%

Portfolio Turnover Rate (9)	136%

(1) The CIFG MaxBalanced Fund's Class A shares commenced operations May 17, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Not annualized.

CIFG MAXOPPSM FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A
	Period Ended
	April 30,
	2011 (1)
Net asset value, beginning of period	$ 15.00

Activity from investment operations:
Net investment income (loss) (2)	(0.03)
Net realized and unrealized
gain on investments	2.26
Total from investment operations	2.23

Less distributions from:
Net investment income	(0.07)
Total distributions	(0.07)

Paid-in-Capital From Redemption Fees	0.00	(3)

Net asset value, end of period	$ 17.16

Total return (4)(9)(10)	14.90%

Net assets, at end of period (000s)	$ 11,860

Ratio of gross expenses to average
net assets (5)(6)(7)	3.74%
Ratio of net expenses to average
net assets (6)(7)	1.60%
Ratio of net investment income (loss)
to average net assets (6)(7)(8)	(0.24)%

Portfolio Turnover Rate (9)	159%

(1) The CIFG MaxOpp Fund 's Class A shares commenced operations July 23, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Not annualized.
(10)	During the period ended April 30, 2011, the Fund realized a loss on the disposal of an investment security which did not meet investment guidelines. The Advisor reimbursed the Fund for the loss. If the Fund had not been reimbursed for the loss, the total return for Class A and
Class I shares, respectively, would have been 14.83% and 15.00%.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CIFG FUNDS

Adviser	Capstone Investment Financial Group, Inc. 615 N. Nevada Ave. Colorado Springs, CO 80903	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Account ing Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated September 1, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds’ policies and management.  Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders.  In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-362-2434 or visit www.cifgfunds.com.  You may also write to:

CIFG FUNDS

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

CIFG MAXBALANCEDSMFUND

 Class I shares: CAWIX

CIFG MAXOPPSM FUND

Class I shares: COPIX

PROSPECTUS

September 1, 2011

Advised by:

                                                                            Sub-Advised by:

Capstone Investment Financial Group, Inc.

                                                                                                           Dunn Warren Investment Advisors, LLC

615 N. Nevada Ave.

                                                                                                           6143 S. Willow Dr., Suite 102

Colorado Springs, CO 80903

                                                                                               Greenwood Village, CO 80111

888-571-3713

                                                                                               303-468-2823

                                                                            www.cifgfunds.com

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY: CIFG MaxBalancedSM Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Sub-Adviser
Sub-Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: CIFG MaxOppSM Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Sub-Adviser
Sub-Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealer and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective s
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Manager
Sub-Adviser
Sub-Adviser Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Additional Compensation to Financial Intermediaries
Other Classes
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY – CIFG MAXBALANCEDSM FUND

Investment Objective:  The Fund seeks to provide superior risk-adjusted returns throughout market cycles.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	None
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a% of amount redeemed, if sold before 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.57%
Acquired Fund Fees and Expenses (1)	0.40%
Total Annual Fund Operating Expenses	2.97%
Fee Waiver and/or Reimbursement (2)	(1.12) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.85%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.45% for Class I shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 188	$ 813	$1,464	$3,210

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds ("ETFs"), (3) closed-end investment companies (collectively "Underlying Funds"), (4) exchange-traded notes ("ETNs") (4) common stocks, (5) fixed income securities and (6) alternate-asset securities.  The Fund defines alternate-asset securities as those linked to, or deriving their value from natural resources, commodities, foreign currencies or real estate.  The Fund may write (sell) covered call options on a portion of its common stock portfolio to enhance returns.  The Fund's adviser manages most of the Fund's portfolio directly using the adviser's proprietary "Endowment Model" investment strategy and delegates the management of the U.S. common stock portion of the Fund's portfolio to the Fund's sub-adviser.  However, the sub-adviser may provide recommendations to the adviser on other asset classes.  The Fund may invest in securities from issuers of any market capitalization, credit quality, maturity, or country.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  The Fund may invest in foreign securities traded on exchanges outside the U.S. and through American depositary receipts ("ADRs").  Under normal market conditions, the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

Endowment Model

The Fund's adviser relies upon an Endowment Model investing style that seeks returns that are both consistently positive and less volatile than the equity market in general by diversifying Fund investments across a wide group of asset classes and employing risk management techniques that focus on historical volatility and loss control.  The Endowment Model investment style also includes the adviser's market neutral and absolute return sub-strategies that are designed to seek to positive returns while controlling risk by investing in securities that have returns that the adviser believes are not highly correlated to the equity or fixed income markets in general.

The Fund's adviser anticipates its Endowment Model, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows.

Asset Class	Allocation Range			Allocation Target
US Equity	0%	to	30%	21%
Foreign Equity	0%	to	23%	14%
US Fixed Income	0%	to	29%	20%
Foreign Fixed Income/Currency	0%	to	13%	7%
Real Estate	0%	to	13%	7%
Natural Resources & Commodities	0%	to	20%	14%
Cash Equivalents	0%	to	100%	2%

The Fund's adviser seeks to enhance the Endowment Model and further control risk, defined as variability of returns, by (1) diversifying among asset classes that it believes are not highly correlated to each other, (2) employing stop-loss limits (a form of automatic sell decision based upon a set drop in a security's price) and by (3) hedging against anticipated market declines by purchasing inverse ETFs (securities designed to produce returns opposite to the securities index to which they are linked).  The Fund is an "all weather" fund because it is intended to perform relatively and reasonably well during both favorable and unfavorable economic and market conditions.

The adviser buys and sells securities (1) to rebalance asset class allocations as determined under its Endowment Model and (2) buys specific securities when it believes they are undervalued and sells them when it believes they have reached their target price or more attractive investments are available.  The sub-adviser buys specific common stocks that it believes have stronger relative price trends or stronger fundamentals such as expected earnings growth than its peers.  It sells a security when its relative price trend or fundamentals deteriorate when compared to its peer group.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investments as well as its investments through Underlying Funds.

•

Commodity Risk:  Investing in the commodities markets through commodity-linked ETFs, ETNs and mutual funds will subject the Fund to potentially greater volatility than traditional securities.  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.

•

Credit Risk:  Security issuers might not make payments on securities held by the Fund directly or through Underlying Funds, resulting in losses.  Credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

•

ETN Risk:  ETNs are subject to credit risk and their value will be influenced by time to maturity, supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in interest rates, changes in the issuer's credit rating, and economic, legal, or political events.

•

Fixed Income Risk:  The value of the Fund's investments in fixed income securities held directly or through Underlying Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.  If rates fall, the value of the fixed income securities generally increases.  ETNs may have payments linked to fixed income indices, currency exchange rates, commodity prices or other indices representative of economic sectors or industries and will be subject to the specific risk of the index, rate or price.

•

Foreign Currency Risk:  Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk:  Foreign investing, including through ADRs, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operation:  The Fund has a limited history of operation.

•

Management Risk:  The adviser's dependence on the Endowment Model strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The sub-adviser's judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Natural Resource Risk:  The Fund's exposure to companies primarily engaged in the natural resource markets may subject the Fund to greater volatility than the stock market as a whole.  Natural resource companies are affected by commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  A real estate investment trust's ("REIT") performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

•

Sector Risk:  The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Underlying Funds Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse funds tend to limit the Fund's participation in overall market-wide gains.  Each Underlying Fund is subject to specific risks, depending on the nature of the fund.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.cifgfunds.com or by calling 1-877-362-2434.

Investment Adviser:  Capstone Investment Financial Group, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Manager:  Ted Schwartz, President and Member of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the Fund.

Sub-Adviser:  Dunn Warren Investment Advisors, LLC is the Fund's sub-adviser.

Sub-Adviser Portfolio Manager:  Jamie B. Cornehlsen, CFA, Managing Member of the sub-adviser ha s served the Fund as sub-advisory portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the equity portion of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website.  The minimum initial investment in Class I shares is $1 0 0,000 for all accounts.  The minimum subsequent investment in Class I shares $100 for retirement plan accounts and $250 for all other accounts.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY – CIFG MAXOPPSM FUND

Investment Objective:  The Fund seeks to provide superior risk-adjusted returns throughout market cycles.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	None
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a% of amount redeemed, if sold before 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	3.01%
Acquired Fund Fees and Expenses (1)	0.52%
Total Annual Fund Operating Expenses	4.53%
Fee Waiver and/or Reimbursement (3)	(2.66) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.87%

  (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.35% for Class I shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 190	$ 1,129	$2,076	$4,485

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in exchange traded funds ("ETFs") that invest primarily in (1) US common stocks, (2) foreign common stocks, (3) US fixed income securities, (4) foreign fixed income securities, (5) exchange traded notes ("ETNs") (6) commodities, or (7) currencies.  The Fund may invest in securities from issuers of any market capitalization, credit quality, country, and of any maturity or in any currency.  However, from time to time, the Fund may focus its investments in ETFs that are principally invested in one economic segment or security type.  Additionally, the Fund may invest in ETFs that employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.  ETFs may also employ derivatives, such as futures contracts, swap contracts, or options as a substitute for securities, commodities or currencies.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.

The Fund's adviser and sub-adviser manage the Fund's portfolio jointly using a shared strategic management philosophy and a proprietary "Risk/Reward Matrix" approach to selecting investments.  The strategic management philosophy includes a multi-stage analysis of (i) current market-wide valuations, (ii) the outlook for economic growth, (iii) investor sentiment and (iv) the relative strength of security market price indicators.  The Risk/Reward Matrix analyzes asset classes and representative ETFs by defining "Risk" as the historical rate-of-return volatility relative to the S&P 500 Index and by defining "Reward" as an asset class ETF-specific forecast of expected returns using an econometric model composed of 16 economic factors.  From the ETF universe ranked by Risk and Reward, the advisers select individual ETFs that are sufficiently liquid and have the greatest degree of price stability and the highest 6-month relative performance within each asset class.

The advisers will also hedge or reduce market exposure when they believe that the Reward presented by the market is unfavorable, or the market cycle is in a downward trend, based on the Risk identified in the valuation and the economic growth in the economy.  Specific strategies for hedging include increasing cash allocations and purchasing inverse ETFs.  Inverse ETFs are designed to increase in value when the underlying index (e.g. S&P 500, Dow Jones Industrial Average, NASDAQ 100 or Russell 2000) declines in value.  The advisers may also use leveraged inverse funds.  Hedging via inverse ETFs will be limited to 50% of the Fund's portfolio value at the time of investment.

The advisers will sell securities to (1) reallocate assets, (2) reduce Risk, (3) replace underperforming ETFs, or (4) purchase more attractive investments.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund though its investments in ETFs and non-ETF securities.

•

Commodity Risk:  Investing in the commodities markets subjects the Fund to potentially greater volatility than investments in traditional securities.  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk:  There is a risk that security issuers will not make payments on their securities resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.

•

Derivatives Risk:  Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

•

ETF Risk:  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Inverse ETFs tend to limit the Fund's participation in overall market-wide gains.  Each ETF is subject to specific risks, depending on the nature of the fund.

•

ETN Risk:  ETNs are subject to credit risk and their value will be influenced by time to maturity, supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in interest rates, changes in the issuer's credit rating, and economic, legal, or political events.

•

Fixed Income Risk:  The value of fixed income securities will fluctuate with changes in interest rates and changes in issuer credit quality. Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

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Foreign Currency Risk:  Foreign currency-linked ETFs and foreign common stocks subject the Fund to currency trading risks that include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Limited History of Operation:  The Fund has a limited history of operation

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Management Risk:  The adviser's and sub-adviser's dependence on the strategic management philosophy and Risk/Reward Matrix approach and judgments about the attractiveness, value and potential appreciation of particular asset classes and ETFs may prove to be incorrect and may not produce the desired results.

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Market Risk:  Overall securities and derivatives market risks may affect the value of individual ETFs in which the Fund invests.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance

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Sector Risk:  Focusing investments in securities of a particular sector exposes the Fund to economic, legislative or regulatory developments that may adversely the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

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Small and Medium Capitalization Stock Risk.  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.cifgfunds.com or by calling 1-877-362-2434.

Investment Adviser:  Capstone Investment Financial Group, Inc. is the Fund's investment adviser.

Investment Adviser Portfolio Manager:  Ted Schwartz, President and Member of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the Fund.

Sub-Adviser:  Dunn Warren Investment Advisors, LLC is the Fund's sub-adviser.

Sub-Adviser Portfolio Manager:  Jamie B. Cornehlsen, CFA, Managing Member of the sub-adviser ha s served the Fund as sub-advisory portfolio manager since it commenced operations in 2010 and is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website.  The minimum initial investment in Class I shares is $1 0 0,000 for all accounts.  The minimum subsequent investment in Class I shares $100 for retirement plan accounts and $250 for all other accounts.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES:

Each Fund seeks to provide superior risk-adjusted returns throughout market cycles.  Each Fund's investment objective may be changed by the Funds’ Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

CIFG MaxBalancedSM Fund

The Fund's adviser seeks to achieve the Fund's investment objective by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds ("ETFs"), (3) closed-end investment companies (collectively "Underlying Funds"), (4) exchange-traded notes ("ETNs") (5) common stocks, (6) fixed income securities and (7) alternate-asset securities.  The Fund defines alternate-asset securities as those linked to, or deriving their value from natural resources, commodities, foreign currencies or real estate.  The Fund may write (sell) covered call options on a portion of its common stock portfolio to enhance returns.  The Fund's adviser manages most of the Fund's portfolio directly using the adviser's proprietary "Endowment Model" investment strategy and delegates the management of the U.S. common stock portion of the Fund's portfolio to the Fund's sub-adviser.  However, the sub-adviser may provide recommendations to the adviser on other asset classes.  The Fund may invest in securities from issuers of any market capitalization, credit quality, maturity, or country.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  The Fund may invest in foreign securities traded on exchanges outside the U.S. and through American depositary receipts ("ADRs").  Under normal market conditions, the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  This 25% investment policy may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Endowment Model

The Fund's adviser relies upon an Endowment Model investing style that seeks returns that are both consistently positive and less volatile than the equity market in general by diversifying Fund investments across a wide group of asset classes and employing risk management techniques that focus on historical volatility and loss control.  The Endowment Model investment style also includes the adviser's market neutral and absolute return sub-strategies that are designed to seek to positive returns while controlling risk by investing in securities that have returns that the adviser believes are not highly correlated to the equity or fixed income markets in general.  The adviser's Endowment Model, is informed by the adviser's historical studies that indicate that it may be possible to increase performance and reduce volatility (as measured by standard deviation of returns) by selling securities when they are priced below their 10-month moving average.  The adviser will seek to control portfolio volatility by controlling position size and setting stop loss triggers to reduce the probability that the Fund will suffer large security or asset class specific losses.

As part of its Endowment Model investment strategy the adviser will employ market neutral and absolute return sub-strategies on an opportunistic basis.  Market neutral and absolute allocations are designed to increase portfolio diversification by adding assets that are not highly correlated to other portfolio holdings. The adviser believes that opportunistic allocations under these sub-strategies will allow the Fund to capture positive returns while managing downside risk.  Securities selected to execute these sub-strategies may include inverse funds, closed-end funds trading at a large discount to their net asset value, asset classes the adviser believes are undervalued and asset classes with a price history of relative strength.

The Fund's adviser anticipates its Endowment Model, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows.

Asset Class	Allocation Range			Allocation Target
US Equity	0%	to	30%	21% 14% 20% 7% 7% 14% 2%
Foreign Equity	0%	to	23%
US Fixed Income	0%	to	29%
Foreign Fixed Income/Currency	0%	to	13%
Real Estate	0%	to	13%
Natural Resources & Commodities	0%	to	20%
Cash Equivalents	0%	to	100%

The Fund's adviser seeks to enhance the Endowment Model and further control risk, defined as variability of returns, by (1) diversifying among asset classes that it believes are not highly correlated to each other, (2) employing stop-loss limits (a form of automatic sell decision based upon a set drop in a security's price) and by (3) hedging against anticipated market declines by purchasing inverse ETFs (securities designed to produce returns opposite to the securities index to which they are linked).  For example, when the price of a security falls below its 10-month moving average, the adviser may decide to eliminate the position or may choose to hedge against further decline by utilizing an inverse ETF.  The Fund is an "all weather" fund because it is intended to perform relatively and reasonably well during both favorable and unfavorable economic and market conditions.

The adviser buys and sells securities (1) to rebalance asset class allocations as determined under its Endowment Model and (2) buys specific securities when it believes they are undervalued and sells them when it believes they have reached their target price or more attractive investments are available.  The sub-adviser buys specific common stocks that it believes have stronger relative price trends or stronger fundamentals such as expected earnings growth than its peers.  It sells a security when its relative price trend or fundamentals deteriorate when compared to its peer group.

CIFG MaxOppSM Fund

The Fund seeks to achieve its investment objective by investing primarily in exchange traded funds ("ETFs") that invest primarily in (1) US common stocks, (2) foreign common stocks, (3) US fixed income securities, (4) foreign fixed income securities, (5) exchange traded notes ("ETNs") (6) commodities, or (7) currencies.  The Fund may invest in securities from issuers of any market capitalization, credit quality, country, and of any maturity or in any currency.  However, from time to time, the Fund may focus its investments in ETFs that are principally invested in one economic segment or security type.  Additionally, the Fund may invest in ETFs that employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.  ETFs may also employ derivatives, such as futures contracts, swap contracts, or options as a substitute for securities, commodities or currencies.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  The Fund's adviser and sub-adviser manage the Fund's portfolio jointly using a shared strategic management philosophy and a proprietary "Risk/Reward Matrix" approach to selecting investments.

Strategic Management Philosophy

The strategic management philosophy includes a multi-stage analysis of (i) current market-wide valuations, (ii) the outlook for economic growth, (iii) investor sentiment and (iv) the relative strength of security market price indicators.  The advisers' models incorporate the recent past trend of economic data including weekly reports on the economy and market environment and a monthly investment report on the current leadership in the stock market domestically by capitalization and sector and internationally by geography.  Each investment decision is based on a monthly review of the portfolio unless global and or portfolio specific events require more frequent review.

Risk/Reward Matrix Approach

The Risk/Reward Matrix analyzes asset classes and representative ETFs by defining "Risk" as the historical rate-of-return volatility relative to the S&P 500 Index and by defining "Reward" as an asset class ETF-specific forecast of expected returns using an econometric model composed of 16 economic factors.  The advisers use the Risk/Reward Matrix to indicate the probability of investment returns in the current market environment.  Once funds are classified by Risk and all other relevant characteristics, the advisers select ETFs to construct a portfolio that they believe will achieve the investment objective of the Fund.

The advisers will also hedge or reduce market exposure when they believe that the Reward presented by the market is unfavorable, or the market cycle is in a downward trend, based on the Risks identified in the valuation and the economic growth in the economy.  Specific strategies for hedging include increasing cash allocations and purchasing inverse ETFs.  Inverse ETFs are designed to increase in value when the underlying index (S&P 500, Dow Jones Industrial Average, NASDAQ 100 or Russell 2000) declines in value.  The advisers may also use leveraged inverse ETFs.  Hedging via inverse ETFs will be limited to 50% of the Fund's portfolio value at the time of investment.  The advisers also seek to manage Risk through the benefits of diversification.  The advisers believe that, based upon their modeling and historical analysis, a portfolio of 8 to15 ETFs that have returns that are not highly correlated to each other produces the optimal portfolio when viewed from a Risk and Reward perspective.  Although the advisers do not specifically restrict allocations by sector, they do seek to control Risk by monitoring volatility and position size.  Consequently, a more volatile investment is likely to have a smaller allocation than a more stable investment.  The advisers will sell securities to (1) reallocate assets, (2) reduce Risk, (3) replace underperforming ETFs, or (4) purchase more attractive investments.

PRINCIPAL INVESTMENT RISKS:

The following risks apply to each Fund's direct investments as well as its investments through Underlying Funds.

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Commodity Risk:  Investing in the commodities markets through commodity-linked ETFs, ETNs and mutual funds will subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and ETNs will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk:  There is a risk that security issuers will not make payments on securities held by the Fund directly or through Underlying Funds.   In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.  The Fund may invest, directly or indirectly, in "junk" bonds.  High yield fixed-income securities (also known as junk bonds) are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Derivatives Risk:  The use of derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause an ETF to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

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Selling (Writing) Covered Call Options Risk (CIFG MaxBalancedSM Fund only):  When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.

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ETN Risk:  ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral.  ETNs are subject to credit risk. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity.  The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

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Fixed Income Risk:  When the Fund invests in fixed income securities directly or through Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk:  The Fund's investments in foreign currency linked ETFs and ETNs, and foreign common stocks will subject the Fund to currency trading risks that include market risk, credit risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Counterparty Credit Risk:  Credit risk exists whenever an Underlying Fund enters into a foreign exchange contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Underlying Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Underlying Fund, this default will cause the value of an investment in the Underlying Fund and the Fund to decrease.  In addition, to the extent the Underlying Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  An Underlying Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Underlying Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Short Position Risk:  An Underlying Fund may also take short positions, through derivatives, if its adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which the Underlying Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Underlying Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Underlying Fund took a short position in the currency.

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Foreign Investment Risk:  Foreign investing, including through ADRs, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Limited History of Operations:  The Fund has a limited history of operation.  In addition, neither the adviser nor the sub-adviser have previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's or sub-adviser's management of individual and institutional accounts.  As a result, the adviser and sub-adviser may not achieve the intended result in managing the Fund.

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's allocation of the Fund's assets using its Endowment Model portfolio strategy.  The adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.  The sub-adviser's objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the sub-adviser's investment strategy will produce the desired results.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices, in general, may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Natural Resource Risk:  The Fund's exposure to companies primarily engaged in the natural resource markets may subject the Fund to greater volatility than investments in the stock market as a whole. Natural resource companies will be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Economic forces, including forces affecting the agricultural commodity, energy and mining markets, as well as government policies and regulations affecting the extraction and production of natural resources could adversely affect the Fund's portfolio companies and, thus, the Fund's returns.  Governmental policies affecting the natural resources industries, such as taxes, tariffs, duties, subsidies and import and export restrictions on commodities and commodity products, can influence industry profitability and the volume and types of exports. In addition, the Fund's portfolio companies must comply with a broad range of environmental laws and regulations.  Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund's portfolio companies.

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Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices tend to decline.  Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.  A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

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Sector Risk:  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest, directly or indirectly, will vary.

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Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks or Underlying Funds that invest in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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Underlying Funds Risk:  Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company is subject to specific risks, depending on the nature of the fund.

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Mutual Fund Risk (CIFG MaxBalancedSM Fund only):  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

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Closed-End Fund Risk (CIFG MaxBalancedSM Fund only):  Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective.  These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.  Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser or a sub-adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

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ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

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ETF Inverse Risk:  Under certain circumstances, the adviser may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund's current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund's value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETF's current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETFs value should go up 10%).

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ETF Leverage Risk:  ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an ETFs current benchmark is 200% of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the S&P 500 Index goes up 10% then the leveraged ETF's value should go up 20%; conversely, if the S&P 500 Index goes down 10% then the leveraged ETF's value should go down 20%).

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Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to net asset value.

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Tracking Risk:  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Funds are in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of each Fund's policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-362-2434.

MANAGEMENT

Investment Adviser:  Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, serves as investment adviser to each Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for management of each Fund's investment portfolio and selection and supervision of each Fund’s sub-adviser.  The adviser is responsible for selecting each Fund's investments according to the Fund's investment objective, policies and restrictions.  The adviser was established in 2004 for the purpose of advising individuals and institutions.

Pursuant to an advisory agreement between the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of each Funds’ average daily net assets.  The Funds’ adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least August 31, 2012 , to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.35% and 1.45% of the average daily net asset value of CIFG MaxOppSM and CIFG MaxBalancedSM Fund's Class I shares, respectively ; subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund s ’ annual report to shareholder s dated April 30, 2011.

Investment Adviser Portfolio Manager:  Ted Schwartz, President and Member of the adviser, has served the Funds since its inception in 2010.  As President of Capstone Investment Financial Group, Inc., Mr. Schwartz also serves individual clients, non-profits, and businesses as an Investment Advisor Representative of Capstone Investment Financial Group, Inc.  Prior to his current position, he has been an Investment Advisor Representative and Registered Representative of Cambridge Investment Research, Inc. from 2006 to 2009 and Commonwealth Financial Network from 1999 to 2006.  He has been a frequent writer on investments and financial planning, both in print and in electronic media.  Mr. Schwartz has a B.A. from Duke University and an M.A. from Oregon State University. He holds both the Certified Financial Planner® certification and the Accredited Investment Fiduciary® certification.

Sub-Adviser:  Dunn Warren Investment Advisors, LLC, 6143 S. Willow Dr., Suite 102, Greenwood Village, CO 80111, serves as the Funds’ sub-adviser.  The sub-adviser is responsible for jointly managing the Funds’ portfolio with the adviser.  Pursuant to a sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser is entitled to receive from the adviser, on a monthly basis, an annual advisory fee equal to 0.125% and 0.875% of the CIFG MaxBalancedSM Fund’s and CIFG MaxOppSM Fund’s average daily net assets, respectively.  A discussion regarding the basis for the Board of Trustees' approval of the sub-advisory agreement will be available in the Fund's first semi-annual shareholder report.

Sub-Adviser Portfolio Manager:  Jamie B. Cornehlsen, CFA, Managing Member of the sub-adviser ha s served the Funds as sub-advisory portfolio manager since it commenced operations in 2010.  Mr. Cornehlsen is a Chartered Financial Analyst® and founded Dunn Warren Investment Advisors LLC in 2001 to provide consulting to hedge funds, mutual funds, and registered investment advisors.  In 2005, he expanded the mission of  Dunn Warren to serve individual and registered investment advisors as an investment advisor.  He received his MBA from the William E. Simon Graduate School of Business at the University of Rochester and a B.A. from the University of Colorado.  He has over 15 years experience in financial services, including positions with Bear Sterns, Schwab SoundView Capital Markets, and Corboy and Jerde.

The Funds’ Statement of Additional Information provides additional information about the adviser and sub-adviser portfolio managers' compensation structure, other accounts managed by the portfolio managers, and each portfolio manager's ownership of shares of the Funds.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, each Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds price their shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Funds calculate its NAV, the adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Class I Shares:  Class I shares of each Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Funds.  The minimum initial investment in Class I shares of each Fund is $10 0, 000 for all accounts.  The minimum subsequent investment in Class I shares of the Funds is $100 for retirement plan accounts and $250 for all other accounts.

Purchasing Shares:  You may purchase shares of the Funds by sending a completed application form to the following address:

Regular/Express/Overnight Mail
CIFG FUNDS c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-362-2434 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-877-362-2434 for more information about the Funds’ Automatic Investment Plan.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "CIFG FUNDS".  The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Funds receive your application or request in good order.  All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the "CIFG FUNDS"

Retirement Plans:  You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-877-362-2434 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
CIFG FUNDS c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account, wired directly to your existing account in a bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-877-362-2434. The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire /Electronic Funds Transfer:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account but the Fund’s transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, y our bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $50,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Funds at 1-877-362-2434 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than the lesser of $250,000 or 1% of the Funds’ assets.  The securities will be chosen by the Funds and valued at the Funds’ net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

•

The request must identify your account number;

•

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Funds;

•

you request that a redemption be mailed to an address other than that on record with the Funds;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Funds falls below $10,000, the Funds may notify you that, unless the account is brought up to at least $10,000 within 60 days of the notice; your account could be closed.  After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $10,000 due to a decline in NAV.

Redemption Fee

The Funds will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 2.00% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

Other types of redemptions as the adviser or the Funds may determine in special situations and approved by the Funds’ or the adviser's Chief Compliance Officer.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seeks to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Funds and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Funds intend to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Funds unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Funds.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA).  Shares of the Funds are offered on a continuous basis.

Additional Compensation to Financial Intermediaries:  The Funds’ distributor, its affiliates, and the Funds’ adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Classes:  In addition to the Class I shares offered in this Prospectus, each Fund offers Class A shares by a separate prospectus. Class A shares pay annual 12b-1 fees of 0.25%.

Householding:  To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 877-362-2434 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations.  Certain information reflects financial results for a single Class I share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ Class I shares (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report along with the Funds’ financial statements are included in the Funds’ April 30, 2011 annual report, which is available upon request.

                                                                                                                                             CIFG MAXBALANCEDSM FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I
	Period Ended
	April 30,
	2011 (1)
Net asset value, beginning of period	$ 15.00

Activity from investment operations:
Net investment income (2)	0.06
Net realized and unrealized
gain on investments	2.23
Total from investment operations	2.29

Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)

Paid-in-Capital From Redemption Fees	0.00	(3)

Net asset value, end of period	$ 17.21

Total return (4)(9)	15.28%

Net assets, at end of period (000s)	$ 10,653

Ratio of gross expenses to average
net assets (5)(6)(7)	2.57%
Ratio of net expenses to average
net assets (6)(7)	1.35%
Ratio of net investment income
to average net assets (6)(7)(8)	0.38%

Portfolio Turnover Rate (9)	136%

(1) The CIFG MaxBalanced Fund's Class A and Class I shares commenced operations May 17, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Not annualized.

CIFG MAXOPPSM FUND

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I
	Period Ended
	April 30,
	2011 (1)
Net asset value, beginning of period	$ 15.00

Activity from investment operations:
Net investment income (loss) (2)	0.02
Net realized and unrealized
gain on investments	2.25
Total from investment operations	2.27

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)

Paid-in-Capital From Redemption Fees	0.00	(3)

Net asset value, end of period	$ 17.18

Total return (4)(9)(10)	15.13%

Net assets, at end of period (000s)	$ 1,530

Ratio of gross expenses to average
net assets (5)(6)(7)	4.01%
Ratio of net expenses to average
net assets (6)(7)	1.35%
Ratio of net investment income (loss)
to average net assets (6)(7)(8)	0.18%

Portfolio Turnover Rate (9)	159%

(1) The CIFG MaxOpp Fund 's Class A and Class I shares commenced operations July 23, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Does not include the expenses of other investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9) Not annualized.
(10)	During the period ended April 30, 2011, the Fund realized a loss on the disposal of an investment security which did not meet investment guidelines. The Advisor reimbursed the Fund for the loss. If the Fund had not been reimbursed for the loss, the total return for Class A and
Class I shares, respectively, would have been 14.83% and 15.00%.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CIFG FUNDS

Adviser	Capstone Investment Financial Group, Inc. 615 N. Nevada Ave. Colorado Springs, CO 80903	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Account ing Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about each Fund is included in the Funds’ Statement of Additional Information dated September 1, 2011  (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds’ policies and management.  Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders.  In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-362-2434 or visit www.cifgfunds.com.  You may also write to:

CIFG FUNDS

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

CLASS A SHARES: CMGTX

CLASS C SHARES: CMGCX

PROSPECTUS

September 1, 2011

1-866-CMG-9456

www.CMGARSFunds.net

Advised by:

CMG Capital Management Group, Inc.

150 N. Radnor-Chester Road, Suite A150

Radnor, PA 19087

Sub-advised by:

Anchor Capital Management Group, Inc.

            AIFS, LLC

                                Heritage Capital, LLC

16140 Sand Canyon Avenue, Suite 101

335 Madison Avenue, Mezzanine

1                              Bradley Road, Suite 202

Irvine, California 92618

New York, NY 10017

                    Woodbridge CT 06525

Howard Capital Management, Inc.

            Scotia Partners, Ltd.

                                Traub Capital Management, LLC

555 Sun Valley Drive, #B4

436 Ridge Road

                                97 Chapel Street

Roswell, GA 30076

Spring City, PA 19475

                    Needham, Massachusetts 02492

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Summary of Principal Investment Sub-Strategies
Principal Investment Risks
Performance
Investment Adviser
Sub-Advisers
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Summary of Principal Investment Sub-Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
SUB-ADVISERS AND PORTFOLIO MANAGERS
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy and Practices

FUND SUMMARY

Investment Objective: The Fund’s investment objective is to generate absolute return.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 19 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A SHARES	CLASS C SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a% of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a% of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.40%	1.00%
Other Expenses	0.36%	0.36%
Acquired Fund Fees and Expenses(1)	0.80%	0.80%
Total Annual Fund Operating Expenses	3.31%	3.91%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 889	$ 1,534	$ 2,201	$ 3,970
Class C	$ 393	$ 1,192	$ 2,008	$ 4,129

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4,523% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests in a combination of (i) equity securities, (ii) fixed income securities, (iii) other investment companies, (iv) cash equivalents and (v) derivatives on equity securities, fixed income securities and foreign currencies.  The Fund's investment adviser, CMG Capital Management Group, Inc. (the "Adviser") manages a portion of the Fund's portfolio directly and allocates the management of the balance of the Fund ’ s portfolio among the Fund's sub-advisers, each of which has a proprietary investment style.  The allocation of the Fund's assets among the various sub-advisory firms is based on the Adviser's assessment of the factors on page 7 of the Fund’s Prospectus.

Through the various sub-strategies, the Fund invests primarily in equity and fixed income securities of U.S. companies, both directly and indirectly through mutual funds, including open-end funds (mutual funds), closed-end funds and exchange-traded funds (collectively, “Underlying Funds”).  Exchange-traded funds or “ETFs” are registered investment companies that generally seek to track the performance of a particular market index, such as the Standard & Poor's 500, or of a particular segment of the market such as an industry sector or geographic region.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or determined to be of similar quality by the Fund’s Adviser or a sub-adviser.  Such securities are considered speculative investments that carry greater risk of default.  The Fund may hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment.  The Fund may also invest in commodity-based securities such as Underlying Funds that track the value of precious metals or equity securities of companies involved in the mining, exploration or development of commodities. The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. and foreign equities (including equity securities of companies in developing countries or emerging markets), other types of investment companies and derivative investments such as futures and options.  Derivative investments may be used by the sub-advisers for hedging purposes or for speculative purposes.  The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Adviser generally allocates 5% to 15% of the Fund's assets to each principal sub-strategy.  The Adviser may rebalance the allocation on a periodic basis for various reasons, including to maintain the initial asset allocations, or to reallocate assets among the sub-strategies for strategic reasons.  Under normal circumstances, the Adviser anticipates that the allocation to any one sub-strategy will not vary by more than plus or minus 20% of the Fund’s assets.  The Adviser utilizes its own proprietary research as well as the research of independent third parties such as statistical reporting organizations to identify suitable sub-advisers and determining an appropriate allocation of the Fund's assets to the various sub-strategies and sub-advisers.

Summary of Principal Investment Sub-Strategies

The following presents a brief summary of each sub-strategy which is managed by the Adviser or a sub-adviser.

Scotia Partners Growth S&P Plus Program:   Scotia Partners, Ltd. seeks to contribute to the Fund's investment objective by investing directionally long or short in positions linked to the S&P 500 Index using its proprietary quantitative investment model.  Based on the analysis of S&P 500 price data across multiple time frames, the strategy will invest on a leveraged  basis (seeking to provide investment returns that correlate up to 200% of the daily performance of the S&P 500 Index).  The strategy will invest in index mutual funds, exchange traded funds and S&P 500 equity futures but may also invest in derivatives.

The strategy attempts to generate high probability trades with a high degree of selectivity. Trades typically have a one- to three-day duration; therefore, the Fund may be in money markets or cash more than 50% of the time.  Because the strategy involves frequent and short-term trading, the strategy could contribute to higher portfolio turnover.  The sub-adviser for the Fund is Scotia Partners, Ltd.

Traub FX Strategy:  Traub Capital Management, LLC seeks to contribute to the Fund's investment objective by investing long or short in Foreign Exchange currency futures contracts of major developed nations as directed by its multi-factor, quantitative model.  This sub-adviser expects that by applying its model, which analyzes macroeconomic and financial factors including relative interest and inflation rates, this strategy will generate consistent positive absolute returns.

CMG Managed HY Bond Strategy:  The Adviser seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds linked to high yield bonds utilizing a proprietary quantitative and qualitative investment model.  By switching between money markets funds and Underlying Funds, using buy/sell signals from its model, the Adviser expects to produce returns superior to a buy and hold high yield indexing strategy.

CMG Cook S&P ETF Trading Strategy:  The Adviser seeks to contribute to the Fund's investment objective by investing long or short in S&P 500 ETFs utilizing a qualitative and quantitative discretionary approach.  The Adviser expects that by using its discretionary approach, which is informed by the “Cook Cumulative Tick” indicator to determine the short term overbought or oversold condition of the U.S. equity markets, it can generate returns in excess of a passive buy and hold S&P 500 indexing strategy.

AIFS Active U.S. Treasury Management Strategy:  American Independence Financial Services, LLC seeks to contribute to the Fund's investment objective by investing long and short in U.S. Treasury Bond futures positions utilizing a multi-factor investment model.  By trading U.S. Treasury Bond Futures, long and short on a monthly basis, using interest rate direction signals from its model, which relies on 40 years of publicly available economic data, this sub-adviser expects to produce returns superior to a buy and hold U.S. Treasury indexing strategy.

CMG System Research Treasury Bond Strategy: The Adviser seeks to contribute to the Fund’s investment objective by investing in long and short positions in Underlying Funds linked to the performance of the current Long Treasury Bond.  The Adviser believes that by applying a multi-factor quantitative model, the strategy can produce returns in excess of buying and holding U.S. Long Treasury Bond mutual funds.

Heritage Capital Gold Strategy:  Heritage Capital, LLC seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds investing in precious metal equities.  This sub-adviser expects that by making investments based on its short- to intermediate-term outlook on the gold market, as informed by price momentum and other technical indicators, it can produce returns in excess of a passive buy and hold gold indexing strategy.

Anchor Capital L/S HY Bond Strategy:  Anchor Capital Management Group, Inc. seeks to contribute to the Fund's investment objective by investing in cash or hedged or long or short positions in Underlying Funds that are linked to high yield bonds as directed by its proprietary intermediate-trend model.  This sub-adviser expects that by combing cash, hedged, long and short positions in high yield Underlying Funds, the Fund will benefit from superior returns versus a high yield indexing strategy.

Howard Capital Sector Rotation Program:  Howard Capital Management, Inc. seeks to contribute to the Fund’s investment objective by rotating positions amongst the Rydex and/or ProFunds equity sector funds.  The strategy takes into account several fundamental and technical factors to determine long trades in US Equity Sector, Equity Index and US Government Bond mutual funds.  The strategy has a two step process. First, the model identifies whether to be long or in cash (money market) based on Howard Capital's proprietary model that analyzes new highs and new lows on the AMEX, NASDAQ and NYSE exchanges over multiple timeframes.  If the model indicates the program should be long, a quantitative overlay will identify the top two sector funds that the model should invest in. Daily analysis is done to determine whether the strategy should remain long and whether it should remain in the existing sector allocation or if it should rotate into other sectors with stronger momentum. The program will equally allocate portfolio funds (50/50) to each of the top two sectors identified by the quantitative overlay.

In general, the Fund follows an "absolute return" strategy, seeking capital appreciation during periods of both positive and negative market environments.  The Adviser starts with the premise that not all investment strategies or styles are successful all of the time.  Based on this premise, the Adviser allocates the Fund's assets among different investment styles (called "sub-strategies") that it believes offer the potential for attractive investment returns individually.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lo se money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

o

Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  To manage currency risk, the Fund may enter into forward currency contracts.

o

Derivatives Risk – The Fund may use derivatives (including futures and options) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

o

Fixed Income Risk – The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

o

Foreign Exposure – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

o

Gold-Related Securities Risk – Investments in gold-related securities, such as ETFs and forward and futures contracts, may subject the Fund to greater volatility than investments in traditional securities. The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments. A fluctuation in the price of gold underlying a derivative security may cause the Fund to lose money.

o

High-Yield Bond Risk – Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

o

Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

o

Leveraging Risk – The use of leverage, such as borrowing money to purchase securities, will magnify the Fund's gains or losses.

o

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

o

Management Style Risk – The Adviser's and/or sub-adviser's judgments about the potential appreciation of a particular security or currency in which the Fund invests or calls it writes may prove to be incorrect.

o

Non-Diversification Risk – The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o

Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

o

Sector Risk – The Fund's investments in a sector bear the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.

o

Short Selling Risk – The Fund (and the Underlying Funds) may engage in short selling activities, which are more risky than "long" positions (purchases) because the cost of the replacement security or instrument is unknown.

o

Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

o

Underlying Funds – Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company and ETF is subject to specific risks, depending on the nature of the fund.

Performance:   The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Returns for Class C shares, which are not presented, will vary from the returns for Class A shares.  The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.CMGARSFunds.net.

Class A Annual Total Return For Calendar Years Ended December 31

Best Quarter:	4th Quarter 2010	4. 12%
Worst Quarter:	3rd Quarter 2010	(2. 37)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2011, was 0.82%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2010)

Class A shares	One Year	Since Inception (5/1/2009)
Return before taxes	(3.43)%	(4.36)%
Return after taxes on distributions	(3.43)%	(4.36)%
Return after taxes on distributions and sale of Fund shares	(2.23)%	(3.69)%

Class C Return before taxes	1.99%	(1.45)%
Standard & Poor's 500 Index	15.06%	26.71%
HFRI Macro Systematic Diversified Index	9.76%	7.26%

After-tax returns were calculated using the historical highest in dividual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The HFRI Macro Systematic Diversified Index (the "Index") is composed of pooled investment vehicles (commonly known as hedge funds) selected to be broadly representative of funds employing a mathematical multiple-asset class investment selection process known as a "macro systematic" strategy.  The Index is created and maintained by Hedge Fund Research, Inc. a global research and consulting firm specializing in the areas of indexation and analysis of hedge funds.

Investment Adviser: CMG Capital Management Group, Inc. is the Fund’s investment adviser.

Sub-Advisers: Anchor Capital Management Group, Inc., American Independence Financial Services, LLC, Heritage Capital, LLC, Howard Capital Management, Inc., Scotia Partners, Ltd. and Traub Capital Management, LLC.

Portfolio Managers:

Stephen Blumenthal	CMG Capital Management Group, Inc.	Since 2009
Heydon Traub	Traub Capital Management, LLC	Since 2009
Clifford Montgomery	Scotia Partners, Ltd.	Since 2009
R. Vance Howard	Howard Capital Management, Inc.	Since 2010
Paul Schatz	Heritage Capital, LLC	Since 2009
Eric Leake	Anchor Capital Management Group, Inc.	Since 2009
T. Kirkham Barneby & Glenn Dorsey	American Independence Financial Services, LLC	Since 2010

Purchase and Sale of Fund Shares: The minimum initial investment to open an account is $25,000 ($5,000 for retirement accounts) and the minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund’s investment objective is to generate absolute return.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.  The Fund is intended for investors who desire an investment among several sub-strategies and asset classes in one mutual fund and as part of an overall disciplined investment program.

Principal Investment Strategies:  The Fund invests in a combination of (i) equity securities, (ii) fixed income securities, (iii) other investment companies, (iv) cash equivalents and (v) derivatives on equity securities, fixed income securities and foreign currencies.  The Fund's investment adviser, CMG Capital Management Group, Inc. (the "Adviser") manages a portion of the Fund's portfolio directly and allocates the management of the balance of the Fund's portfolio among the Fund's sub-advisers, each of which has a proprietary investment style.  The allocation of the Fund's assets among the various sub-advisory firms is done by the Adviser and is based on the Adviser's assessment of the factors discussed in more detail below.  It is the Adviser's belief that diversification among different investment strategies is more likely to achieve overall capital appreciation than simply employing a single firm to manage the Fund’s assets.  This approach is designed to reduce the management risk, which is the risk that a particular investment strategy or investment manager may not achieve its stated investment objectives, and to achieve lower volatility by combining the skills of sub-advisers with complementary but different investment approaches.  The Adviser intends to achieve the Fund's investment objective by selecting separate sub-advisers to implement distinct sub-strategies or “programs” for the Fund, based upon the Adviser’s evaluation of each sub-adviser’s expertise and performance in managing its respective portion of the Fund's assets.  The Adviser monitors each sub-adviser for adherence to its specific strategy, and monitors the overall portfolio for compliance with the Fund’s specific investment objective, policies and strategies.  In addition, the Adviser may manage a portion of the assets of the Fund itself pursuant to its own investment strategy.

Multiple Managers:  The Adviser believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage the assets of the Fund pursuant to each sub-advisory firm's proprietary investment style.  The allocation of the Fund's assets among the various sub-advisory firms is done by the Adviser and is based on the Adviser's assessment of the factors discussed in more detail below.  It is the Adviser's belief that diversification among different investment strategies is more likely to achieve overall capital appreciation than simply employing a single firm to manage the Fund’s assets.  This approach is designed to reduce the management risk, which is the risk that a particular investment strategy or investment manager may not achieve its stated investment objectives, and to achieve lower volatility by combining the skills of sub-advisers with complementary but different investment approaches.  The Adviser intends to achieve the Fund's investment objective by selecting separate sub-advisers to implement distinct sub-strategies or “programs” for the Fund, based upon the Adviser’s evaluation of each sub-adviser’s expertise and performance in managing its respective portion of the Fund's assets.  The Adviser monitors each sub-adviser for adherence to its specific strategy, and monitors the overall portfolio for compliance with the Fund’s specific investment objective, policies and strategies.  In addition, the Adviser may manage a portion of the assets of the Fund itself pursuant to its own investment strategy.

Shareholders will be notified in advance of any change in sub-adviser or any material change in the Fund’s investment sub-strategies.  The Fund and the Adviser have requested that the Securities and Exchange Commission grant an order that allows the Adviser to hire new sub-advisers without shareholder approval.  Until that order is granted, shareholder approval is required if the Adviser hires a new sub-adviser.

Absolute Returns:  The Fund follows an "absolute return" strategy, seeking capital appreciation during periods of both positive and negative market environments.  The use of the term "absolute return" is meant to distinguish the Fund's goals and strategies from most other mutual funds.  Most other mutual funds seek to produce relative positive returns, that is, a return that exceeds the return of a market index, benchmark or a group of peer funds.  Conversely, though the use of the various sub-strategies and appropriate asset allocation among those sub-strategies, the Fund seeks positive absolute returns regardless of market conditions.

Asset Allocation:  The Adviser starts with the premise that not all investment strategies or styles are successful all of the time.  Based on this premise, the Adviser allocates the Fund's assets among different investment styles (called "sub-strategies") that it believes offer the potential for attractive investment returns individually.  By combining the sub-strategies in one Fund, the Adviser intends to provide an investment option that provides a lower correlation and lower volatility than the broader stock and bond markets and the individual sub-strategies alone.  The Adviser reviews a wide range of factors when considering the inclusion of a potential sub-strategy and the appropriate amount of the Fund that should be allocated to that specific sub-strategy.  Examples of these factors include, but are not limited to: the potential investment return compared to the sub-strategy’s investment risk, the similarity or relationship between the various sub-strategies, and the liquidity and availability of the underlying securities used in the sub-strategies. Each sub-strategy selected by the Adviser seeks an absolute return, which means that the sub-strategy attempts to achieve positive investment returns in both rising and falling market conditions.  By allocating the Fund's assets to a diverse group of low-correlating alternative sub-strategies, the Fund seeks to produce positive investment returns while attempting to minimize volatility.

Through the various sub-strategies, the Fund invests primarily in equity and fixed income securities of U.S. companies, both directly and indirectly through mutual funds, including open-end funds, closed-end funds and exchange-traded funds (collectively, “Underlying Funds”).  Exchange-traded funds or “ETFs” are registered investment companies that generally seek to track the performance of a particular market index, such as the Standard & Poor's 500, or of a particular segment of the market such as an industry sector or geographic region.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or determined to be of similar quality by the Fund's Adviser or a sub-adviser.  Such securities are considered speculative investments that carry greater risk of default.  The Fund may hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment.  The Fund may also invest in commodity-based securities such as Underlying Funds that track the value of precious metals or equity securities of companies involved in the mining, exploration or development of commodities. The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. and foreign equities (including equity securities of companies in developing countries or emerging markets), other types of investment companies and derivative investments such as futures and options.  Derivative investments may be used by the sub-advisers for hedging purposes or for speculative purposes.  The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The use of multiple sub-advisers, each utilizing different sub-strategies, could result in a high rate of portfolio turnover for the Fund.  Additionally, because the Fund's assets will be managed by different sub-advisers, it is possible that the Fund will acquire, hold or sell securities it had acquired, held or sold previously, subjecting the Fund to possible increased brokerage commissions related to the same issuer.

The Adviser generally allocates 5% to 15% of the Fund's assets to each principal sub-strategy.   The Adviser may rebalance the allocation on a periodic basis for various reasons, including to maintain the initial asset allocations, or to reallocate assets among the sub-strategies for strategic reasons.  The Adviser may also reduce the allocations to the principal sub-strategies in order to allocate some of the Fund's assets to one or more alternative, non-principal strategies.  Under normal circumstances, the Adviser anticipates that the allocation to any one sub-strategy will not vary by more than plus or minus 20% of the Fund’s assets.

The Adviser utilizes its own proprietary research as well as the research of independent third parties such as statistical reporting organizations to identify suitable sub-advisers and determining an appropriate allocation of the Fund's assets to the various sub-strategies and sub-advisers.

Summary of Principal Investment Sub-Strategies

The Adviser or sub-adviser to each sub-strategy employs a proprietary investment program and invests in various asset classes and investment styles, as indicated below.

1.

Scotia Partners Growth S&P Plus Program (“Scotia Growth”):   Scotia Partners, Ltd. seeks to contribute to the Fund's investment objective by investing directionally long or short in positions linked to the S&P 500 Index using its proprietary quantitative investment model.  Based on the analysis of S&P 500 price data across multiple time frames, the strategy will invest on a leveraged  basis (seeking to provide investment returns that correlate up to 200% of the daily performance of the S&P 500 Index).  The strategy will invest in index mutual funds, exchange traded funds and S&P 500 equity futures but may also invest in derivatives.

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The strategy attempts to generate high probability trades with a high degree of selectivity. Trades typically have a one- to three-day duration; therefore, the Fund may be in money markets or cash more than 50% of the time.  Because the strategy involves frequent and short-term trading, the strategy could contribute to higher portfolio turnover.  The sub-adviser for the Fund is Scotia Partners, Ltd.

2.

Traub FX Strategy (“FX”):  Traub Capital Management, LLC seeks to contribute to the Fund's investment objective by investing long or short in Foreign Exchange currency futures contracts of major developed nations as directed by its multi-factor, quantitative model.  This sub-adviser expects that by applying its model, which analyzes macroeconomic and financial factors including relative interest and inflation rates, this strategy will generate consistent positive absolute returns.

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The strategy uses multi-factor, quantitative model, which analyzes macroeconomic and financial factors to determine long and short positions in major currencies.  The strategy predicts returns and volatilities for currencies in developed markets, then optimizes potential investments based on risk/reward trade-offs to produce target positions.

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The multi-factor FX model tracks the following macroeconomic and financial factors:

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Inflation

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Interest Rates across developed and emerging markets

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Interest Rate Acceleration

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Interest Rate Movement

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Yield curve characteristics

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Liquidity conditions by looking at corporate credit spreads, emerging market spreads, Swap spreads, volatility of currencies, the correlation between short-term rates and currency returns

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The model is adaptive, such that the factor weights in the model may be updated over time.

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The strategy will invest long or short in the various currencies, including but not limited to: the Australian Dollar, the Canadian Dollar, the Euro, the New Zealand Dollar, the Norwegian Krone, the Swedish Krona, the Swiss Franc, the UK Pound Sterling and the Japanese Yen.

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Because the strategy could involve frequent and short-term trading, the strategy could contribute to higher portfolio turnover and gains generated from this strategy could be classified as short-term capital gains for tax purposes.

3.

CMG Managed HY Bond Strategy (“Managed Bond”):  The Adviser seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds linked to high yield bonds utilizing a proprietary quantitative and qualitative investment model.  The model identifies opportunities where the short-term and intermediate-term direction of the U.S. high yield market can be predicted with high probability.  The Adviser manages the Managed Bond sub-strategy directly.

The theory behind the Managed Bond sub-strategy is as follows:

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The model looks at daily data such as price, volume, yield spreads and default rates to generate buy, sell and hold signals.

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On buy signals, 100% of the sub-strategy assets are invested in U.S. high yield bond funds.

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On sell signals, sub-strategy assets are exchanged from U.S. high yield bond funds to money market funds.

The Program trades infrequently, buying and selling the investments approximately eight trades times a year.

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CMG Cook S&P ETF Trading Strategy (“Cook”):  The Adviser seeks to contribute to the Fund's investment objective by investing long or short in S&P 500 ETFs utilizing a qualitative and quantitative discretionary approach.

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The model uses the “Cook Cumulative Tick” (“CCT”) indicator to determine the short term overbought or oversold condition of the U.S. equity markets and the velocity of those moves.

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The CCT is based on Tick data for equities trading on the NYSE.  A tick is the minimum upward or downward movement in the price of a security.

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The CCT looks to identify a thrust in the tick indicator above or below a certain threshold by measuring the sum total of positive and negative ticks.

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The model generates a long trade when the CCT goes below a certain threshold and generates a short trade when the model goes above a certain threshold.

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The strategy will achieve long or short exposure by investing in equity based exchange traded funds, including inverse funds, based on the S&P 500 index.

Because the strategy could involve frequent and short-term trading, the strategy could contribute to higher portfolio turnover and gains generated from this strategy could be classified as short-term capital gains for tax purposes.

4.

AIFS Active U.S. Treasury Management Strategy:  American Independence Financial Services, LLC seeks to contribute to the Fund's investment objective by investing long and short in U.S. Treasury Bond futures positions utilizing a multi-factor investment model.  By trading U.S. Treasury Bond Futures, long and short on a monthly basis, using interest rate direction signals from its model, which relies on 40 years of publicly available economic data, this sub-adviser expects to produce returns superior to a buy and hold U.S. Treasury indexing strategy..  The theory behind the Treasury sub-strategy is as follows:

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Interest rates follow macroeconomic and valuation principles.

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Bond prices can be forecast with reasonable predictability on a monthly basis.

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Significant returns can be generated by adjusting bond market exposure on a monthly basis.

The sub-adviser uses a multi-factor model to project appropriate monthly fixed income exposure. The monthly cycle of this model is designed to coincide with government economic statistics and data. The overall model methodology applies forecasting tools based on research covering 40 years of history. It utilizes publicly available data and factors that are precisely measurable and devoid of subjective or speculative inputs.

The model produces a signal which forecasts whether Treasury interest rates will rise (Bearish) or fall (Bullish) over the next month along with a forecast of the likelihood or strength of this prediction that determines the optimal duration target for the next month (Fully Bullish, Moderately Bullish, Intermediate, Moderately Bearish, Fully Bearish).

For rising interest rates signal, the sub-advisor invests in U.S. Treasury Bond futures designed to profit in a rising interest environment.  For falling interest rate signal, the sub-advisor invests in U.S. Treasury Bond futures designed to profit in a falling interest rate environment.

5.

CMG System Research Treasury Bond Strategy (“SR”): The Adviser seeks to contribute to the Fund’s investment objective by investing long and short in Long Treasury Bond mutual funds using a quantitative multi-factor model.  The Adviser manages the sub-strategy directly.

The SR strategy utilizes a multi factor model to determine intermediate term trends in the price of the Long Treasury Bond.  The model is based on quantitative indicators applied to the commodity, equity and fixed income markets.  The strategy uses six indicators that have varying weights to determine the strategy’s investment in Long Treasury Bond mutual funds.  The model is comprised of two commodity indicators, two equity market indicators and two fixed income indicators.  Each indicator will generate a signal indicating a long or short position.  The signals are blended based on the following weights in the collective indicators:  30% commodity, 30% equities and 40% fixed income.

The strategy will allocate up to 100% of sub-strategy capital to Long Treasury Bond Funds or to inverse Long Treasury Bond Funds. The sub-strategy uses specialized Underlying Funds to execute its strategy. These Underlying Funds are specifically designed for active portfolios and seek to provide investment returns that correlate to 120% of the daily performance of the current Long Treasury Bond.  The model incorporates a risk management overlay that is designed to lower portfolio exposure during periods of high volatility.in long and short positions in Underlying Funds linked to the performance of the current Long Treasury Bond.  The Adviser believes that by applying a multi-factor quantitative model, the strategy can produce returns in excess of buying and holding U.S. Long Treasury Bond mutual funds.

6.

Heritage Capital Gold Strategy (“Capital Gold”):  Heritage Capital, LLC seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds investing in precious metal equities.  This sub-adviser expects that by making investments based on its short- to intermediate-term outlook on the gold market, as informed by price momentum and other technical indicators, it can produce returns in excess of a passive buy and hold gold indexing strategy.

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Capital Gold is a qualitative investment strategy in which the sub-adviser considers factors such as price data, price momentum as well as technical indicators, such as candlestick reversals, to identify perceived strength or weakness in the gold market. One of the most significant goals of technical analysis is to identify changes in direction of price action. Because candlesticks give visual insight into market psychology, one of the most useful aspects of candlestick analysis is its ability to suggest changes in the sentiment of the market, and reversals in trend. The strategy will typically invest long when the gold market is weak and may have up to 100% of the sub-strategy assets in cash or money market funds when gold market strength and momentum begins to deteriorate.

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The sub-strategy invests in Underlying Funds that track precious metal indexes such as the Philadelphia Gold and Silver Sector Index.

7.

Anchor Capital Long/Short HY Bond Strategy (“High Yield”):  Anchor Capital Management Group, Inc. seeks to contribute to the Fund's investment objective by investing in cash or hedged or long or short positions in Underlying Funds that are linked to high yield bonds as directed by its proprietary intermediate-trend model.  This sub-adviser expects that by combining cash, hedged, long and short positions in high yield Underlying Funds, the Fund will benefit from superior returns versus a high yield indexing strategy. High Yield utilizes a proprietary quantitative model that evaluates the intermediate trends in high yield bonds.

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High Yield will invest long and short in high-yield Underlying Funds.

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The sub-adviser’s proprietary model provides signals which determine whether to be long, short, hedged or in cash and the level of exposure in each Underlying Fund.

The sub-adviser seeks to manage risk in the High Yield sub-strategy through the investment research process and the portfolio construction process.

8.

Howard Capital Sector Rotation Program (“Howard”): Howard Capital Management, Inc. seeks to contribute to the Fund’s investment objective by rotating positions amongst the Rydex and/or ProFunds equity sector funds.  The strategy takes into account several fundamental and technical factors to determine long trades in US Equity Sector, Equity Index and US Government Bond mutual funds.  The strategy has a two step process. First, the model identifies whether to be long or in cash (money market) based on Howard Capital's proprietary model that analyzes new highs and new lows on the AMEX, NASDAQ and NYSE exchanges over multiple timeframes, creating a short-term (12- week) and long-term (39-week) buy line.  The model will analyze new highs / new lows using moving averages over a short-term basis (10, 20, 30 and 90 days) as well as a long-term basis (6 months to one year). When all of the new highs and new lows across both short and long term timeframes are above the 12 week and 39 week moving average buy lines the model will initiate a long position. When these new highs / new lows drop below the buy lines, the model will move to money market or cash.  If the model indicates the program should be long, a quantitative overlay will identify the top two sector funds that the model should invest in. Daily analysis is done to determine whether the strategy should remain long and whether it should remain in the existing sector allocation or if it should rotate into other sectors with stronger momentum. The program will equally allocate portfolio funds (50/50) to each of the top two sectors identified by the quantitative overlay.  Howard utilizes the buy line methodology as its primary risk management mechanism, determining whether to be invested or to stay in money market. In addition, Howard maintains stop losses on each position. Stop losses are maintained both from the entry point (-8%) of a trade and on a trailing basis as positions make new highs (-11% from highs). In practice, positions are rarely stopped out as the model will reallocate to a higher momentum sector before a stop is hit.

Principal Investment Risks:

Currency Exchange Rate Risk: Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  To manage currency risk, the Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. The Fund, however, cannot assure that this technique will be effective.  Currency markets generally are not as regulated as securities markets.

Derivatives Risk:  Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based.  There is no guarantee that the use of derivatives for investment or hedging purposes will be effective or that suitable transactions will be available.  Even a small investment in derivatives (which include futures and options on futures) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to securities markets values and interest rates.  Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

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Futures Risk.  The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.  There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities.  While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.  The successful use of futures depends upon a variety of factors, particularly the ability of the sub-adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular futures strategy adopted will succeed.

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Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Fixed Income Risk:  When the Fund invests in fixed income securities or other investment companies that invest primarily in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, some of the fixed income securities in which the Fund may invest are sometimes referred to as "high yield" or “junk” bonds.  Such securities are considered speculative investments that carry greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Foreign Exposure: The Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. Issuers.  The value of foreign currency denominated securities or foreign currency contracts is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Gold-Related Securities Risk:  Investments in gold-related securities, such as ETFs and forward and futures contracts, may subject the Fund to greater volatility than investments in traditional securities. The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments. A fluctuation in the price of gold underlying a derivative security may cause the Fund to lose money.

High-Yield Bond Risk: Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leveraging Risk: Leverage, the speculative practice of borrowing to make additional investments, magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.  Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged.  Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed Fund.  To the extent the investment return derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used.  Conversely, if the investment return from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Liquidity Risk: The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high yield debt securities, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value.  The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity.  Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity.  These risks are heightened for investments in developing countries.

Management Style Risk:  The Adviser's proprietary tactical asset allocation methodology and security selection methodology may produce incorrect judgments about the attractiveness, value, relative value and potential appreciation of a particular asset class or security in which the Fund invests or calls it writes and may not produce the desired results.  Each sub-adviser's strategies and judgments are subject to similar risks.

Non-Diversification Risk:  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund’s net performance.

Sector Risk: Sector risk is the possibility that investments within the same sector of the market (such as, but not necessarily including the financial sector, technology sector, energy sector or real estate sector) will decline in price due to sector specific market or economic developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that those investments are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market segment. The sectors in which the Fund may be over-weighted will vary.

Short Selling Risk: The Fund (and the Underlying Funds) may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. The value of the Fund’s short positions may equal up to 50% of its net assets. A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Stock Market Risk:  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

Underlying Funds Risk:  Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company is subject to specific risks, depending on the nature of the fund.

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Mutual Fund Risk.  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

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Closed-End Fund Risk.  Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective.  These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.  Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the Adviser or a sub-adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

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ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

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ETF Inverse Risk.  Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETFs current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETFs value should go up 10%).

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ETF Leverage Risk.  ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an ETFs current benchmark is 200% of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the S&P 500 Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the S&P 500 Index goes down 10% then the leveraged ETF’s value should go down 20%).

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Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-866-CMG-9456.

MANAGEMENT

Investment Adviser: CMG Capital Management Group, Inc., located at 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.  The Adviser is responsible for selecting the Fund's investment strategies according to the Fund’s investment objective, polices, and restrictions.  The Adviser was established in 1992 and provides investment advice to individuals, corporations, pension and profit sharing plans, trusts, a private investment fund, and other organizations.

The Adviser uses both proprietary and third-party research in selecting sub-advisers and allocating assets to the Fund’s various sub-strategies.  The Adviser may consult with various entities that provide such research. One such entity is John Mauldin.  Mr. Mauldin is a prolific writer and financial expert, and is a three time New York Times Best-selling author including Just One Thing and Bull’s Eye Investing.  He is also editor of the financial market commentary letter, Thoughts from the Frontline, which goes to over 1,000,000 readers each week. He is president of Millennium Wave Investments. A Texas registered investment adviser.

The Fund pays the Adviser monthly, based on an annual management fee equal to 1.75% of the average daily net assets of the Fund.  The Adviser pays each sub-adviser a portion of these fees.  The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2012, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, Distribution and Shareholder Servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs)  will not exceed 2.50% of the Fund’s average daily net assets attributable to such class of shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. During the fiscal year ended April 30, 2011, the Adviser earned 1.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and the Sub-Advisory Agreements is provided in the Fund’s annual shareholder report dated April 30, 2011.

Investment Adviser Portfolio Managers: The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Stephen Blumenthal has been the President and Chief Executive Officer of the Adviser since 1994.  Since 1994, Mr. Blumenthal has been providing investment advisory services to private clients using similar investment strategies as the Fund’s.  Mr. Blumenthal is the Portfolio Manager responsible for the day-to-day management of the Fund’s Managed Bond sub-strategy.  Mr. Blumenthal began his investment career at Merrill Lynch Institutional in 1984, later moving to Merrill Lynch Retail.  From 1989 to 1994 he was Vice President of Investments with Prudential Securities. CMG Capital Management Group, Inc. was established in 1992.  Mr. Blumenthal holds a Bachelors Degree in Accounting from Penn State University. Mr.  He is a former Chairman, President and Director of NAAIM, a national organization of Registered Investment Advisers and Hedge Fund Managers, representing more than $15 billion in combined member firm assets under management.  He holds the FINRA Series 63 and Series 65.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

SUB-ADVISERS AND PORTFOLIO MANAGERS

American Independence Financial Services, LLC (”AIFS”), located at 335 Madison Avenue, Mezzanine, New York, NY 10017, is the sub-advisor to the Fund’s Active U.S. Treasury Management Strategy.  AIFS was established in 2005 and provides investment advice to individuals, institutions and investment companies.

AIFS Portfolio Managers:  Mr. T. Kirkham ‘Kirk’ Barneby and Mr. Glenn Dorsey are primarily responsible for the day-to-day management of the ATM Bull/Bear Strategy.  Mr. Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in economic theory of interest rate behavior, to manage interest rate exposure or risk.  Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC from 2004 to 2008, employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS New York from 1985 to 2003 that managed equity and bond portfolios with roughly $7 billion in assets.  Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan.  He began his career in the Economics Department at First National City Bank (Citibank).

Mr. Dorsey joined AIFS in January 2009 and is responsible for the day-to-day management and trading of the Active Treasury Management and Active Treasury Management Long/Short strategies, as well as the fixed income portion of the AIFS NestEgg Fund family.  He also assists Mr. Barneby with research and the Interest Rate Scorecard.  Prior to joining AIFS, Mr. Dorsey founded Reveille Asset Management in 2006.  Prior to starting Reveille, Mr. Dorsey was a portfolio manager with Jamison Prince Asset Management from 2005 to 2006, Lyon Stubbs & Tompkins from 1994 to 2005, Mitchell Hutchins from 1990 to 1994 and Bankers Trust Company from 1980 to 1989.  Mr. Dorsey has been in the financial services industry for 25 years and is a Chartered Financial Analyst.

Anchor Capital Management Group, Inc. (”Anchor”), located at 16140 Sand Canyon Avenue, Suite 101, Irvine, California 92618, is the sub-adviser to the Fund’s High Yield.   Anchor was established in 1996 and provides investment advice to individuals, corporations, pension and profit sharing plans, charitable and other organizations.

Anchor Portfolio Manager: Mr. Eric Leake is primarily responsible for the day-to-day management of the Fund’s High Yield and Stratus sub-strategies.  Mr. Leake is a founding partner and Chief Investment Officer of Anchor, where he has served as Chief Investment Officer and portfolio manager for Anchor’s separate accounts since 1996.  He is a level II Chartered Market Technician, member of the Market Technicians Association (MTA), American Association of Professional Technical Analysts (AAPTA), National Association of Active Investment Managers (NAAIM), and advisory board member to Rydex Financial Services, LLC.  Mr. Leake graduated from Azusa Pacific University in 1992.

Heritage Capital, LLC (”Heritage”), located at 1 Bradley Road, Suite 202 Woodbridge CT 06525, is the sub-adviser to the Fund’s Capital Gold sub-strategy.  Heritage was established in 2003 and provides investment advice to individuals and corporations.

Heritage Portfolio Manager: Mr. Paul Schatz of Heritage is primarily responsible for the day-to-day management of the Fund’s Capital Gold sub-strategy. Prior to founding Heritage Capital in 2003, Mr. Schatz served as Chief Investment Officer for a regional firm, Beneficial Capital, from 1993 to 2002, specializing in equity model development and implementation.  Mr. Schatz also served as a portfolio manager for Tripoint Asset Management from 2006-2008.  Mr. Schatz graduated from the University of Rochester in 1988 with a Bachelors Degree in Political Science and a minor in Economics.

Howard Capital Management, Inc.(”Howard”), located at 555 Sun Valley Drive Suite B-4, Roswell, GA 30076, is the sub-adviser with respect to the Fund’s Sector Rotation sub-strategy.  Howard was established in November 2000.

Howard Portfolio Manager:  Mr. Vance Howard is primarily responsible for the day-to-day management of the Fund’s Sector Rotation sub-strategy.   Mr. Howard serves as President of Howard Capital Management, Inc.  He graduated from Sam Houston State University with a Bachelors degree in General Business.  Prior to creating Howard Capital, Mr. Howard served as a financial advisor to Cambridge Legacy Advisors, Inc. as well as a financial representative for several organizations including Cambridge Legacy Securities, IMS Securities, Rushmore Securities Corporation and Northstar Securities.

Scotia Partners, Ltd. (”Scotia”), located at 436 Ridge Road, Spring City, PA 19475, is the sub-adviser to the Fund’s Scotia Growth sub-strategy.  Scotia is responsible for selecting the Fund's investments with respect to said strategy according to the Fund’s investment objective, polices, and restrictions.  Scotia was established in 2006 and provides investment advice to individuals and pension and profit sharing plans.

Scotia Portfolio Manager: Mr. Clifford Montgomery of Scotia is primarily responsible for the day-to-day management of the Fund’s S&P Plus sub-strategy.  Prior to founding Scotia Partners, Ltd. in 2006, Mr. Montgomery worked as a research analyst for Theta Investment Research, LLC from 2003 to 2006.  Mr. Montgomery was awarded the Chartered Financial Analyst designation in 2005.  Mr. Montgomery graduated from Messiah College with a B.S. in Accounting in 1997 and with a B.S. in Environmental Science in 1998.

Traub Capital Management, LLC (”Traub”), located at 97 Chapel Street, Needham, Massachusetts 02492, is the sub-adviser to the Fund’s Traub FX sub-strategy.  Traub is responsible for selecting the Fund's investments with respect to said strategy according to the Fund’s investment objective, polices, and restrictions.  Traub was established in 2003 and provides investment advice to individuals and pension and profit sharing plans.

Traub Portfolio Manager: Mr. Heydon D. Traub of Traub is primarily responsible for the day-to-day management of the Fund’s Traub FX sub-strategy.  Prior to founding Traub Capital Management, LLC in 2003, Mr. Traub was a Principal and Senior Vice President of State Street Global Advisors (”SSgA”) and head of its Global Asset Allocation team worldwide from 1999 to June 2003.  Mr. Traub holds a B.A. degree in Economics from Brandeis and an M.B.A. degree in Finance and Accounting from the U. of Chicago. He is a Chartered Financial Analyst (CFA), a member of the Boston Security Analysts Society (BSAS), and currently is an instructor for the BSAS CFA program.

The Fund’s Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

HOW SHARES ARE PRICED

The public offering price and net asset value (”NAV”) are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (”NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the NASDAQ National Market System (”NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  In these cases, each Fund’s net asset value will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing its NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Fund. The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Both classes of shares in the Fund represent interest in the same portfolio of investments in the Fund.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

Class C Shares: Class C shares of the Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under the Plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

How to reduce your sales charge: You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your ”immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine your new purchases of Class A Shares with the shares of any other Class A Shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A Shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of any Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

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Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

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Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (”LOI”), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers: The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

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Current and retired directors and officers of the Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.

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Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a ”Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

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Participants in certain ”wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

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Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

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Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of non-Fund shares where those shares were subject to a front-end sales charge (sometimes called an NAV transfer).

Sales Charge Exceptions: You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the ”Fees and Expenses” Section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Promotional Incentives on Dealer Commissions: The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributors discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

CMG Absolute Return Strategies Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. Fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to ”CMG Absolute Return Strategies Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (”GFS” or ”Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient Fund.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-CMG-9456 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day Fund via wire. The Fund will normally accept wired Fund for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day Fund.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic Fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 1-866-CMG-9456 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-866-CMG-9456 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account is $25,000 ($5,000 for retirement accounts). The minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

When Your Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  ”Good order” means your purchase includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•

a check payable to ”CMG Absolute Return Strategies Fund”

HOW TO REDEEM SHARES

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
CMG Absolute Return Strategies Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-866-CMG-9456.  The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire /Electronic Funds Transfer: If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-CMG-9456.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (”redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in ”good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order: Your written redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $5,000 ($2,000 for retirement account), the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice, your account could be closed.  This will not apply to any account balances that drop below the minimum due to a decline in NAV. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund may harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy.”

Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.

If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Funds.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.40% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively.

The Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees

Additional Compensation to Financial Intermediaries:  The Fund’s distributor, its affiliates, and the Fund’s Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-866-CMG-9456 between the hours of 8:30 a.m. and 6: 00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund's financial statements, are included in the Fund's April 30, 2011 annual report, which is available upon request.

	Class A
	Year Ended April 30, 2011	Year Ended April 30, 2010 *
Net Asset Value, Beginning of Year	$ 9.63	$ 10.00

Increase ( Decrease) From Operations:
Net investment loss(a)	(0.1 3)	(0. 17)
Net gain ( loss) from securities
(both realized and unrealized)	0.49	(0.20)
Total from operations	0.36	(0. 37)

Net Asset Value, End of Year	$ 9. 99	$ 9. 63

Total Return(b)	3.74%	(3.70) %

Ratios/Supplemental Data
Net assets, end of year (000s)	$ 119,680	$ 105,869
Ratio of expenses to average net assets (c)	2. 51%	2.67%
Ratio of net investment loss
to average net assets(c) (d)	(1.39)%	(1.72)%

Portfolio Turnover Rate	4, 523%	4,424%

*The Fund commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class C
	Year Ended April 30, 2011	Year Ended April 30, 2010*
Net Asset Value, Beginning of Year	$ 9.58	$ 10.00

Increase (Decrease) From Operations:
Net investment loss(a)	(0.19)	(0.22)
Net gain (loss) from securities
(both realized and unrealized)	0.49	(0.20)
Total from operations	0.30	(0.42)

Net Asset Value, End of Year	$ 9.88	$ 9.58

Total Return(b)	3.13%	(4.20)%

Ratios/Supplemental Data
Net assets, end of year (000s)	$ 4,193	$ 2,922
Ratio of expenses to average net assets (c)	3.11%	3.27%
Ratio of net investment loss
to average net assets(c) (d)	(1.96)%	(2.32)%

Portfolio Turnover Rate	4,523%	4,424%

*The Fund commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG ABSOLUTE RETURN STRATEGIES FUND

Adviser	CMG Capital Management Group, Inc. 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated September 1, 2011, (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investment is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-866-CMG-9456 or visit the Fund’s website at www.CMGARSfunds.net. You may also write to:

CMG Absolute Return Strategies Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549-0102.

Investment Company Act File # 811-217200

CMG Absolute Return Strategies Fund

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

THE COLLAR FUNDTM

An Open-End, No-Load Mutual Fund

Prospectus

September 1, 2011

Ticker: COLLX

CUSIP: 66537V401

1-888-5-COLLAR

(1-888-526-5527)

www.TheCollarFund.com

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance Information
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective: The Fund's investment objective is capital appreciation and income.

Fees and Expenses of the Fund: This following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (1)	0.06%
Total Annual Fund Operating Expenses	1.0 1%
Fee Waiver and/or Reimbursement(3)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.00%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund’s adviser has contractually agreed to reduce its management fee until January 1, 2013 to 0.49% on the Fund’s average daily net assets in excess of $50 million.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

(3)

  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 102	$ 317	$ 551	$ 1,221

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 101.33% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. and foreign equity securities, traded in U.S. markets, and by writing covered call options and buying put options on a substantial portion of the Fund's portfolio securities.  Equity securities in which the Fund invests include, common and preferred stock of all capitalization levels.  The Fund executes its equity strategy by investing (1) directly in U.S. equity securities, (2) through exchange traded funds ("ETFs") that invest primarily in equity securities and (3) through American Depositary Receipts ("ADRs"), which are receipts evidencing ownership of foreign equity securities.  The Fund's option strategy is commonly referred to as "hedging" or "collaring." It typically consists of selling covered call options and buying put options to hedge individual stocks in the Fund's portfolio.

•

Covered Call Options.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that security at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price.  The option is "covered" because the Fund owns the stock at the time it sells the option.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional returns to the Fund.

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Put Options.  When the Fund purchases a put option, the Fund acquires the right to sell an underlying security at a predetermined price (exercise price) during the life of the option.  If the Fund exercises the put option, the counterparty to the put option must purchase the stock from the Fund at the exercise price.  While the Fund will typically purchase put options with respect to equity securities held by the Fund, it may also purchase "index put options" or put options with respect to a broad based securities index. The Fund may purchase index put options in an effort to protect the Fund from a significant market decline (or decline in a specific market index) over a short period of time.

If the market price for a security held by the Fund exceeds the exercise price of the call option written for that underlying security, the Fund will generally be required to sell the security at the exercise price associated with the call option to the holder of the option.  In like manner, if the market price for a security held by the Fund falls below the exercise price of the put option held by the Fund with respect to that underlying security, the Fund may exercise the put option and sell the security at the put option exercise price.  In this manner, the exercise price of the call option sets a cap on the appreciation the Fund may realize with respect to any portfolio security and the put option sets a floor on the amount of depreciation the Fund may realize.

The Fund has no maximum or minimum level that will be hedged, but anticipates being hedged most of the time.  When selecting the appropriate option for a stock in the portfolio, the advisor bases its decision on the current dividend for the stock, the historical volatility of the stock and the current option premiums.  The advisor will engage in active trading of the Fund's portfolio securities as a result of its option strategy.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

•

Covered Call Option Risk.  When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received).  In a rapidly rising market, the Fund could significantly underperform the market.

•

ETF Risk.  You will indirectly bear fees and expenses charged by ETFs in addition to the Fund's direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Additional ETF risks include:

•

ETF Strategies.  Each ETF is subject to specific risks, depending on the nature of the ETF.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

•

Net Asset Value and Market Price.  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

•

Tracking Risk.  ETFs in which the Fund may invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

•

Foreign Risk.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform worse than the market as a whole.

•

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

•

Portfolio Turnover Risk.  Transactional and brokerage costs associated with turnover reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. The Fund's investment strategies involve frequent trading that leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance.

•

Put Option Risk.  When the Fund purchases a put option on an underlying portfolio security it may loose the entire premium paid if the underlying security does not decrease in value.

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Smaller Capitalization Securities Risk.  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.  The value of securities of smaller issuers can be more volatile than that of larger issuers.

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Tax Risk. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains for federal income tax purposes.  In addition, stocks that are hedged with put options may not be eligible for long term capital gains.  The Fund is not designed for investors seeking a tax efficient investment.

Performance:   The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund for each a full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index and two supplemental indexes. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-888-526-5527.

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	3rd Quarter 2010	3.04%
Worst Quarter:	2nd Quarter 2010	(3.41)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2011, was ( -1.02)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2010)

	One Year	Life of Fund(1)
Returns Before Taxes	3.42%	5.02%
Returns After Taxes on Distributions	3.41%	5.01%
Returns after Taxes on Distributions and Sale of Fund Shares	2.23%	4.27%
Index – S&P 500 TR	15.06%	24.94%

•

The inception date of the Fund is June 29, 2009.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Summit Portfolio Advisors, LLC, is the Fund's investment adviser.

Investment Adviser Portfolio Managers:  Joseph Schwab, Elizabeth Uhl and Thomas Schwab, each a portfolio manager of the adviser, have served the Fund in this capacity since it commenced operations in 2009.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment in the Fund is $100.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective:

The Fund's investment objective is capital appreciation and income.  The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. and foreign equity securities, traded in U.S. markets, and by writing covered call options and buying put options on a substantial portion of the Fund's portfolio securities.  Equity securities in which the Fund invests include, common and preferred stock of all capitalization levels.  The Fund executes its equity strategy by investing (1) directly in U.S. equity securities, (2) through exchange traded funds ("ETFs") that invest primarily in equity securities and (3) through American Depositary Receipts ("ADRs"), which are receipts evidencing ownership of foreign equity securities.  The Fund's option strategy is commonly referred to as "hedging" or "collaring." It typically consists of selling covered call options and buying put options to hedge individual stocks in the Fund's portfolio.

•

Covered Call Options.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that security at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price.  The option is "covered" because the Fund owns the stock at the time it sells the option.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.  The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  However, selling the options will also limit the Fund's gain, if any, on the underlying securities.

•

Put Options.  When the Fund purchases a put option, the Fund acquires the right to sell an underlying security at a predetermined price (exercise price) during the life of the option.  If the Fund exercises the put option, the counterparty to the put option must purchase the stock from the Fund at the exercise price.  The premium received by the Fund for selling call options is designed to offset the premium paid by the Fund for purchasing put options.  While the Fund will typically purchase put options with respect to equity securities held by the Fund, it may also purchase "index put options" or put options with respect to a broad based securities index. The Fund may purchase index put options in an effort to protect the Fund from a significant market decline (or decline in a specific market index) over a short period of time.

If the market price for a security held by the Fund exceeds the exercise price of the call option written for that underlying security, the Fund will generally be required to sell the security at the exercise price associated with the call option to the holder of the option.  In like manner, if the market price for a security held by the Fund falls below the exercise price of the put option held by the Fund with respect to that underlying security, the Fund may exercise the put option and sell the security at the put option exercise price.  In this manner, the exercise price of the call option sets a cap on the appreciation the Fund may realize with respect to any portfolio security and the put option sets a floor on the amount of depreciation the Fund may realize.

The Fund has no maximum or minimum level that will be hedged, but anticipates being hedged most of the time.  When selecting the appropriate option for a stock in the portfolio, the advisor bases its decision on the current dividend for the stock, the historical volatility of the stock and the current option premiums.  The advisor will engage in active trading of the Fund's portfolio securities as a result of its option strategy.

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Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR's, in registered form, are designed for use in U.S. securities markets. Unsponsored ADR's may be created without the participation of the foreign issuer. Holders of these ADR's generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

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Exchange Traded Funds.  The Fund may invest in securities commonly referred to as "exchange traded funds" or ETFs, whose shares are listed and traded on U.S. stock exchanges.  An ETF is typically an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.   Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may "optimize" (replicate the index as closely as possible without having to own each security).

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. Open-end index funds and UITs are registered under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as the Fund) will pay their proportionate share of these expenses.

ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' and underlying funds' abilities to track their applicable indices.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by a Fund may prevent that Fund from allocating its investments in the manner the adviser considers optimal. A Fund that intends to purchase ETFs will purchase ETFs that are either no-load or waive the sales load for purchases made by that Fund.

Principal Investment Risks:

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Covered Call Option Risk.  When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received).  In a rapidly rising market, the Fund could significantly underperform the market.  The gain on the underlying stock will be equal to the difference between the exercise price and the original purchase price of the underlying security, plus the premium received.  The gain may be less than if the Fund had not sold an option on the underlying security.  If a call expires unexercised, the Fund realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying securities during the option period which may exceed such gain.  If the underlying securities should decline by more than the option premium the Fund received, there will be a loss on the overall position.
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ETF Risks.  The Fund may invest in ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by ETFs in addition to the Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:

•

ETF Strategies.  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few.

•

Net Asset Value and Market Price Risk.  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

•

Tracking Risk.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund may invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

•

Foreign Risk.  The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

•

Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance.

•

Put Option Risk.  When the Fund purchases a put option with respect to an underlying portfolio security, in exchange for the payment of a premium, the Fund limits its exposure to reductions in the market price of that security beyond the put option exercise price.  The Fund may, however, loose the entire premium paid for a put option if the underlying security does not decrease in value.   The use of put options also involves the risk that the counterparty to the option will not fulfill its contractual obligations.

•

Smaller Capitalization Securities Risk.  Direct investments in individual smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

•

Tax Risk. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains for federal income tax purposes.  In addition, stocks that are hedged with put options may not be eligible for long term capital gains.  The Fund is not designed for investors seeking a tax efficient investment.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies and regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Summit Portfolio Advisors, LLC, ("Adviser" or "Summit") located at P.O. Box 775187, Steamboat Springs, CO 80477, serves as investment adviser to the Fund.  Summit was established in 2005 and serves as an investment adviser primarily for individual investors.  Assets under management for Summit exceeded $ 50.4 million on August 15, 2011 .  Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions.  The Adviser also provides certain management and administrative services to the Fund.  The Adviser pays all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, dividend expense on securities sold short, fees and expenses of other investment companies in which the Fund invests, and extraordinary or non-recurring expenses such as litigation.  The Fund pays the Adviser, on a monthly basis, an annual advisory fee of 0.95% of the Fund's average daily net assets.   The Adviser has agreed to waive its advisory fees until January 1, 2013 so that such fees, on an annual basis, do not exceed 0.49% of the Fund’s average daily net assets that exceed $50 million.  During the fiscal year ended April 30, 2011, the aggregate fee paid to the Adviser was 0.94% of the Fund's average daily net assets. A discussion regarding the basis for the Board's renewal of the Investment Advisory Agreement is available in the Fund's annual shareholder report dated April 30, 2011.

The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Investment Adviser Portfolio Managers:

Mr. Joseph Schwab began his career in the investment business in 2003.  From 2003 to 2004, Mr. Schwab was a financial consultant for RBC Dain Rauscher Corp.  In 2005, Mr. Schwab founded the Adviser and has served as a portfolio manager and its Chief Executive Officer since.  Mr. Schwab received his Bachelor of Science from the College of Business, University of Colorado at Boulder.

Ms. Elizabeth Uhl served as President a portfolio manager of the Adviser since its founding in 2005 and has been in the investment management business for ten years.  From 1999 to 2000, she was a financial planner for American Express Financial Advisors.  From 2000 to 2005, she was a Regional Consultant with Envestnet Asset Management.   Ms. Uhl received her Bachelor of Science from the College of Business, University of Colorado at Boulder.

Mr. Thomas Schwab has served as Chief Investment Officer and a portfolio manager of the Adviser since its founding in 2005 and has been in the investment management business for 40 years.   From 1968 to 1972, Mr. Schwab served as an Examiner with the New York Stock Exchange.  From 1972 to 1976, Mr. Schwab was a Financial Analyst with Goldman Sachs.  From 1976 to 2005, Mr. Schwab was a Financial Consultant and a Senior Vice President for Smith Barney.  Mr. Schwab received his Bachelor of Business Administration in Accounting from the University of Notre Dame.  Mr. Schwab received his Masters of Business Administration in Finance from New York University.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Prior Performance of the Portfolio Managers

Joseph Schwab, Elizabeth Uhl and Thomas Schwab (collectively, the "Investment Team") are jointly responsible for managing separate accounts for clients of the Adviser.  The performance information presented below includes all accounts managed by the Adviser with objectives, policies and strategies that are substantially similar to the Fund (the "Accounts").  The Investment Team has full discretionary authority over the selection of investments for the Accounts, and intends to continue to use substantially the same goals and style of investment management in managing the Fund.  The Fund will have substantially the same investment objective, policies and strategies as the Accounts.

The information for Accounts is provided to show the past performance of those accounts as measured against the specified benchmark and index.  The investment management fees associated with the Accounts range from 0.55% to 0.80%.  The Fund's estimated expenses are higher than those of the Accounts, and therefore the Fund's performance would have been lower than the performance of the Accounts.  The performance figures set forth below exclude certain accounts of the Adviser that are subject to a socially responsible investment limitation.

The performance of the Accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things.  In addition, the Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Accounts during the periods shown.  Performance of the Fund for future periods will definitely vary, and some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The Adviser provided the information shown below and calculated the performance information.  The Accounts' returns shown include realized and unrealized gains plus income, including accrued income.  These returns are net of separately managed account investment advisory fees and transactions costs.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The Accounts were valued on a monthly basis.

Summit Portfolio Advisors, LLC Accounts Average Annual Total Returns

Average Total Return For Quarter Ended
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
	2005	2006	2006	2006	2006	2007	2007	2007	2007	2008	2008	2008
Accounts (including actual expenses)	1.61%	1.11%	-0.34%	2.86%	3.86%	1.18%	2.18%	2.10%	0.74%	-1.44%	-1.20%	-2.39%
S&P 500 Index	2.08%	4.21%	-1.44%	5.67%	6.70%	0.64%	6.28%	2.03%	-3.33%	-9.45%	-2.73%	-8.37%

Average Total Return For Quarter Ended
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
	2008	2009	2009	2009	2009	2010	2010	2010	2010
Accounts (including actual expenses)	-1.71%	-1.21%	3.92%	3.21%	2.63%	1.51%	-3.10%	4.39%	2.49%
S&P 500 Index	-21.94%	- 11.01%	15.93%	15.61%	6.04%	5.39%	-11.43%	11.29%	10.76%

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception
Accounts (including actual expenses)	5.24%	2.25%	4.12%	4.24%
S&P 500 Index	15.06%	-2.86%	2.29%	2.58%

HOW SHARES ARE PRICED

The net asset value ("NAV") of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

The Collar Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-888-526-5527

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-888-526-5527 for more information about the Fund's Automatic Investment Plan.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-526-5527 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts:  The minimum initial investment to open an account is $2,500 for regular accounts and for retirement plans (e.g., tax-deferred retirement programs, IRAs, etc.).  The minimum initial investment may be waived for clients of the Adviser.  The minimum subsequent investment is $100.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the "The Collar Fund." The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC ("GFS"), the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

For shareholder account funds and/or transfers into the Fund, the Fund may accept securities in lieu of cash at the discretion of the adviser.  There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the adviser may refuse to accept securities into the Fund from new or existing Shareholders.  Any tax issues resulting from the exchange of securities into the Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:
  the name of the Fund;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  check payable to "The Collar Fund".

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-888-526-5527 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
The Collar Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-888-526-5527

Redeeming by Telephone:  The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1 888-526-5527. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker:  If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan:  If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Automatic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open an Automatic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-526-5527.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund's assets).  The securities will be chosen by the Fund and valued at the Fund's NAV.  A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, redemption proceeds will be withheld by the Fund until after the check has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be   redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record be paid to someone other   than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested   redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible   signature guarantor.

When You Need Medallion Signature Guarantees:  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Transactions Through www.TheCollarFund.com:  You may purchase Fund shares and redeem Fund shares through the Fund's web site www.TheCollarFund.com. To establish Internet transaction privileges you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the web site in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the web site you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. The Fund imposes a limit of $100,000 on purchase and redemption transactions through the web site. Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor its transfer agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Redemptions Through www.TheCollarFund.com:  You may redeem your shares through the Fund's web site www.TheCollarFund.com. Shares from an account in any of the Fund's tax sheltered retirement plans cannot be redeemed through the Fund's web site. For complete information regarding Internet transactions, please see the following section entitled "Transactions Through www.TheCollarFund.com".

Low Balances: If at any time your account balance falls below $500, the Fund may notify you that, unless the account is brought up to the appropriate account minimum, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balances that drop below the appropriate account minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund's transfer agent has a staff that reviews, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy.  Although this involves judgments that are inherently subjective and involve some selectivity in their application, the transfer agent seeks to make judgments that are consistent with the interests of the shareholders.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the transfer agent is liable for any losses resulting from rejected purchase orders.  The Fund may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that the Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.  If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  At the request of the Fund, the service provider may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gain annually, typically in December.  The distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

The summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-526-5527 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the Fund's April 30, 2011 annual report, which is available upon request.

	Year Ended April 30, 2011	Period Ended April 30, 2010**
Net Asset Value, Beginning of Period	$ 10.51	$ 10.00

Increase (Decrease) From Operations:
Net investment loss(a)	(0.04)	(0.02)
Net gain from securities
(both realized and unrealized)	0.33	0.53
Total from operations	0.29	0.51

Less Distributions:
From net realized gains on investments	(0.01)	-
Total Distributions	(0.01)	-

Net Asset Value, End of Period	$ 10.79	$10.51

Total Return(b)	2.72%	5.10%

Ratios/Supplemental Data:
Net assets, end of period ( in 000 ’ s)	$ 54,520	$28,609
Ratio to average net assets: ( e)
Expenses, net of fee waiver	0.94%	0.95%(c)
Expenses, before fee waiver	0.95%	0.95%(c)
Net investment income, net of fee waiver	(0.38)%	(0.20)% (c)

Portfolio Turnover Rate(d)	101.33%	0.46% (d)

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data per period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods le s s than one year are not annualized.

(c) Annualized.
(d) Not annualized.
(e) Does not include expenses of investment companies in which the Fund invests.
**The Fund commenced operations on June 29, 2009.

  PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

The Collar Fund

Adviser	Summit Portfolio Advisors, LLC P.O. Box 775187 Steamboat Springs, Colorado 80477
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104

Additional information about the Fund, including the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings, is included in the Fund's Statement of Additional Information dated September 1, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-888-526-5527 or visit www.TheCollarFund.com.  You may also write to:

The Collar Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund's information at the SEC's Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

CUSIP # 66537V401

Investment Company Act File # 811-217200

The Collar Fund • 4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-888-526-5527

KCM MACRO TRENDS FUND

PROSPECTUS

September 1, 2011

Class R-1 Shares	ticker: KCMTX
Class R-2 Shares	ticker: KCMBX

Investment Adviser

Kerns Capital Management, Inc.

Galleria Financial Center

5075 Westheimer Rd., Suite 1177

Houston, TX 77056

www.KernsCapital.com                                                                                                                            1-877-275-5599

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
Prior Performance Information
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Share Classes
Class R-1 Shares
Class R-2 Shares
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective:  The Fund’s investment objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R-1	Class R-2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses (1)	0.13%	0.13%
Total Annual Fund Operating Expenses	1.65%	2.40%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R-1	$168	$522	$899	$1,959
Class R-2	$244	$750	$1,283	$2,740

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 852%% of the average value of its portfolio.

Principal Investment Strategies:  The Fund employs a flexible investment strategy, meaning it has the freedom to invest globally in companies of all sizes and in all sectors, long or short, and to hold cash.  It is not restricted to any “style box”, e.g., large cap growth or small cap value. To achieve its investment objective, the Fund invests principally in domestic and foreign equity securities (common stock), exchange traded funds ("ETFs"), futures and options.  The term “macro” in the Fund’s name refers to its focus on the broad macroeconomic environment.  A macro strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.

The adviser utilizes all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical and quantitative analysis. The adviser generally begins with economic analyses to determine the phase of the business cycle for each major global market segment (a “Segment”).  Examples of Segments include the U.S., Europe, Asia and Latin America.  The adviser then assesses the relative strength of each Segment’s currency to the U.S. dollar.  Using research and analyses the adviser ranks the Segments to determine what it believes is the market’s direction, i.e., “uptrend,” “downtrend” or “trading range”, and the momentum of the direction.  The adviser adjusts the Fund’s market exposure depending on how clearly its research reflects the market’s direction. The adviser’s next step is to identify individual sectors and/or securities in attractive Segments.  The adviser bases its investment decisions on a wide array of fundamental and technical factors. Fundamental factors include measures such as, earnings growth rates, return on capital and dividend yield. Technical factors include measures such as price performance, volatility and trading volume.

The Fund may sell equity securities short up to 50% of its net assets if the adviser believes the value of the equity security is likely to depreciate in value.  In addition, the Fund may purchase and sell futures contracts, and may purchase and sell options on securities, securities indexes, and futures contracts.  These types of investments produce economically “leveraged” investment results.  To hedge the Fund's short positions, the Fund may buy call options, which gives the Fund the right to buy a stock it has sold short at a predetermined price.  Similarly, the Fund may sell futures to hedge a portion of the Fund's long positions.

As a part of its investment strategy and during periods in which the Fund has limited market exposure, the Fund may invest in money market funds or other short-term interest-bearing instruments.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  As a non-diversified fund the Fund is able to take larger position in a smaller number of companies and/or in a more limited number of sectors (clusters of related industries, regions or countries) than diversified mutual funds.  Securities held by the Fund will be sold when, in the adviser's opinion, investments in other Segments offer a more attractive opportunity for capital appreciation.

Principal Risks:

Like all mutual funds, you may lose money if you invest in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will.

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Derivatives Risk. Investments in futures and options are considered "derivative" investments. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that the hedging technique will fail if changes in the value of a derivative held by the Fund do not correlate with the Fund’s portfolio securities being hedged.

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Put and Call Options Risk.  There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  If the Fund sells an uncovered call option or a put option, and must purchase the security at the current market price because the option is exercised, the loss could be significant.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

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ETF Risk.  Investing through the Fund in ETFs involves certain additional expenses and certain tax results that would not arise if you invested directly in the ETFs.  Each ETFs exposes the Fund to the strategy-specific risk of each ETF and the value of your investment will fluctuate in response to the performance of the ETFs in which the Fund invests.

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Foreign Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

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Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Short Selling Risk. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

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Small and Medium-Size Company Risk.  The Fund may invest in the common stocks of small-cap and mid-cap companies.  Small and medium size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class R-1 shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s Class R-1 shares over time to the performance of a broad-based securities market index.  Because the Fund’s Class R-2 has not been operating for at least one calendar year, no performance information is available for the Class R-2 at this time. In the future, performance information for Class R-2 will be presented in this section.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-275-5599.

Performance Bar Chart For Class R-1 Shares

Calendar Year Ended December 31, 2010

Best Quarter:	3rd Quarter 2009	10.34%
Worst Quarter:	2nd Quarter 2010	(14.80) %

The total return for Class R-1 shares from January 1, 2011 to June 30, 2011 was 3.25% .

Performance Table

Average Annual Total Returns

(For period ended December 31, 2010)

	One Year	Since Inception of the Fund (8-4- 0 8)
Class R-1 Return before taxes	0.80%	6.00%
Class R-1 Return after taxes on distributions	0.80%	5.85%
Class R-1 Return after taxes on distributions and sale of Fund shares	0.52%	5.05%
S&P 500® Index	15.06%	2.65%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  After tax returns for Class R-2 shares, which are not shown, will vary from those of Class R-1 shares.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, index returns do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Kerns Capital Management, Inc.

Portfolio Manager:  M. Lane Kerns, President and Chief Investment Officer of the adviser, has served the Fund as portfolio manager since it commenced operations in 2008.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The minimum initial investment is $5,000 for regular accounts and $5,000 for retirement plans and automatic investment plans.  There is a minimum amount of $1,000, $100 for retirement plans and $100 for automatic investment plans on any share class for all accounts.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund’s investment objective is long-term growth of capital.  As a secondary goal, the Fund seeks to manage volatility and market risk.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Fund employs a flexible investment strategy, meaning it has the freedom to invest globally in companies of all sizes and in all sectors, long or short, and to hold cash.  It is not restricted to any “style box”, e.g., large cap growth or small cap value. To achieve its investment objective, the Fund invests principally in domestic and foreign equity securities (common stock), exchange traded funds ("ETFs"), futures and options.  The term “macro” in the Fund’s name refers to its focus on the broad macroeconomic environment.  A macro strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.  The adviser attempts to control risk by owning a large number of securities, selling securities held long that are in or are about to enter into a down trend, and by conducting hedging from time to time using futures and/or options. If the adviser believes the overall market is overvalued and/or technically vulnerable to a decline, or if the adviser cannot find a sufficient number of stocks with near term appreciation potential, it has the discretion to move all or a portion of the Fund’s assets into fixed income securities, in order to take a more defensive position. The fixed income securities will generally be investment grade cash equivalents with maturities under 91 days.  The adviser does not conduct fundamental valuation analysis on a specific security basis. The adviser does not attempt to diversify across industry sectors.  The adviser may also be net short during periods it anticipates will have declining market conditions.

Depositary Receipts: The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Derivatives:  The Fund may use long and short derivative instruments, including futures, options, and forward contracts.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated.  Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily.  Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. Derivatives involve special risks, which are discussed below under Principal Risks.

Short Sales:  The value of the Fund’s short positions may equal up to 50% of its net assets. A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more a Fund pays to purchase the security, the more it can lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs to engage in this practice.

The adviser utilizes all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical and quantitative analysis. The adviser generally begins with economic analyses to determine the phase of the business cycle for each major global market segment (a “Segment”).  Examples of Segments include the U.S., Europe, Asia and Latin America.

The adviser then assesses the relative strength of each Segment’s currency to the U.S. dollar.  Generally, when the U.S. dollar is falling relative to a Segment’s currency, investments in that Segment become more attractive; or when the U.S. dollar is rising relative to a Segment, investments in that Segment become less attractive.  Using the research and analyses described above, the adviser ranks the Segments to determine what it believes is the market’s direction, i.e., “uptrend,” “downtrend” or “trading range”, and the momentum of the direction.  The adviser adjusts the Fund’s market exposure and use of aggressive strategies depending on how clearly its research reflects the market’s direction.  Securities held by the Fund will be sold when, in the adviser's opinion, investments in other Segments offer a more attractive opportunity for capital appreciation. The adviser prefers, however, to hold securities for purposes of tax efficiency.  Thus, if the adviser believes the security is fundamentally sound, it may hold the security and hedge against associated risks, e.g., market declines.

The adviser’s next step is to identify individual sectors and/or securities in attractive Segments.  The adviser bases its investment decisions on a wide array of fundamental and technical factors. Fundamental factors include measures such as, earnings growth rates, return on capital and dividend yield. Technical factors include measures such as price performance, volatility and trading volume.

The Fund may sell equity securities short up to 50% of its net assets if the adviser believes the value of the equity security is likely to depreciate in value.  A "short" sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The ratio of long positions to short positions will vary based on the adviser's assessment of general market trends and the adviser’s strategy could result in high portfolio turnover.

The Fund may purchase futures contracts, and may purchase and sell options on securities, securities indexes, and futures contracts.   These types of investments produce economically “leveraged” investment results.  Leveraging allows the adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the Fund’s investments.  These types of investments also allow the Fund to “hedge” against adverse risks by making an investment to reduce the risk of adverse price movements in an asset.  Normally, a hedge consists of taking and offsetting position in a related security, such as a futures contract.  Hedging doesn’t prevent a negative event from happening, but if it does happen and if the adviser believes that the Fund is properly hedged, the impact of the event may be reduced.

As a part of its investment strategy and during periods in which the Fund has limited market exposure, the Fund may invest in money market funds or other short-term interest-bearing instruments.  These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by the adviser to present minimal credit risk.  They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations.  As a result, up to 100% of the Fund’s assets may be invested in cash or cash equivalents at any given time.  If the Fund has significant investments in cash or cash equivalents, it may not achieve its investment objective.  In addition, the Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts.

The Fund may buy and sell (write) call options. The purchaser of a call option has the right to buy a security from the seller at a predetermined price (exercise price) during the life of the option.  An option is considered "covered" if the seller owns the security against which the option is written.  If the option is “uncovered,” the seller must purchase the security at the current market price if the option is exercised by the purchaser in order to deliver the security.    As the seller of a call option, the Fund receives a premium from the purchaser of the option, which provides additional income to the Fund.  The Fund may also buy and sell (write) put options.  A put option gives the buyer the right to sell or "put" a security at a fixed price within a given time frame in exchange for a premium paid by the buyer.  If the market price drops below the strike price, the buyer will be able to sell the security for the strike price, thereby limiting the buyer's potential loss until the option expires.

To hedge the Fund's short positions, the Fund may buy call options, which gives the Fund the right to buy a stock it has sold short at a predetermined price.  The call option effectively limits the amount the Fund will have to pay for the stock it sold short.  The Fund may also hedge a short position by purchasing a futures contract that the adviser believes is inversely correlated to the short position (i.e., will increase in value if the short position declines in value).  Similarly, the Fund may sell futures to hedge a portion of the Fund's long positions.

The Fund's investments will consist primarily of common stocks, bonds, exchange traded funds (ETFs) and closed-end funds.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.   The open and closed-end funds and ETFs are referred to as “Underlying Funds” in this prospectus. The adviser may invest in Underlying Funds for a number of reasons, but typically will do so when it wishes the Fund to have an investment in a certain sector, market, region or industry but cannot find an individual company that meets its investment criteria.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

As a non-diversified fund the Fund is able to take larger position in a smaller number of companies and/or in a more limited number of sectors (clusters of related industries, regions or countries) than diversified mutual funds.

Principal Risks:

Like all mutual funds, you may lose money if you invest in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will.

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Derivatives Risk. Investments in futures and options are considered "derivative" investments. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that the hedging technique will fail if changes in the value of a derivative held by the Fund do not correlate with the Fund’s portfolio securities being hedged. When the Fund uses investment techniques such as short sales and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although these types of derivatives typically do not involve the borrowing of money, they are considered a form of economic “leverage.”  The adviser intends to use such investment techniques and derivatives to minimize risk to the Fund; however, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including:  (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

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Put and Call Options Risk.  There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  If the Fund sells an uncovered call option or a put option, and must purchase the security at the current market price because the option is exercised, the loss could be significant.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Covered call options, such as those written by the Fund, may enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times.  Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates.  For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the “Tax Status, Dividends and Distributions” section of this Prospectus.

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ETF Risk. Because the Fund may invest in ETFs, the value of your investment will fluctuate in response to the performance of the ETFs.  In addition, investing through the Fund in ETFs involves certain additional expenses and certain tax results that would not arise if you invested directly in the ETFs. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares.  Investments in ETFs are subject to brokerage and other trading costs as the adviser trades in and out of a fund, which could result in greater expenses to the Fund.  They also are subject to investment advisory fees and other expenses, which the Fund would directly bear.  Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.  As an ETF shareholder, the Fund must rely on the investment company (ETF) management to achieve its investment objective.  If the ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

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Foreign Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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ADR Risk.  ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Market Risk.  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

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Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Short Selling Risk. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

o

Small and Medium-Size Company Risk.  The Fund may invest in the common stocks of small-cap and mid-cap companies.  Small and medium size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

Temporary Investments:  To respond to market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in debt securities and money market instruments.  These debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the SAI, which may be requested toll free by calling 1-877-275-5599.

MANAGEMENT

Investment Adviser: Kerns Capital Management, Inc. (“Adviser” or “KCM”), formerly MLK Capital Management, Inc., Galleria Financial Center, 5075 Westheimer Rd., Suite 1177, Houston, TX 77056.  KCM was founded in 1994 by the Fund’s Portfolio Manager, M. Lane Kerns.  KCM specializes in the management of investment portfolios for individuals, corporations and company retirement plans.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  For the fiscal period ended April 30, 2011, the Fund paid a net investment advisory fee to the Adviser at an annual rate of 1.00% the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustee’s renewal of the Investment Advisory Agreement is available in the Fund’s annual shareholder report dated April 30, 2011.

Portfolio Manager:  M. Lane Kerns founded KCM in 1994 and has served as its President and Chief Investment Officer since inception.  He is primarily responsible for the day-to-day management of the Fund.  In addition to the Fund, Mr. Kerns currently manages other investment accounts for which KCM serves as Adviser.  The SAI provides additional information about Mr. Kerns’ compensation structure, the other accounts managed by him, and his ownership of Fund shares.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund

HOW SHARES ARE PRICED

Shares of the Fund are sold at net asset value (“NAV”).  The NAV of the Fund is determined at close of regular trading (normally at 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.   The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occurs after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are ongoing distribution and shareholder service fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Both classes of shares in the Fund represent interest in the same portfolio of investments in the Fund.

Class R-1 Shares

Class R-1 shares are offered at their public offering price, which is net asset value, and pay an annual 12b-1 service fee of 0.25% of average daily net assets.

Class R-2 Shares

Class R-2 shares are offered at their public offering price, which is net asset value.  They pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional annual distribution fee of 0.75% of average daily net assets.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

KCM Macro Trends Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-275-5599 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-275-5599 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account is $5,000 for regular accounts and $5,000 for retirement plans and automatic investment plans. The minimum subsequent investment is $1,000, $100 for retirement plans and $100 for automatic investment plans. The minimum initial and subsequent investments may be waived for clients of the Fund's Adviser and accounts related to such Adviser clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “KCM Macro Trends Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
  the name of the Fund
  the dollar amount of shares to be purchased
  a completed purchase application or investment stub
  check payable to "KCM Macro Trends Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-275-5599 the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:   You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
KCM Macro Trends Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-877-275-5599.  The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire /Electronic Funds Transfer:  If you request your redemption by wire transfer, you will be required to pay a $15 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-275-5599.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order:  Your written redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

o

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

o

The request must identify your account number;

o

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o

you wish to change the bank or brokerage account that you have designated on your account;

o

you request a redemption to be made payable to a person not on record with the Fund;

o

you request that a redemption be mailed to an address other than that on record with the Fund;

o

the proceeds of a requested redemption exceed $50,000;

o

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

o

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,000 the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each fund to withhold a percentage of any dividend or redemption proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund may harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy.”

Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund, upon request.  If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137 is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.   (“FINRA”).   Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution and Shareholder Services Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) for each share class.  The Plan allows the Fund to use part of its assets for the sale and distribution of shares, including advertising, marketing and other promotional activities.  The Plan also allows the Fund to pay the Distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services.

Class R-1 Shares:  For these distribution services, under the Plan, the Fund pays the Distributor on a monthly basis an annual amount equal to 0.25% of the Fund’s average net assets attributable to Class R-1 Shares.  The Distributor generally will, in turn, pay your financial intermediary out of its fees or pay other distribution expenses.  Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Class R-2 Shares: The Plan allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s average net assets attributable to Class R-2 Shares.  For these distribution services, under the Plan, the Fund pays the Distributor on a monthly basis an annual amount equal to 0.75% of the Fund’s average net assets attributable to Class R-2 Shares.  For these shareholder services, under the Plan, the Fund pays the Distributor on a monthly basis an annual amount equal to 0.25% of the Fund’s average net assets attributable to Class R-2 Shares.  The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary and on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor retains the distribution and service fees on accounts with no authorized intermediary of record, and these fees can be used to pay other distribution expenses.  Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

Additional Compensation to Financial Intermediaries:  The Distributor, its affiliates, and the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-275-5599 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s April 30, 2011 annual report, which is available upon request.

		Class R-1
	Year Ended April 30, 2011	Year Ended April 30, 20 10	Period Ended April 30, 2009**
Net asset value, beginning of period	$ 11.81	$ 9.96	$ 10.00

Activity from investment operations:
Net investment income (loss)(1)	( 0.0 1)	0. 03	0. 06
Net realized and unrealized gain (loss) on investments	0.64	1.85	(0.02)
Total from investment operations	0.63	1.88	0.04

Less distributions:
From net investment income	-	(0.0 3)	(0.07)
In excess of net investment income	-	-	(0.01)
Total Distributions	-	(0.0 3)	(0.08)

Net asset value, end of period	$ 12.44	$ 11.81	$ 9.96

Total return(2,3)	5.33%	18.86%	0.47%

Net assets, end of period (000s)	$ 101,208	$ 95,297	$ 51,419

Ratio of expenses to average net assets(5)	1. 52%	1. 56%	1.66%	(4)

Ratio of net investment (loss) to average net assets(6)	(0.09)%	0. 24%	0.84%	(4)

Portfolio Turnover Rate	852%	292%	1,119%	(3)

                                                            **For the period August 4, 2008 (commencement of operations) through April 30, 2009.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Assume reinvestment of all dividends and distributions, if any.
(3)	Not Annualized.
(4)	Annualized.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

		Class R-2
	Year Ended April 30, 2011	Year Ended April 30, 2010	Period Ended April 30, 2009**
Net asset value, beginning of period	$ 11.76	$ 9.97	$ 9.49

Activity from investment operations:
Net investment loss(1)	(0.09)	(0.05)	(0.01)
Net realized and unrealized gain on investments	0.62	& 1.84	0.49
Total from investment operations	0.53	1.79	0.48

Less distributions:
From net investment income	-	-	-
In excess of net investment income	-	-	-
Total Distributions	-	-	-

Net asset value, end of period	$ 12.29	$ 11.76	$ 9.97

Total returnrn(2,3)	4.51%	17.95%	5.06%

Net assets, end of period (000s)	$ 2,108	$ 3,435	$ 642

Ratio of expenses to average net assetsts(5)	2.27%	2.31%	2.28%%	(4)

Ratio of net investment loss to average net assets(6)	(0.82)%	(0.49)%	(1.39)%	(4)

Portfolio Turnover Rate	852%	292%	1,119%	(3)3)

                                                    **For the period April 2, 2009 (commencement of operations) through April 30, 2009. 9.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Assume reinvestment of all dividends and distributions, if any.
(3)	Not Annualized.
(4)	Annualized.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION? ION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

KCM MACRO TRENDS FUND

Adviser	Kerns Capital Management, Inc Galleria Financial Center 5075 Westheimer Rd., Suite 1177 Houston, Texas 77056
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank Mail Drop 1090CC 38 Fountain Square Plaza Cincinnati, Ohio 45263
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated September 1, 2011 (the SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-275-5599 or visit the Fund’s website at www.KernsCapital.com. You may also write to:

KCM Macro Trends Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street N.E., Washington, D.C.  20549-0102.

Investment Company Act File # 811-21720

KCM Macro Trends Fund

4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-275-5599

THE LONG-SHORT FUND

Class A shares: BPFAX

Class C shares: BPFCS

Class I shares: BPFIX

PROSPECTUS    September 1, 2011

Advised by:

Preservation Trust Advisors, LLC

One Embarcadero Center, Suite 1140

San Francisco, CA  94111

www.Bullpathfunds.com                                                                                                                             1-888-899-2726

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY- THE LONG-SHORT FUND
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies and Investment Process
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Share Classes
Class A Shares
Class C Shares
Class I Shares
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions In Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY- THE LONG-SHORT FUND

Investment Objective:  The Fund seeks to provide long-term capital appreciation while reducing market risk and providing downside protection.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 11 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a% of the lower of original purchase price or redemption proceeds)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a% of amount redeemed on shares held less than 30 days)	1.50%	1.50%	1.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	2.64%	2.55%	2.34%
Short Sales Expense (Dividends and Interest)	0. 87%	0. 87%	0. 87%
Remainder of Other Expenses	1.77%	1.68%	1.47%
Acquired Fund Fees and Expenses (1)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	4.21%	4.8 7%	3.66%
Fee Waiver and/or Reimbursement (2)	(1. 04)%	(0.95)%	(0.74)%
Total Annual Fund Operating Expenses After Fee Waiver	3.17%	3. 92%	2. 92%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)

The Fund's adviser has contractually agreed to reduce fees and absorb expenses of the Fund until at least August 31, 2012 .  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$ 877	$1,6 91	$2,51 8	$4,6 45
Class C	$ 394	$1,3 8 0	$2,3 68	$4,8 50
Class I	$2 95	$1,0 52	$1,8 30	$3,8 67

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 469% of the average value of its portfolio.

Principal Investment Strategies:  The adviser, under normal market conditions, seeks to achieve the investment objective by investing primarily in equity securities of mid-capitalization companies that it believes are undervalued and by selling short equity securities of mid-capitalization companies that it believes are overvalued.  Equity securities include common stock and preferred stock.  The Fund considers a company mid-cap if its market capitalization at the time of purchase is within the capitalization range of companies in either the Russell Midcap® Index or the Standard & Poor's MidCap 400 Index.  The size of the companies included in the Indexes will change with market conditions.

The adviser stresses fundamentally driven, bottom-up research and analysis to identify attractive long-term and short-term investment opportunities.  The Fund may invest in companies of any capitalization, including smaller companies.  The adviser's fundamental research looks primarily for companies with:

•

Recurring, high margin, revenue streams or a strong franchise position;

•

Strong barriers to entry; and

•

Entrepreneurial management team with proven success.

The adviser applies the same bottom-up analysis for establishing short positions, but places greater emphasis on near-term operating conditions and events that may negatively impact the company and its fundamentals.  The characteristics of these companies may include reduced margin, intensifying competition, or management problems. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 50% of the value of the Fund's net assets. A short sale is the sale of a security that the Fund does not own in hopes of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The adviser's investment approach includes a risk management program both at the individual security and the overall portfolio levels.  For example, positions are monitored and sold if they reach a predetermined price or unacceptable downside risk as determined by the adviser's fundamental research.  The adviser assesses, on an ongoing basis, industry events that could present additional risk to the companies in the Fund's portfolio.  The adviser also monitors and limits the Fund's total exposure to industries and sectors to reduce risk.

In general, the adviser will sell a security (or cover a short position) when a price threshold that was set by the adviser is reached, when the company's fundamentals change, or for overall portfolio risk management.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than or perform worse than the market as a whole.

•

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Market Risk.  Prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may underperform either the securities markets generally or particular segments of the securities markets.

•

Mid-Cap Stock Risk.  Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Short Selling Risk.  Short selling activities are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  The potential loss on an uncovered short sale is unlimited.

•

Smaller Company Risk.  Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk:  A higher portfolio turnover will result in higher transactional and brokerage costs.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception.  Performance of the Fund’s Class A and C shares will vary.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index and two supplemental indices.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-888-899-2726.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter	2nd Quarter 2003	8.45%
Worst Quarter	4th Quarter 2008	(13.70)%

The total return for Class I shares from January 1, 2011 to June 30, 2011 was 1.28% .

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2010)

	One Year	Five Year	Since Inception of the Fund (10-1-02)
Class I Return before taxes	(4.34)%	0.81%	7.36%
Class I Return after taxes on distributions	(5.09)%	0.53%	7.18%
Class I Return after taxes on distributions and sale of Fund shares	(2.72)%	N/A	N/A
Class A Return before taxes	(10.06)%	-	(2.98)%*
Class C Return before taxes	(5.28)%	-	(0.05)%*
S&P 500® TR (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	7.00%

*Inception date for Class A and Class C is May 29, 2009.

Class I after-tax returns are not presented for five-year and since-inception periods because the Fund had no distribution policy when it operated as a limited partnership.  If presented, after-tax returns would have been calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown, if any.  The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").  After tax returns for Class A and C shares, which are also not shown, will vary from those of Class I shares.

Returns prior to May 29, 2009, reflect total returns for the Fund's predecessor limited partnership.  The performance prior to May 29, 2009 is net of management fees and other expenses, but does not include the effect of the performance fee.  The Fund's investment goals, policies, guidelines and restrictions are, similar to the predecessor limited partnership's investment goals, policies, guidelines and restrictions.  From its inception on October 1, 2002 through May 29, 2009, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance.  In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance.

The S&P 500 ® TR Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes.  An investor cannot invest directly in an index.

Investment Adviser:   Preservation Trust Advisors, LLC is the Fund's investment adviser.

Investment Adviser Portfolio Manager:   Christopher R. Wolf, Managing Member and Chief Investment Officer, has served as portfolio manager since August 15, 2011.

Purchase and Sale of Fund Shares:  You can open an account with a minimum initial investment of $1,000 in Class A shares and Class C shares and $100,000 in Class I shares.  For all accounts, there is a minimum amount of $50 for subsequent investment in Class A shares and Class C shares and $10,000 in Class I shares.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check of wire transfer.  Turn to How Shares Purchase Shares and How to Redeem Shares on pages 11 and 16 of this Prospectus for additional information.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks to provide long-term capital appreciation while reducing market risk and providing downside protection.  The Fund's investment objective may be changed by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:  The adviser, under normal market conditions, seeks to achieve the investment objective by investing primarily in equity securities of mid-capitalization companies that it believes are undervalued and by selling short equity securities of mid-capitalization companies that it believes are overvalued.  Equity securities include common stock and preferred stock.  The Fund considers a company mid-cap if its market capitalization at the time of purchase is within the capitalization range of companies in either the Russell Midcap® Index or the Standard & Poor's MidCap 400 Index.  The size of the companies included in the Indexes will change with market conditions.

The adviser stresses fundamentally driven, bottom-up research and analysis to identify attractive long-term and short-term investment opportunities.  The Fund may invest in companies of any capitalization, including smaller companies.  The adviser's fundamental research looks primarily for companies with:

•

Recurring, high margin, revenue streams or a strong franchise position;

•

Strong barriers to entry; and

•

Entrepreneurial management team with proven success.

The adviser applies the same bottom-up analysis for establishing short positions, but places greater emphasis on near-term operating conditions and events that may negatively impact the company and its fundamentals.  The characteristics of these companies may include reduced margin, intensifying competition, or management problems. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 50% of the value of the Fund's net assets. A short sale is the sale of a security that the Fund does not own in hopes of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The adviser's investment approach includes a risk management program both at the individual security and the overall portfolio levels.  For example, positions are monitored and sold if they reach a predetermined price or unacceptable downside risk as determined by the adviser's fundamental research.  The adviser assesses, on an ongoing basis, industry events that could present additional risk to the companies in the Fund's portfolio.  The adviser also monitors and limits the Fund's total exposure to industries and sectors to reduce risk.

In general, the adviser will sell a security (or cover a short position) when a price threshold that was set by the adviser is reached, when the company's fundamentals change, or for overall portfolio risk management.

Principal Investment Risks:

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Market Risk.  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund's investments will under perform either the securities markets generally or particular segments of the securities markets.

•

Mid-Cap Stock Risk.  While stocks of mid-cap companies may be less volatile than those of small-cap companies, they still involve substantial risk.  Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Short Selling Risk.  The Fund will engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on an uncovered short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

•

Smaller Company Risk.  Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser:   Preservation Trust Advisors, LLC ("PTA"), located at One Embarcadero Center, Suite 1140, San Francisco, CA 94111, was formed in 2010 for the purpose of providing investment advisory services to pooled investment vehicles such as the Fund and has no other clients.  Under an Interim Agreement between the Fund and PTA, the Fund pays the adviser an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.  This advisory fee is the same as that paid to the prior adviser.  PTA has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until the termination of the Interim Agreement to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.23% for Class A shares, 2.98% for Class C shares, and 1.98% for Class I shares.  These expense limits are the same as those provided by the prior adviser.  The expense limit agreement between the Fund and PTA may be terminated only by the Fund’s Board of Trustees on 60 days notice.  Waived fees and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the waiver or reimbursement) if such recoupment can be achieved within the foregoing expense limits.  Waived fees and reimbursed expenses can decrease a Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the Interim Agreement will be available in the Fund’s next semi-annual shareholder report.

Portfolio Manager:

Christopher R. Wolf

Managing Member and Chief Investment Officer

Mr. Wolf has served as the Managing Member and Chief Investment Officer of the adviser since August 2010.  Additionally, Mr. Wolf serves as the Managing Member, Chief Investment Officer and Chief Compliance Officer of Cogo Wolf Asset Management, LLC ("Cogo Wolf"), a position held since September 2005.  Cogo Wolf was nominated by Institutional Investor Magazine as one of four globally "Best Emerging Managers of the Year" at the 7th Annual Hedge Fund Industry Awards (2009). Nominees in other categories included Paulson, Renaissance, Brevan Howard, Lyxor, D.E. Shaw.  Mr. Wolf has 27 years of financial and investment experience, including nine years of management experience with fund of funds and hedge fund strategies.  Previously, Mr. Wolf was Chief Executive Officer and Chief Investment Officer of KingsGate Capital Management, LLC ("KingsGate"), a long/short equity hedge fund, from 2001 to 2005.  Prior to founding KingsGate, he was President, Chief Executive Officer and Director of Protogene, Inc. from 1999 to 2001.  Mr. Wolf was Executive Vice President and Chief Financial Officer of Hyseq, Inc. from 1996 to 1999.  From 1991 to 1996, he was Managing Partner of Georgica Group; from 1988 to 1991, he was a Partner in Mergers & Acquisitions at Oppenheimer & Co., Inc.; and from 1983 to 1988, he was a Vice President in Investment Banking with Kidder, Peabody & Co., Inc.  Mr. Wolf received his MBA from Yale University and received his B.A. degree summa cum laude from Ohio Wesleyan University.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes three classes of shares offered by the Fund: Class A, Class C and Class I.  The Fund offers these three classes of shares so that you can choose the class that best suit your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  The Fund reserves the right to waive sales charges.

Class A Shares:  Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $1,000.  The minimum subsequent investment in Class A shares of the Fund is $50. The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase.  However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A shares without a sales charge when you are:

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•

a shareholder that invested in Class C shares of the Fund that were reclassified as Class A shares;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds' Adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds and any purchases referred through Preservation Trust Advisors, LLC; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Funds.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC, at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its Class A shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services.  Over time, fees paid under the Plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in the Class C shares is $1,000 and the minimum subsequent investment is $50.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $10,000.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
The Long-Short Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-899-2726 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

You may purchase the Funds' shares and redeem the Funds' shares through the Funds' website www.Bullpathfunds.com.  To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the web site in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's website. The Fund imposes a limit of $100,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, the distributor and the transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its transfer agent, distributor nor adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-888-899-2726 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment of $1,000 in Class A shares and Class C shares and $100,000 in Class I shares.  There is a minimum amount of $50 for subsequent investment in Class A shares and Class C shares and $10,000 for Class I shares for all accounts.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

 the name of the Fund

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to "The Long-Short Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-888-899-2726 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
The Long-Short Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-899-2726.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, its transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account.  The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions Through www.Bullpathfunds.com: You may redeem your shares through the Fund's web site www.Bullpathfunds.com.  Shares from a tax sheltered retirement account cannot be redeemed through the Fund's web site.  For complete information regarding Internet transactions, please see the following section entitled "Transactions Through www.Bullpathfunds.com."

Automatic Withdrawal Plan:  You may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-888-899-2726 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions In Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued at the Fund's net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number and Fund;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

With regard to redemptions made by telephone, the Fund's transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded.  For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine.  If this occurs, we will not be liable for any loss.  The Fund's distributor and the transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in a Fund falls below $500 for Class A shares and Class C shares, or $100,000 in Class I shares, the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Funds' Board of Trustees has also approved a 1.50% early redemption fee on shares held less than 30 days.  Redemption fees are paid to the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy."  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the  Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of funds.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund's average daily net assets attributable to Class A shares up to 1.00% of the Fund's average daily net assets attributable to Class C shares. The Fund’s Class I shares do not participate in the Plan.  The fee is treated by the Funds as an expense in the year it is accrued.  A portion of the fee payable pursuant to the Class C Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-899-2726 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., independent registered public accountant, whose report, along with the Funds' financial statements, are included in the Fund ’s April 30, 2011 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

                            Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the Year Ended April 30, 2011	For the Period Ended April 30, 2010(1)
Net asset value, beginning of period	$ 18.41	$ 17.71

Activity from investment operations:
Net investment loss(2)	(0.31)	(0.31)
Net realized and unrealized gain
on investments	0.00**	1.32
Total from investment operations	(0.31)	1.01

Less distributions from:
Net realized gains	(0.45)	(0.31)
Total distributions	(0.45)	(0.31)

Net asset value, end of period	$ 17.65	$ 18.41

Total Return(3)	(1.62)%	5.71%(4)

Net assets, at end of period (000’s)	$ 7,291	$ 6,479

Ratio of gross expenses to average
net assets including dividends from
securities sold short and interest expense (5,6)	4.14%	4.21%(7)
Ratio of net expenses to average
net assets including dividends
from securities sold short and interest expense(8)	3.06%	2.39%(7)
Ratio of net investment loss
to average net assets	(1.85)%	(1.84)% (7)

Portfolio Turnover Rate	469%	287%(4)
(1) The Long-Short Fund’s Class A shares commenced operations on May 29, 2009.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Not annualized.
(5) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6) Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as   follows: 3.12% for the year ended April 30, 2011; 3.57% for the period ended April 30, 2010.

(7) Annualized.

(8) Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been a follows:  2.05% for the year ended April 30, 2011; 1.75% for the period ended April 30, 2010.

**Per share amount represents less than $0.01 per share.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year Ended April 30, 2011	For the Period Ended April 30, 2010(1)
Net asset value, beginning of period	$ 18.45	$ 17.71

Activity from investment operations:
Net investment loss(2)	(0.27)	(0.27)
Net realized and unrealized gain
on investments	0.00**	1.32
Total from investment operations	(0.27)	1.05

Less distributions from:
Net realized gains	(0.45)	(0.31)
Total distributions	(0.45)	(0.31)

Net asset value, end of period	$ 17.73	$ 18.45

Total Return(3)	(1.40)%	5.94%(4)

Net assets, at end of period (000’s)	$ 6,713	$ 8,528

Ratio of gross expenses to average
net assets including dividends from
securities sold short and interest expense (5,6)	3.59%	4.22%(7)
Ratio of net expenses to average
net assets including dividends
from securities sold short and interest expense(8)	2.54%	2.08%(7)
Ratio of net investment loss
to average net assets	(1.56)%	(1.58)% (7)

Portfolio Turnover Rate	469%	287%(4)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year Ended April 30, 2011	For the Period Ended April 30, 2010(1)
Net asset value, beginning of period	$ 18.45	$ 17.71

Activity from investment operations:
Net investment loss(2)	(0.27)	(0.27)
Net realized and unrealized gain
on investments	0.00**	1.32
Total from investment operations	(0.27)	1.05

Less distributions from:
Net realized gains	(0.45)	(0.31)
Total distributions	(0.45)	(0.31)

Net asset value, end of period	$ 17.73	$ 18.45

Total Return(3)	(1.40)%	5.94%(4)

Net assets, at end of period (000’s)	$ 6,713	$ 8,528

Ratio of gross expenses to average
net assets including dividends from
securities sold short and interest expense (5,6)	3.59%	4.22%(7)
Ratio of net expenses to average
net assets including dividends
from securities sold short and interest expense(8)	2.54%	2.08%(7)
Ratio of net investment loss
to average net assets	(1.56)%	(1.58)% (7)

Portfolio Turnover Rate	469%	287%(4)

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

THE LONG-SHORT FUND

Adviser	Preservation Trust Advisors, LLC One Embarcadero Center, Suite 1140 San Francisco, CA 94111	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway, Suite 1100 Westlake, OH 44145	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's Statement of Additional Information dated September 1, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-899-2726 or visit www.BullPathfunds.com.  You may also write to:

The Long-Short Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

24

PROSPECTUS

September 1, 2011

______________________________________________

Pacific Financial Core Equity Fund

Institutional Class Shares: PFGQX

Investor Class Shares: PFLQX

Pacific Financial Explorer Fund

Institutional Class Shares: PFGPX

Investor Class Shares: PFLPX

Pacific Financial International Fund

Institutional Class Shares: PFGIX

Investor Class Shares: PFLIX

Pacific Financial Strategic Conservative Fund

Institutional Class Shares: PFGSX

Investor Class Shares: PFLSX

Pacific Financial Tactical Fund

Institutional Class Shares: PFGTX

Investor Class Shares: PFTLX

______________________________________________

1-888-451-TPFG

www.TPFG.com

Investment Adviser

The Pacific Financial Group, Inc.

777 108th Avenue NE, Suite 2100

Bellevue, WA 98004

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY: Pacific Financial Core Equity Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: Pacific Financial Explorer Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: Pacific Financial International Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: Pacific Financial Strategic Conservative Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: Pacific Financial Tactical Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Common Investment Strategies
Temporary Investments
Principal Investment Risks
PORTFOLIO HOLDINGS DISCLOSURE
MANAGEMENT OF THE FUNDS
Investment Adviser
Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY: PACIFIC FINANCIAL CORE EQUITY FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0. 43%	0. 43%
Acquired Fund Fees and Expenses(1)	0.24%	0.24%
Total Annual Fund Operating Expenses	1.92%	2.67%

(1)     Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 195	$ 603	$ 1,037	$ 2,243
Investor Class	$ 270	$ 829	$ 1,415	$ 3,003

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process, which is described below under the heading "Investment Process."  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Core Equity Fund invests, under normal circumstances, at least 80% of its assets in equity securities.  These equity securities will consist primarily of other investment companies (including ETFs) that invest primarily in U.S. common stock. The Core Equity Fund will typically own 5 to 30 positions in such securities, which may have any capitalization range.

In selecting the Core Equity Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces dictate.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund and, therefore, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class  and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2009	15.82%
Worst Quarter:	4th Quarter 2008	(24.68)%

The total return for Institutional Class shares from January 1, 2011 to June 30, 2011 was 7.14% .

Performance Table

Average Annual Total Returns

(For periods ended December 31, 20 1 0)

Pacific Financial Core Equity Fund	One Year	Since Inception (7-2-07)
Institutional Class Return before taxes	11.54%	(5.77)%
Institutional Class Return after taxes on distributions	11.54%	(5.77)%
Institutional Class Return after taxes on distributions and sale of Fund shares	7.50%	(4.85)%
Investor Class Return before taxes	10.76%	15.65%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	(3.13)%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.   After tax returns for Investor Class shares, which are not shown, will vary from those of Class I shares. The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL EXPLORER FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund;

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.61%	0.61%
Acquired Fund Fees and Expenses(2)	0.44%	0.44%
Total Annual Fund Operating Expenses	2.30%	3.05%

(1) Restated to reflect current fees.

(2)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 233	$ 718	$ 1,230	$ 2,636
Investor Class	$ 308	$ 942	$ 1,601	$ 3,365

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 688% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below under the heading "Investment Process."  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Explorer Fund invests primarily in other investment companies (including ETFs) that invest primarily in companies outside of the Dow Jones Industrial Average ("DJIA") index of 30 industrial stocks.  The Explorer Fund will typically own 5 to 30 positions.  The Explorer Fund seeks to identify investments in sectors, capitalizations, industries, or styles that are outperforming the DJIA and that have high expected returns.

In selecting the Explorer Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, with DJIA-type funds eliminated.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.  The particular allocation of positions will be dictated by movement of the U.S. domestic market.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund and, therefore, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2009	14.69%
Worst Quarter:	4th Quarter 2008	(20.75)%

The total return for Institutional Class shares from January 1, 2011 to June 30, 2011 was 3.26% .

Performance Table

Average Annual Total Returns

(For periods ended December 31, 20 1 0)

Pacific Financial Explorer Fund	One Year	Since Inception (7-2-07)
Institutional Class Return before taxes	9.78%	(5.31)%
Institutional Class Return after taxes on distributions	8.62%	(5.61)%
Institutional Class Return after taxes on distributions and sale of Fund shares	6.38%	(4.62)%
Investor Class Return before taxes	8.67%	13.10%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	(3.13)%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.   After tax returns for Investor Class shares, which are not shown, will vary from those of Class I shares. The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL INTERNATIONAL FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.75%	0.67%
Acquired Fund Fees and Expenses(1)	0.54%	0.54%
Total Annual Fund Operating Expenses	2.54%	3.21%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 257	$ 774	$ 1,318	$ 2,802
Investor Class	$ 324	$ 989	$ 1,678	$ 3,512

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 584% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below under the heading "Investment Process."  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The International Fund invests primarily in other investment companies (including ETFs) that invest primarily in foreign companies, including regional and/or country-specific funds in various parts of the world.  The International Fund will typically own 5 to 30 such positions and may have up to 60% exposure to emerging markets.

In selecting the International Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, supplemented by quantitative risk/return criteria and strength characteristics relative to the MSCI EAFE Index to screen the universe of possible investments.  Economic forecasts will play a role in identifying regional investment opportunities for the International Fund. The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.  The particular allocation of positions may change frequently due to the high volatility of international investments.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund and, therefore, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2010	20.51%
Worst Quarter:	3rd Quarter 2008	(25.90)%

The total return for Institutional Class shares from January 1, 2011 to June 30, 2011 was (8.90)% .

Performance Table

Average Annual Total Returns

(For periods ended December 31, 20 1 0)

Pacific Financial International Fund	One Year	Since Inception (7-2-07)
Institutional Class Return before taxes	18.14%	(9.77)%
Institutional Class Return after taxes on distributions	18.14%	(10.34)%
Institutional Class Return after taxes on distributions and sale of Fund shares	11.80%	(8.36)%
Investor Class Return before taxes	17.46%	10.16%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	7.75%	(6.14)%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Investor Class shares, which are not shown, will vary from those of Class I shares. The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.  Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL STRATEGIC CONSERVATIVE FUND

Investment Objective: The investment objective of the Fund is to seek preservation of capital and current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses(1)	0.50%	0.50%
Total Annual Fund Operating Expenses	2.21%	2.96%

            (1)   Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 224	$ 691	$ 1,185	$ 2,544
Investor Class	$ 299	$ 915	$ 1,557	$ 3,280

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below under the heading "Investment Process."  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Strategic Conservative Fund invests primarily in other investment companies (including ETFs) that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities.  The Strategic Conservative Fund may also invest directly in such fixed income and income producing securities.  The Strategic Conservative Fund will typically own 5 to 30 positions. Equity investments normally will comprise a relatively small percentage of the Fund's portfolio.

The Strategic Conservative Fund primarily invests (directly or indirectly through other investment companies) in fixed-income securities that are investment grade (rated "BBB-" or better by S&P).  However, the Fund may invest in fixed-income securities of any credit quality.  The average maturity of the fixed-income component of the Strategic Conservative Fund's portfolio will reflect the averages of the various underlying investment companies held by the Fund.  The Strategic Conservative Fund will invest without regard to any particular maturity range; however, it is anticipated that the weighted average maturity of the underlying securities in the Fund's portfolio will range from zero to fifteen years.

In selecting the Strategic Conservative Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser then uses its proprietary "Rational Analysis" process, as described below.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund and, therefore, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of fixed income securities may rise or fall because of economic or political changes.  Security prices in general may decline over short or even extended periods of time, and may be affected by economic trends, such as changes in interest rates.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2009	3.44%
Worst Quarter:	2nd Quarter 2008	(2.00)%

The total return for Institutional Class shares from January 1, 2011 to June 30, 2011 was 2.23% .

Performance Table

Average Annual Total Returns

(For periods ended December 31, 20 1 0)

Pacific Financial Strategic Conservative Fund	One Year	Since Inception (7-2-07)
Institutional Class Return before taxes	6.96%	1.80%
Institutional Class Return after taxes on distributions	5.43%	0.52%
Institutional Class Return after taxes on distributions and sale of Fund shares	4.52%	0.79%
Investor Class Return before taxes	4.05%	2.05%
Barclays Intermediate Government Credit Index (reflects no deduction for fees, expenses, or taxes)	4.98%	-

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Investor Class shares, which are not shown, will vary from those of Class I shares. The Barclays Intermediate Government Credit Index is an unmanaged index that tracks the performance of intermediate US government securities.  Index returns assume reinvestment of dividends and interest. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL TACTICAL FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.55%	0.55%
Acquired Fund Fees and Expenses(1)	0.73%	0.73%
Total Annual Fund Operating Expenses	2.53%	3.28%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 256	$ 788	$ 1,345	$ 2,866
Investor Class	$ 331	$ 1,010	$ 1,712	$ 3,576

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 324% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below under the heading "Investment Process."  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Tactical Fund invests primarily in other investment companies (including ETFs).  The Tactical Fund may invest in the international, domestic equity, and fixed income markets, with limited (typically less than 15%) exposure to emerging markets.  The Tactical Fund will typically own 5 to 30 positions.

"Tactical" investing involves modifying the allocation of a fund's investments according to the valuation of the markets in which the fund invests. For example, the adviser may reduce the Tactical Fund's investments in stocks when the adviser believes that other securities, such as bonds, are poised to outperform stocks. Unlike stock picking, in which an investor predicts which individual stocks will perform well, tactical investing involves judgments of the future return of complete markets or sectors.

In selecting the Tactical Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser attempts to deliver positive returns regardless of market conditions by managing the Tactical Fund's assets in a conservative manner.  For example, the adviser may sell a position if it believes that the position will decline in value, even if the position's long-term prospects are positive.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.  The Tactical Fund is expected to have high turnover.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objectives, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund and, therefore, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

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Fixed Income Risk:    Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

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Market Risk:  The price of equity and fixed income securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time, and equity securities tend to be more volatile than other investment choices.  Fixed income security prices may be affected by economic trends, such as changes in interest rates.

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Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

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Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 20 1 0	3.19%
Worst Quarter:	3rd Quarter 2008	(2.20)%

The total return for Institutional Class shares from January 1, 2011 to June 30, 2011 was 0.21% .

Performance Table

Average Annual Total Returns

(For periods ended December 31, 20 1 0)

Pacific Financial Tactical Fund	One Year	Since Inception (7-2-07)
Institutional Class Return before taxes	2.47%	0.49%
Institutional Class Return after taxes on distributions	1.72%	0.02%
Institutional Class Return after taxes on distributions and sale of Fund shares	1.61%	0.15%
Investor Class return before taxes	1.20%	2.27%
90 Day Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.16%	1.21%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Investor Class shares, which are not shown, will vary from those of Class I shares The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.  Index returns assume reinvestment of dividends and interest. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Pacific Financial Fund	Investment Objective
Core Equity Fund	The Fund seeks long-term capital appreciation.
Explorer Fund	The Fund seeks long-term capital appreciation.
International Fund	The Fund seeks long-term capital appreciation.
Strategic Conservative Fund	The Fund seeks preservation of capital and current income.
Tactical Fund	The Fund seeks long-term capital appreciation.

Each Fund's investment objective is a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.  The Core Equity Fund's policy to invest at least 80% of its assets in equity securities is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

Principal Investment Strategies:

Each Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below under the heading "Investment Process."   The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.   An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Core Equity Fund

The Core Equity Fund invests, under normal circumstances, at least 80% of its assets in equity securities.  These equity securities will consist primarily of other investment companies (including ETFs) that invest primarily in U.S. common stock. The Core Equity Fund will typically own 5 to 30 positions in such securities, which may have any capitalization range.

In selecting the Core Equity Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces dictate.

The Explorer Fund

The Explorer Fund invests primarily in other investment companies (including ETFs) that invest primarily in companies outside of the Dow Jones Industrial Average ("DJIA") index of 30 industrial stocks.  The Explorer Fund will typically own 5 to 30 positions.  The Explorer Fund seeks to identify investments in sectors, capitalizations, industries, or styles that are outperforming the DJIA and that have high expected returns.

In selecting the Explorer Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, with DJIA-type funds eliminated.  The particular allocation of positions will be dictated by movement of the U.S. domestic market.

The International Fund

The International Fund invests primarily in other investment companies (including ETFs) that invest primarily in foreign companies, including regional and/or country-specific funds in various parts of the world.  The International Fund will typically own 5 to 30 such positions and may have up to 60% exposure to emerging markets.

In selecting the International Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, supplemented by quantitative risk/return criteria and strength characteristics relative to the MSCI EAFE Index to screen the universe of possible investments.  Economic forecasts will play a role in identifying regional investment opportunities for the International Fund. The particular allocation of positions may change frequently due to the high volatility of international investments.

The Strategic Conservative Fund

The Strategic Conservative Fund invests primarily in other investment companies (including ETFs) that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities.  The Strategic Conservative Fund may also invest directly in such fixed income and income producing securities.  The Strategic Conservative Fund will typically own 5 to 30 positions. Equity investments normally will comprise a relatively small percentage of the Fund's portfolio.

The Strategic Conservative Fund primarily invests (directly or indirectly through other investment companies) in fixed-income securities that are investment grade (rated "BBB-" or better by S&P).  However, the Fund may invest in fixed-income securities of any credit quality.  The average maturity of the fixed-income component of the Strategic Conservative Fund's portfolio will reflect the averages of the various underlying investment companies held by the Fund.  The Strategic Conservative Fund will invest without regard to any particular maturity range; however, it is anticipated that the weighted average maturity of the underlying securities in the Fund's portfolio will range from zero to fifteen years.

In selecting the Strategic Conservative Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser then uses its proprietary "Rational Analysis" process, as described below.  The Strategic Conservative Fund's positions are expected to change less frequently than the other Pacific Family of Funds.

The Tactical Fund

The Tactical Fund invests primarily in other investment companies (including ETFs).  The Tactical Fund may invest in the international, domestic equity, and fixed income markets, with limited (typically less than 15%) exposure to emerging markets.  The Tactical Fund will typically own 5 to 30 positions.

"Tactical" investing involves modifying the allocation of a fund's investments according to the valuation of the markets in which the fund invests. For example, the adviser may reduce the Tactical Fund's investments in stocks when the adviser believes that other securities, such as bonds, are poised to outperform stocks. Unlike stock picking, in which an investor predicts which individual stocks will perform well, tactical investing involves judgments of the future return of complete markets or sectors.

In selecting the Tactical Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser attempts to deliver positive returns regardless of market conditions by managing the Tactical Fund's assets in a conservative manner.  For example, the adviser may sell a position if it believes that the position will decline in value, even if the position's long-term prospects are positive.  The Tactical Fund is expected to have high turnover, with an anticipated annual portfolio turnover rate of 200 to 400%.

Common Investment Strategies: The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

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Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

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Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

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Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Exchange Traded Funds (ETFs):  Each Fund may invest in securities commonly referred to as "exchange traded funds" or "ETFs," whose shares are listed and traded on U.S. stock exchanges.  Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may "optimize" (replicate the index as closely as possible without having to own each security).

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. Open-end index funds and UITs are registered under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as some of the Funds) will pay their proportionate share of these expenses.

ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' and underlying funds' abilities to track their applicable indices.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by a Fund may prevent that Fund from allocating its investments in the manner the adviser considers optimal. A Fund that intends to purchase ETFs will purchase ETFs that are either no-load or waive the sales load for purchases made by that Fund.

Small Companies:  Some of the small companies in which the Funds invest may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Funds realize a gain, if any, on an investment in a micro-cap company.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, Funds may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because that Fund would bear its pro rata portion of such money market funds' advisory fees and operational fees.  A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Funds. Although the Funds will seek to meet their investment objectives, there is no assurance that they will do so.

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

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Company Risk (All Funds):  Fund value might decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.  The value of an individual company can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Emerging Markets Risk (International Fund and Tactical Fund): In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ETF Risk (All Funds): ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund that invests in ETFs will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to a Fund's direct fees and expenses. Finally, because the value of ETF shares depend on the demand in the market, the adviser may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting that Fund's performance.

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Fixed Income Risk (Strategic Conservative Fund and Tactical Fund) :  When a Fund invests in underlying funds that own bonds, or in this type of security directly, the value of your investment in th at Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  In addition, underlying funds may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Foreign Risk (International Fund and Tactical Fund):  To the extent a Fund invests in foreign securities, the Fund could be subject to greater risks because that Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect that Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the U.S.  Investments in foreign issues could be affected by other factors not present in the U.S., including expropriation, armed conflict, confiscatory taxation, and other information and potential difficulties in enforcing contractual obligations.  As a result, a Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if that Fund invested solely in more developed countries.

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Management Risk (All Funds):  The ability of the Funds to meet their investment objectives is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments in which the Funds invest may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

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Market Risk (All Funds):  The net asset value ("NAV") of each Fund will fluctuate based on changes in the value of the securities in which that Fund invests. A Fund may invest in equity securities directly or by purchasing ETFs that invest in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Portfolio Turnover Risk: The frequency of a Fund's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.  The Funds’ portfolio turnover is expected to be over 100% annually, as the Funds are actively traded.

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Smaller Capitalization Securities Risk (All Funds):  Investments in ETFs that invest in smaller capitalization companies and direct investments in individual smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

Portfolio Holdings Disclosure: A description of the Funds' policies and regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.  The Funds may, from time to time, make available month end portfolio holdings information on its website at www.TPFG.com.

MANAGEMENT OF THE FUNDS

Investment Adviser:  The Pacific Financial Group, Inc. (the "PFG"), located at 777 108th Avenue NE, Suite 2100, Bellevue, WA 98004, serves as investment adviser to the Funds.  Subject to the authority of the Board of Trustees, PFG is responsible for the overall management of each Fund's business affairs. PFG is responsible for selecting each Fund's investments according to that Fund's investment objective, polices and restrictions. PFG was established in 1984 and serves primarily individual investors.  Pursuant to the Investment Advisory Agreement, each Fund pays PFG, on a monthly basis, an annual advisory fee equal to 1.00% of that Fund's average daily net assets.  A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Funds' annual shareholder report dated April 3 0, 20 11.

Advisory fee waivers and expense reimbursements from the Funds’ initial fiscal year are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment will not exceed 2.00% for the Institutional Class shares of a Fund or 2.75% for the Investor Class shares of a Fund. Advisory fee waivers and expense reimbursements that were recouped by the Core Equity Fund, Strategic Conservative Fund and Tactical Fund are not included in the fee table as each Fund will not incur these expenses during the current year.

Portfolio Managers:

James C. McClendon

Chief Executive Officer and Senior Portfolio Manager

Mr. McClendon has been the Chief Executive Officer of PFG since 2005, and was PFG's President and Chief Executive Officer from 1984 to 2005.  Mr. McClendon is PFG 's Senior Portfolio Manager.  Mr. McClendon began his professional career in 1962 and has held various corporate positions, and he started his own business in 1976.  Some of his areas of responsibility have included mergers and acquisitions, capital asset management, corporate financial planning, labor negotiations, and new product development and analysis. Mr. McClendon has a B.A. from The Evergreen State College, with a concentration in Financial Management.

Keith D. Swanson

Portfolio Manager

Mr. Swanson was a Portfolio Manager at PFG from March 2003 to March 2006, and returned to PFG in November 2006.  From March 2006 until November 2006, he was a portfolio manager with Olson Investment Advisors, LLC.  From 2000 to March 2003, he was an analyst with The Pacific Financial Group, Inc.  From 1994 to 2000, Mr. Swanson was a portfolio manager for Washington Capital Management, where he co-managed the Value Equity Fund and was responsible for managing equity portfolios for individual clients. Mr. Swanson has a B.A. in Business from the University of Washington and a M.S. in Finance from Seattle University.  Mr. Swanson has been a Chartered Financial Analyst since September 2000.

Jennifer L. Enstad

Portfolio Manager

Ms. Enstad began her career with PFG in 1991 and has served in a number of capacities, including performing operational duties (1991-1995), as the Head Trader (1995-2002), as the Director of Operations (1998-2002), as an Analyst (2002-2004), as an Assistant Portfolio Manager (2004-2006), and as a Portfolio Manager (2006-present).  Ms. Enstad has a B.A. in Business from the University of Washington and a Chartered Financial Analyst.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

HOW SHARES ARE PRICED

Shares of each Fund are sold at net asset value ("NAV").  The NAV of a Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund's securities are valued each day at the last quoted sales price on each security's primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

A Fund may use independent pricing services to assist in calculating the value of that Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  Because a Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when that Fund does not price its shares, the value of that Fund's portfolio may change on days when you may not be able to buy or sell that Fund's shares.  In computing the NAV, a Fund values foreign securities held by that Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using that Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of that Fund's NAV by short term traders.  The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund's NAV is calculated based upon the NAVs of the registered open-end management investment companies in which that Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Fund:  As five Funds are being offered, you can choose the particular Fund that best meets your investment needs.  In addition to the different investment objectives and principal investment strategies for the Funds as set forth above, the Funds have different levels of optimal appetite for risk for their investors.  In choosing a Fund in which to purchase shares, you should consider which Fund will be most beneficial to you given your appetite for risk.

Pacific Financial Fund	Investor's Appetite for Risk
Core Equity Fund	Moderate to Aggressive
Explorer Fund	Moderate to Aggressive
International Fund	Aggressive
Strategic Conservative Fund	Conservative to Moderate
Tactical Fund	Moderate

Further, each Fund is offering two classes of shares so that you can choose the particular class of that Fund that best meets your investment needs.  Both classes of shares for a particular Fund represent an interest in the same portfolio of investments in that Fund. However, the ongoing distribution and shareholder servicing fees differ between the classes.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the "Fees and Expenses of the Fund" section of each Fund's Summary Prospectus.

Purchasing Shares:  You may purchase shares of a Fund by sending a completed application form to the following address by either regular or overnight mail:

Regular/Express/Overnight Mail Pacific Financial Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-888-451-TPFG

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-888-451-TPFG for more information about the Funds' Automatic Investment Plan.

Purchase through Brokers:  You may invest in a Fund through brokers or agents who have entered into selling agreements with the Funds' distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in a Fund, please call the Fund at 1-888-451-TPFG for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts:  The minimum initial investment to open an account is $5,000 for all account types.  The minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to Pacific Financial Funds.

A Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, a Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:
  the name and class of the applicable Fund;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  check payable to the applicable Fund.

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans.  Please call the Funds at 1-888-451-TPFG for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Pacific Financial Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-888-451-TPFG

Redeeming by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

 The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-888-451-TPFG. The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of that Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire /Electronic Funds Transfer:  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-888-451-TPFG.

Redemptions in Kind:  Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is greater than $250,000 or 1% of a Fund's assets. The securities will be chosen by that Fund and valued at that Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, proceeds will be withheld until after the check is cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record be paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with a Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Funds to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guaranty signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $5,000 the Funds may notify you that, unless the account is brought up to at least $5,000 within 60 days of the notice, your account could be closed.  After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $5,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing.  Frequent trading into and out of a Fund can harm all of the Fund's shareholders by disrupting that Fund's investment strategies, increasing that Fund's expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their investments in a Fund as their financial needs or circumstances change.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with a Fund.

Although the Funds attempt to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their abilities to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to its customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, that Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to that Fund's Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.  If the Funds or their Transfer Agent or shareholder servicing agent suspect that there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gain annually, with the exception of the Strategic Conservative Fund, which intends to distribute substantially all of its net investment income quarterly.  The distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your Social Security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  A Fund reserves the right to reject any application that does not include a certified Social Security or taxpayer identification number.  If you do not have a Social Security number, you should indicate on the purchase form that your application to obtain a number is pending. A Fund is required to withhold taxes if a number is not delivered to that Fund within seven days.

The summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, a Distribution and Shareholder Services Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act, as amended, (the "Plan") for both classes of each Fund.  The Plan allows each Fund to use part of its assets for the sale and distribution of shares, including advertising, marketing and other promotional activities.  The Plan also allows each Fund to pay the Distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services.

Institutional Class Shares:  For these shareholder services, under the Plan, each Fund pays the Distributor on a monthly basis an annual amount equal to 0.25% of that Fund's average net assets attributable to the Institutional Class Shares.  The Distributor generally will, in turn, pay your financial intermediary out of its fees or pay other distribution expenses.  Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Investor Class Shares:  For these distribution and shareholder services, under the Plan, each Fund pays the Distributor on a monthly basis an annual amount equal to 1.00% of that Fund's average net assets attributable to the Investor Class Shares.  The Distributor generally will, in turn, pay your financial intermediary out of its fees or pay other distribution expenses.  Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-526-5527 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the period of each Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for the Funds has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' April 30, 2011 annual report, which is available upon request.

PACIFIC FINANCIAL CORE EQUITY FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
		Institutional Class
		Year Ended	Year Ended		Year Ended	Period Ended
		April 30,	April 30,		April 30,	April 30,
		2011	2010		2009	2008 *

Net asset value, beginning of period		$ 7.83	$ 5.63		$ 9.22	$ 10.00
Activity from investment operations:
	Net investment income (loss) (1)	(0.03)	(0.03)		0.00	(0.03)
	Net realized and unrealized gain (loss)	1.16	2.23		(3.59)	(0.75)
	Total from investment operations	1.13	2.20		(3.59)	(0.78)

Less distributions from:
	Net Investment Income	-	0.00	(2)	-	-
Total distributions		-	0.00		-	-

Net asset value, end of period		$ 8.96	$ 7.83		$ 5.63	$ 9.22

Total return (3,4)		14.43%	39.11%		-38.94%	-7.80%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 51,652	$ 48,216		$ 27,060	$ 12,003
	Ratios of gross expenses to
	average net assets: (5)	1.68%	1.87%		2.24%	2.10%	(6)
	Ratios of net expenses to
	average net assets: (5)	1.68%	1.98%	(7)	2.18%	2.00%	(6)
	Ratios of net investment income (loss) to
	average net assets: (5,8)	-0.48%	-0.42%		0.05%	-0.38%	(6)
	Ratios of net investment income (loss) to
	average net assets - pre waiver/recapture: (5,8)	-0.48%	-0.31%		-0.01%	-0.48%	(6)
	Portfolio turnover rate	381%	582%		197%	85%	(9)

*Institutional shares for all Funds commenced operations on July 2, 2007
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amounts represent less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized
(7)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(8)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(9)	Not annualized

		Investor Class
		Year Ended	Year Ended		Period Ended
		April 30,	April 30,		April 30,
		2011	2010		2009 *

Net asset value, beginning of period		$ 7.78	$ 5.62		$ 6.01
Activity from investment operations:
	Net investment income (loss) (1)	(0.10)	(0.08)		(0.04)
	Net realized and unrealized gain (loss)	1.15	2.24		(0.35)
	Total from investment operations	1.05	2.16		(0.39)

Less distributions from:
	Net Investment Income	-	(0.00)	(2)	-
Total distributions		-	(0.00)		-

Net asset value, end of period		$ 8.83	$ 7.78		$ 5.62

Total return (3,4)		13.50%	38.47%		-6.49%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 17,582	$ 2,265		$ 39
	Ratios of expenses to
	average net assets: (5)	2.43%	2.62%		2.47%	(6)
	Ratios of net investment income (loss) to
	average net assets: (5,7)	-1.31%	-1.11%		-2.04%	(6)
	Portfolio turnover rate	381%	582%		197%	(8)

*Investor shares for all Funds commenced operations on January 2, 2009.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amounts represent less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized
(7)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(8)	Not annualized

PACIFIC FINANCIAL EXPLORER FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
		Institutional Class
		Year Ended		Year Ended		Year Ended	Period Ended
		April 30,		April 30,		April 30,	April 30,
		2011		2010		2009	2008 *

Net asset value, beginning of period		$ 7.92		$ 6.10		$ 9.22	$ 10.00
Activity from investment operations:
	Net investment income (loss) (1)	(0.08)		(0.10)		0.02	(0.09)
	Net realized and unrealized gain (loss)	1.16		1.95		(3.14)	(0.69)
	Total from investment operations	1.08		1.85		(3.12)	(0.78)

Less distributions from:
	Net Investment Income	-		(0.03)		-	-
	Net Realized Gains	(0.25)		-		-	-
Total distributions		(0.25)		(0.03)		-	-

Paid in capital from redemption fees		-		-		-	0.00	(2)

Net asset value, end of period		$ 8.75		$ 7.92		$ 6.10	$ 9.22

Total return (3,4)		13.99%		30.30%		-33.84%	-7.80%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 24,371		$ 5,649		$ 8,151	$ 9,916
	Ratios of gross expenses to
	average net assets: (5)	1.86%		1.88%		2.55%	2.20%	(6)
	Ratios of net expenses to
	average net assets: (5)	1.92%	(7)	2.00%	(7)	2.46%	2.00%	(6)
	Ratios of net investment income (loss) to
	average net assets: (5,8)	-0.99%		-1.46%		0.21%	-1.07%	(6)
	Ratios of net investment income (loss) to
	average net assets - pre waiver/recapture (5,8)	-0.93%		-1.34%		0.11%	-1.27%	(6)
	Portfolio turnover rate	688%		872%		639%	555%	(9)

*Institutional shares for all Funds commenced operations on July 2, 2007
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amounts represent less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized
(7)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(8)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(9)	Not annualized

		Investor Class
		Year Ended	Year Ended	Period Ended
		April 30,	April 30,	April 30,
		2011	2010	2009 *

Net asset value, beginning of period		$ 7.93	$ 6.09	$ 6.41
Activity from investment operations:
	Net investment income (loss) (1)	(0.13)	(0.16)	(0.03)
	Net realized and unrealized gain (loss)	1.13	2.00	(0.29)
	Total from investment operations	1.00	1.84	(0.32)
Less distributions from:
	Net Realized Gains	(0.25)	-	-
Total distributions		(0.25)	-	-

Net asset value, end of period		$ 8.68	$ 7.93	$ 6.09

Total return (2,3)		12.96%	30.21%	-4.99%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 8,011	$ 223	$ 19
	Ratios of expenses to
	average net assets: (4)	2.61%	2.63%	2.42%	(5)
	Ratios of net investment income (loss) to
	average net assets: (4,6)	-1.57%	-2.20%	-1.73%	(5)
	Portfolio turnover rate	688%	872%	639%	(7)

*Investor shares for all Funds commenced operations on January 2, 2009
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Annualized.
(6)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(7)	Not Annualized

PACIFIC FINANCIAL INTERNATIONAL FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
		Institutional Class
		Year Ended		Year Ended		Year Ended	Period Ended
		April 30,		April 30,		April 30,	April 30,
		2011		2010		2009	2008 *

Net asset value, beginning of period		$ 5.48		$ 4.28		$ 9.29	$ 10.00
Activity from investment operations:
	Net investment income (loss) (1)	0.02		0.05		0.07	0.02
	Net realized and unrealized gain (loss)	0.89		1.18		(5.08)	(0.09)
	Total from investment operations	0.91		1.23		(5.01)	(0.07)

Less distributions from:
	Net Investment Income	0.00	(2)	(0.03)		-	(0.11)
	Net Realized Gains	-		-		-	(0.53)
Total distributions		-		(0.03)		-	(0.64)

Net asset value, end of period		$ 6.39		$ 5.48		$ 4.28	$ 9.29

Total return (3,4)		16.63%		28.80%		-53.93%	-1.17%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 10,541		$ 20,006		$ 3,735	$ 13,964
	Ratios of gross expenses to
	average net assets: (5)	1.92%		1.98%		2.45%	2.27%	(6)
	Ratios of net expenses to
	average net assets: (5)	2.00%	(7)	2.00%	(7)	2.35%	2.00%	(6)
	Ratios of net investment income (loss) to
	average net assets: (5,8)	0.28%		0.94%		0.94%	0.27%	(6)
	Ratios of net investment income (loss) to
	average net assets - pre waiver/recapture: (5,8)	0.35%		0.95%		0.84%	0.00%	(6)
	Portfolio turnover rate	584%		474%		653%	360%	(9)

*Institutional shares for all Funds commenced operations on July 2, 2007
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amount represents less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized
(7)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(8)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(9)	Not annualized

		Investor Class
		Year Ended		Year Ended	Period Ended
		April 30,		April 30,	April 30,
		2011		2010	2009 *

Net asset value, beginning of period		$ 5.44		$ 4.28	$ 5.35
Activity from investment operations:
	Net investment income (loss) (1)	(0.05)		0.02	0.01
	Net realized and unrealized gain (loss)	0.93		1.16	(1.08)
	Total from investment operations	0.88		1.18	(1.07)

Less distributions from:
	Net Investment Income	0.00	(2)	(0.02)	-
Total distributions		-		(0.02)	-

Net asset value, end of period		$ 6.32		$ 5.44	$ 4.28

Total return (3,4)		16.18%		27.66%	-20.00%
Ratios/Supplemental Data:
	Net assets, end of period	$ 5,039		$ 808	$ 8
	Ratios of expenses to
	average net assets: (5)	2.67%		2.73%	2.35%	(6)
	Ratios of net investment income (loss) to
	average net assets: (5,7)	-0.80%		0.34%	0.94%	(6)
	Portfolio turnover rate	584%		474%	653%	(8)

*Investor shares for all Funds commenced operations on January 2, 2009
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amount represents less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized
(7)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(8)	Not annualized

PACIFIC FINANCIAL STRATEGIC CONSERVATIVE FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
		Institutional Class
		Year Ended	Year Ended		Year Ended	Period Ended
		April 30,	April 30,		April 30,	April 30,
		2011	2010		2009	2008 *

Net asset value, beginning of period		$ 9.37	$ 9.10		$ 10.00	$ 10.00
Activity from investment operations:
	Net investment income (1)	0.45	0.26		0.22	0.24
	Net realized and unrealized gain (loss)	0.14	0.21		(0.64)	(0.07)
	Total from investment operations	0.59	0.47		(0.42)	0.17

Less distributions from:
	Net Investment Income	(0.44)	(0.20)		(0.48)	(0.16)
	Net Realized Gains	-	-		-	(0.01)
Total distributions		(0.44)	(0.20)		(0.48)	(0.17)

Net asset value, end of period		$ 9.52	$ 9.37		$ 9.10	$ 10.00

Total return (2,3)		6.41%	5.24%		-4.27%	1.72%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 33,153	$ 43,886		$ 18,209	$ 25,257
	Ratios of gross expenses to
	average net assets: (4)	1.71%	1.81%		2.23%	2.19%	(5)
	Ratios of net expenses to
	average net assets: (4)	1.71%	1.91%	(6)	2.20%	2.00%	(5)
	Ratios of net investment income (loss) to
	average net assets: (4,7)	4.72%	2.78%		2.34%	2.84%	(5)
	Ratios of net investment income (loss) to
	average net assets - pre waiver/recapture (4,7)	4.72%	2.88%		2.31%	2.65%	(5)
	Portfolio turnover rate	162%	247%		536%	228%	(8)

*Institutional shares for all Funds commenced operations on July 2, 2007
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Annualized
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(8)	Not annualized

		Investor Class
		Year Ended	Year Ended	Period Ended
		April 30,	April 30,	April 30,
		2011	2010	2009 *

Net asset value, beginning of period		$ 9.33	$ 9.09	$ 9.26
Activity from investment operations:
	Net investment income (loss) (1)	0.47	0.26	(0.09)
	Net realized and unrealized gain (loss)	0.05	0.15	(0.08)
	Total from investment operations	0.52	0.41	(0.17)

Less distributions from:
	Net Investment Income	(0.35)	(0.17)	-
Total distributions		(0.35)	(0.17)	-

Net asset value, end of period		$ 9.50	$ 9.33	$ 9.09

Total return (2,3)		5.61%	4.58%	-1.84%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 11,906	$ 1,552	$ 54
	Ratios of expenses to
	average net assets: (4)	2.46%	2.56%	2.41%	(5)
	Ratios of net investment income (loss) to
	average net assets: (4,6)	4.91%	2.76%	-3.12%	(5)
	Portfolio turnover rate	162%	247%	536%	(7)

*Investor shares for all Funds commenced operations on January 2, 2009
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Annualized.
(6)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(7)	Not annualized

PACIFIC FINANCIAL TACTICAL FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
		Institutional Class
		Year Ended	Year Ended		Year Ended	Period Ended
		April 30,	April 30,		April 30,	April 30,
		2011	2010		2009	2008 *

Net asset value, beginning of period		$ 9.84	$ 9.25		$ 9.68	$ 10.00
Activity from investment operations:
	Net investment income (loss) (1)	0.21	0.16		0.10	0.17
	Net realized and unrealized gain (loss)	(0.06)	0.44		(0.39)	(0.39)
	Total from investment operations	0.15	0.60		(0.29)	(0.22)

Less distributions from:
	Net Investment Income	(0.21)	(0.01)		(0.14)	(0.10)
Total distributions		(0.21)	(0.01)		(0.14)	(0.10)

Net asset value, end of period		$ 9.78	$ 9.84		$ 9.25	$ 9.68

Total return (2,3)		1.53%	6.48%		-3.03%	-2.16%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 20,953	$ 22,394		$ 21,259	$ 14,805
	Ratios of gross expenses to
	average net assets: (4)	1.80%	1.88%		2.22%	2.25%	(5)
	Ratios of net expenses to
	average net assets: (4)	1.80%	2.00%	(6)	2.21%	2.00%	(5)
	Ratios of net investment income (loss) to
	average net assets: (4,7)	2.09%	1.68%		1.06%	2.11%	(5)
	Ratios of net investment income (loss) to
	average net assets - pre waiver/recapture: (4,7)	2.09%	1.80%		1.05%	1.86%	(5)
	Portfolio turnover rate	324%	240%		394%	337%	(8)

*Institutional shares for all Funds commenced operations on July 2, 2007
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Annualized.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(8)	Not annualized

		Investor Class
		Year Ended	Year Ended	Period Ended
		April 30,	April 30,	April 30,
		2011	2010	2009 *

Net asset value, beginning of period		$ 9.78	$ 9.24	$ 9.26
Activity from investment operations:
	Net investment income (loss) (1)	0.14	0.12	(0.05)
	Net realized and unrealized gain (loss)	(0.06)	0.42	0.03
	Total from investment operations	0.08	0.54	(0.02)
Less distributions from:
	Net Investment Income	(0.21)	-	-
Total distributions		(0.21)	-	-

Net asset value, end of period		$ 9.65	$ 9.78	$ 9.24

Total return (2,3)		0.80%	5.84%	-0.22%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 6,251	$ 498	$ 20
	Ratios of expenses to
	average net assets: (4)	2.55%	2.63%	2.28%	(5)
	Ratios of net investment income (loss) to
	average net assets: (4,6)	1.49%	1.20%	-1.82%	(5)
	Portfolio turnover rate	324%	240%	394%	(7)

*Investor shares for all Funds commenced operations on January 2, 2009
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Annualized.
(6)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.
(7)	Not annualized

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PACIFIC FINANCIAL

Adviser	The Pacific Financial Group, Inc. 777 108th Avenue NE, Suite 2100 Bellevue, WA 98004
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway, Suite 1100 Westlake, OH 44145

Additional information about the Funds, including the Funds' policies and procedures with respect to disclosure of a Fund's portfolio holdings, is included in the Funds' Statement of Additional Information dated September 1, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds' policies and management. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Funds, or to make shareholder inquires about the Fund, please call 1-888-451-TPFG or visit www.TPFG.com.  You may also write to:

Pacific Financial

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Funds' information at the SEC's Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549-0102.

Investment Company Act File #811-21720

Pacific Financial • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-888-451-TPFG

TOEWS HEDGED COMMODITIES FUND

Ticker Symbol: N/A

TOEWS HEDGED INTERNATIONAL DEVELOPED MARKETS FUND

Ticker Symbol: THIDX

TOEWS HEDGED EMERGING MARKETS FUND

Ticker Symbol: THEMX

TOEWS HEDGED HIGH YIELD BOND FUND

Ticker Symbol: THHYX

TOEWS HEDGED LARGE-CAP FUND

Ticker Symbol: THLGX

TOEWS HEDGED SMALL & MID -CAP FUND

Ticker Symbol: THSMX

TOEWS HEDGED GROWTH ALLOCATION FUND

Ticker Symbol: THGWX

PROSPECTUS

September 1, 2011

                                                            Advised by:

                                                            Toews Corporation

                                                            Cornerstone Commerce Center

1201 New Road, Suite 111

                                                            Linwood, NJ  08221

www.ToewsCorp.com

                                     1-877-558-6397

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY: TOEWS HEDGED COMMODITIES FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: TOEWS HEDGED INTERNATIONAL DEVELOPED MARKETS FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: TOEWS HEDGED EMERGING MARKETS FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: TOEWS HEDGED HIGH YIELD BOND FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: TOEWS HEDGED LARGE-CAP FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: TOEWS HEDGED SMALL & MID CAP FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: TOEWS HEDGED GROWTH ALLOCATION FUND
Investment Objective
Fess and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Adviser
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Common Investment Strategies
Temporary Investments
Principal Investment Risks
PORTFOLIO HOLDINGS DISCLOSURE
MANAGEMENT OF THE FUNDS
Investment Adviser
Portfolio Managers
NET ASSET VALUE
HOW TO PURCHASE SHARES
REDEMPTIONS
EXCHANGES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
MARKET TIMING
DISTRIBUTION OF SHARES
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY: TOEWS HEDGED COMMODITIES FUND

Investment Objective:  The Fund seeks to provide long-term capital appreciation.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1. 00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0. 51%
Total Annual Fund Operating Expenses	1.51%
Fee Waiver and/or Reimbursement (2)	(0. 26) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(2)	1.25%

   (1) Based on estimated amounts for the Fund's current fiscal year.

  (2) The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$ 127	$ 452

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objectives by investing, long or short, primarily in (1) exchange traded funds ("ETFs") or other conventional mutual funds, (2) common stocks, (3) fixed-income securities including structures notes based on a variety of underlying securities, (4) futures contracts, (5) options on futures contracts, (6) options and (7) swaps that together or individually provide returns that are linked to commodities represented in the Dow Jones-UBS Commodity Index and/or S&P GSCI Commodity Index (the "Indices") These Indices serve as benchmarks for investment in the commodity markets and is composed of worldwide production weightings in energy, industrial and precious metals, agriculture and livestock.  S&P GSCI Commodity Index generally has a large percentage weight in energy commodities such as oil and gas.  The Fund uses derivatives for hedging and as substitute for the commodities they represent.  It is likely that the majority of the exposure to the indices will be achieved through the usage of futures contracts.  As only a portion of the Funds value may be required for margin  to gain exposure to these indices, it allows an opportunity for the investment of the remaining cash. With the cash not required for margin, the Fund may invest in a wide variety of fixed income securities that may include structured notes that derive their value from a variety of underlying securities and/or conventional fixed income mutual funds and/or ETFs.  The advisor will not be constrained in the fixed income securities it may select.  Investment may include domestic and foreign high-yield debt instruments; (2) derivative instruments, including credit default swaps; (3) other U.S. or foreign fixed-income securities of any rating and (4) U.S. or foreign cash equivalents. The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or lower than BBB- by S&P (below investment grade).  Up to 100% of the Fund's assets may be invested in instruments generally rated below Caa3 by Moody's or CCC- by S&P or derivatives of such instruments.  The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.  In addition, the Fund may invest in other mutual funds either to replicate the indices or for investment into fixed income.

It is possible that regulatory changes may prohibit or make less advantageous the use of certain derivatives in the Fund in the future.  In that event, the secondary goal of enhancement of return with novel use of cash not needed for margin may not be possible.  In all cases, the primary objective of the Fund is to tactically manage exposure to commodities.

An investment subsidiary may or may not be employed in the Toews Hedged Commodities Fund.  If employed, the Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest (long and short) primarily in commodity futures contracts, options on futures contracts, options and swaps, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.  The Subsidiary is subject to the same investment restrictions as the Fund when viewed on a consolidated basis.  If employed by the Fund, the Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the indices.  The Fund's level of economic exposure will range from -15 0% to 150% of the adviser's expected total return of the Indices.  This means that at times the exposure to the relevant indices may be inverse to their performance. In addition, index exposure to the indices may be leveraged by 150% or -150%. This means, when long, the Fund may multiple its exposure 1.5 times the daily movement of the indices. This means, when short, the Fund may multiple its exposure -1.5 times the daily movement of the indices. There will be times when exposure will be zero. The adviser may also use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Indices.  In addition, as the cash not required for margin may be allocated to a variety of unconstrained fixed income securities and/or mutual funds, bond ETFs, or structured notes (some may be tied to a variety of underlying securities), this allocation may indirectly increase the economic exposure to the indices or result in exposure to other economic sectors.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis, including monitoring price movements and momentum, of the commodities markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the indices.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the Indices. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

  Commodity Risk:  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

  Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.   Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.  For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities.  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

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 Derivatives Risk:  The Fund's use of futures, options on futures, options and swaps involves risks different from or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk.  Option positions may expire worthless exposing the Fund to potentially significant losses. The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and credit default swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

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ETF and Underlying Fund Risk:  ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

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  Fixed Income Risk:  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•

 Foreign Currency Risk:  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Precious Metal Risk:  The price of precious metals may be volatile and precious metal-related securities and derivatives may be highly sensitive to the price of precious metals.  The precious metal industry can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

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Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds. When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

 Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Interest Rate Risk:  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. When the Fund invests in bonds or in underlying funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

•

   Leverage Risk:  Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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   Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operation.

•

   Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•

   Management Risk:  The adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

  Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

   Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

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Regulatory Change Risk:  Recently the Commodity Futures Trading Commission ("CFTC") has proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

•

   Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser's ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially unlimited in a short position transaction.

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   Taxation Risk:  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received by the Subsidiary from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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   Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

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Below-Investment Grade Securities Risk:  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security.  Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers:  Phillip Toews, President, and Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Fund.  They have each served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: TOEWS HEDGED INTERNATIONAL DEVELOPED MARKETS FUND

Investment Objective:  The Fund seeks to provide long-term growth of capital.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0. 84%
Acquired Fund Fees and Expenses(1)	0. 26%
Total Annual Fund Operating Expenses	2.10%
Fee Waiver and/or Reimbursement (2)	(0. 59) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(2)	1.51%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 154	$ 601	$ 1,075	$ 2,384

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 529% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objectives by investing primarily in (1) exchanged traded funds ("ETFs"), (2) derivative instruments, (3) fixed-income securities, (4) common stock, (5) cash equivalents (each issued by or primarily linked to "developed market" issuers outside the U.S.), (6) other fixed-income securities and (7) cash equivalents (of U.S. issuers).  The Fund defines non-U.S. developed markets as those countries included in the MSCI EAFE Index (the "EAFE Index").  As of November 2009, the EAFE Index countries are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The Fund defines non-U.S. developed market underlying funds as those that invest primarily in securities of and/or derivatives linked to securities of issuers in EAFE Index countries.  Similarly, the Fund defines non-U.S. developed market derivatives as those linked to securities of issuers in EAFE Index countries.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the EAFE Index.  The Fund's level of economic exposure will range from 0% to 125% of the Adviser's expected total return of the EAFE Index.  The adviser may also use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the EAFE Index.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis, including monitoring price movements and momentum, of developed international markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the EAFE Index.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the Index. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Derivative Risk: The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

•

Foreign Risk:  The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations:  The Fund is a relatively new mutual fund that commenced operations in 2010 and has a limited history of operation.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

Performance: Because the Fund does not yet have a full calendar year of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers:  Phillip Toews, President, and Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Fund.  They have each served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: TOEWS HEDGED EMERGING MARKETS FUND

Investment Objective:  The Fund seeks to provide long-term growth of capital.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.. 51%
Acquired Fund Fees and Expenses(1)	0. 39%
Total Annual Fund Operating Expenses	2. 15%
Fee Waiver and/or Reimbursement (2)	(0. 26) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(2)	1.89%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 150%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same (except for waivers during the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 192	$ 648	$ 1,131	$ 2,462

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 419% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs"), (2) derivative instruments, (3) fixed income securities, (4) common stock, (5) cash equivalents (each issued by or primarily linked to "emerging market" issuers outside the U.S.), (6) fixed income securities and (7) cash equivalents (of U.S. Issuers).  The Fund defines emerging markets as those countries included in the MSCI Emerging Markets Index (the "EM Index"). As of November 2009, the EM Index countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.  The Fund defines non-U.S. emerging market ETFs as those that invest primarily in securities of and/or derivatives linked to securities of issuers in EM Index countries. Similarly, the Fund defines non-U.S. emerging market derivatives as those linked to securities of issuers in EM Index countries.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the EM Index.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of the EM Index.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the EM Index.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of emerging markets.  The adviser monitors, including monitoring price movements and momentum, of emerging markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the EM Index.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the Index. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Derivatives Risk:  The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

•

Emerging Markets Risk:   In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

•

Foreign Risk:  The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  These risks are generally greater in emerging foreign markets than in established foreign markets.

•

Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2010	11.52%
Worst Quarter:	2ND Quarter 2010	(13.18)%

The total return for Fund shares from January 1, 2011 to June 30, 2011 was (17.46)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2010)

	One Year	Since Inception of the Fund (5-19-09)
Return before taxes	0.66%	18.79%
Return after taxes on distributions	(1.46)%	17.13%
Return after taxes on distributions and sale of Fund shares	0.54%	15.16%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	18.88%	37.70%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  MSCI Emerging Markets Index returns assume reinvestment of dividends.  Investors may not invest in the MSCI Emerging Markets Index directly.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers: Mr. Phillip Toews, President, and Mr. Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Fund.  Mr. Toews served as the Fund's portfolio manager since its inception and Mr. Schroeder became Co-Portfolio manager in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: TOEWS HEDGED HIGH YIELD BOND FUND

Investment Objective:  The Fund seeks to provide a high level of current income.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0. 75%
Acquired Fund Fees and Expenses(1)	0. 61%
Total Annual Fund Operating Expenses	2.36%
Fee Waiver and/or Reimbursement (2)	(0. 50) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(2)	1. 86%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

      (2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 189	$ 689	$ 1,215	$ 2,658

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objectives by investing primarily in (1) exchange traded funds ("ETFs") and open-end investment companies ("Underlying Funds") that primarily invest in or are otherwise exposed to domestic and foreign high-yield debt instruments; (2) derivative instruments, including credit default swaps; (3) other U.S. or foreign fixed-income securities of any rating and (4) U.S. or foreign cash equivalents. The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or lower than BBB- by S&P (below investment grade).  Up to 100% of the Fund's assets may be invested in instruments generally rated below Caa3 by Moody's or CCC- by S&P or derivatives of such instruments.  The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the high-yield bond market generally.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of the high-yield bond market.  The adviser may also use a "representative sampling" strategy to manage the Fund.  This strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the high-yield bond market as a whole.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis, including monitoring price movements and momentum, of high-yield bond markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the high-yield bond market.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the high-yield bond market. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Below-Investment Grade Securities Risk:  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security.  Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

•

Credit Risk:  Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.  For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities.  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

•

Derivatives Risk:  The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and credit default swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

•

ETF and Underlying Fund Risk:  ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

•

Foreign Risk:  The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

Interest Rate Risk:  When the Fund invests in bonds or in underlying funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations:  The Fund is a relatively new mutual fund that commenced operations  in 2010 and has a limited history of operation.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

Performance: Because the Fund does not yet have a full calendar year of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers:  Phillip Toews, President, and Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Fund.  They have each served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: TOEWS HEDGED LARGE-CAP FUND

Investment Objective:  The Fund seeks to provide long-term growth of capital.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0. 85%
Acquired Fund Fees and Expenses(1)	0. 26%
Total Annual Fund Operating Expenses	2.11%
Fee Waiver and/or Reimbursement (2)	(0. 60) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(2)	1. 51%

 (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

       (2)

  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 154	$ 603	$ 1,079	$ 2,394

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs") that invest primarily in large-cap common stock, (2) large-cap common stock, (3) derivative instruments, (4) fixed income securities and (5) cash equivalents.  The Fund defines large-cap common stock securities as those securities included in the MSCI US Prime Market Growth Index, the S&P 500 Index, the S&P 500 Growth Index, the Russell 1000 Growth Index, the NASDAQ-100 Index, and/or securities of other broad-based US large-cap stock indices.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US large-cap indices.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of said indices.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US large-cap stock indices.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of large-cap equity markets.  The adviser monitors, including monitoring price movements and momentum, of large-cap equity markets in an effort to identify the proper weighting of the Fund's portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the broad-based US large-cap indices. The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to said indices. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Derivatives Risk:  The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

•

Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations:  The Fund is a relatively new mutual fund that commenced operations in 2010 and has a limited history of operation.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Performance: Because the Fund does not yet have a full calendar year of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers:  Phillip Toews, President, and Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Fund.  They have each served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: TOEWS HEDGED SMALL AND MID-CAP FUND

Investment Objective:  The Fund seeks to provide long-term growth of capital.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0. 71%
Acquired Fund Fees and Expenses(1)	0. 26%
Total Annual Fund Operating Expenses	1. 97%
Fee Waiver and/or Reimbursement (2)	(0. 46) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement(2)	1. 51%

 (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

  (2) The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.25% ; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$574	$1,020	$2,259

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs") that primarily invest in small and mid-cap common stock, (2) small and mid-cap common stock, (3) derivative instruments, (4) fixed income securities and (5) cash equivalents.  The Fund defines small and mid-cap common stock securities as those securities included in the S&P Small-Cap 600 Index, S&P Small-Cap 600 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, MSCI US Small-Cap Growth Index, S&P Mid-Cap 400 Index, and securities of other broad-based US small and mid-cap stock indices.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US small and mid-cap stock indices.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of said indices.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the US small and mid-cap stock indices.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of small and mid-cap equity markets.  The adviser monitors, including monitoring price movements and momentum, of emerging markets in an effort to identify the proper weighting of the Fund's portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the broad-based US small and mid-cap stock indices. The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to said indices. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Derivatives Risk:  The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

•

Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations: The Fund is a relatively new mutual fund that commenced operations in 2010 and has a limited history of operation.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Small-Cap and Mid-Cap Risk:  Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Performance: Because the Fund does not yet have a full calendar year of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers:  Phillip Toews, President, and Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Fund.  They have each served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: TOEWS HEDGED GROWTH ALLOCATION FUND

Investment Objective:  The Fund seeks to provide long-term growth of capital.  A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.62%
Acquired Fund Fees and Expenses(1)	0. 31%
Total Annual Fund Operating Expenses	1. 93%
Fee Waiver and/or Reimbursement (2)	(0. 37) %
Total Annual Fund Operating Expenses After Fee Waiver(2)	1. 56%

 (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$570	$1,008	$2,224

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs") that invest primarily in U.S. and foreign common stocks of any capitalization and U.S. and foreign fixed income securities of any rating (including high-yield debt instruments), (2) U.S. and foreign common stocks of any capitalization, (3) U.S. and foreign fixed income securities of any rating (including high-yield debt instruments), (4) derivative instruments, including credit default swaps, and (5) U.S. or foreign cash equivalents using the adviser's "Growth Allocation" strategy.  The use of "Growth" in both the Fund's name and the strategy's name refers to the primary investment objective of long-term growth of capital rather than a strategy of investing in relatively high growth companies.

The adviser's Growth Allocation strategy allocates assets among the following sub-strategies:  (1) Hedged International Developed Equities, (2) Hedged High Yield Bond, (3) Hedged Large-Cap, (4) Hedged Mid-Cap and (5) Hedged Small-Cap.  Each sub-strategy seeks to capture returns representative of broad-based securities market indices or securities suggested by the sub-strategy's name.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of each sub-strategy index.  The Fund defines the returns of the MSCI EAFE Index (composed of equities from 21 non-U.S. economically developed countries) as representative of the returns sought under the Hedged International Developed Equities sub-strategy.  The Fund defines the returns of high-yield debt instruments (those rated lower than Baa3 by Moody's or lower than BBB- by S&P) as representative of the returns sought under the Hedged High Yield Bond sub-strategy.  The Fund defines the returns of the S&P 500 Index as representative of the returns sought under the Hedged Large-Cap sub-strategy.  The Fund defines the returns of the S&P Mid-Cap 400 Index as representative of the returns sought under the Hedged Mid-Cap sub-strategy.  The Fund defines the returns of the S&P Small-Cap 600 Index as representative of the returns sought under the Hedged Small-Cap sub-strategy.

The adviser anticipates its Growth Allocation strategy, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows.

Sub-Strategy Asset Class	Allocation Target	Allocation Range
Hedged International Developed Equities	30%	0% to 50%
Hedged High Yield Bond	20%	0% to 50%
Hedged Large-Cap Equities	20%	0% to 40%
Hedged Mid-Cap Equities	15%	0% to 30%
Hedged Small-Cap Equities	15%	0% to 30%

Each sub-strategy will be hedged (or sold outright to a cash equivalent) independently of the others.  This means the Fund may not be completely hedged or allocated at any one time and the Fund may maintain a position in one or more asset class and/or style position while being a defensive position for one or more others.  Other than a cash equivalent, one asset class and/or style position will not dominate the total allocation of the Fund; however, the adviser may leverage each asset class and/or style position slightly.  Generally, the allocation will not be rebalanced until ending a defensive position.  However, the adviser may from time to time rebalance to the Fund to targets based on the adviser's discretion.

Up to 50% of the Fund's assets may be invested in high yield debt instruments.  Additionally, the Fund's entire high yield debt allocation may be in securities rated below Caa3 by Moody's or CCC- by S&P or derivatives of such instruments.  The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US and foreign stock indices and fixed income markets.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of said indices and markets.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US and foreign stock indices and, with respect to the high-yield bond segments of the portfolio, the high-yield bond market as a whole.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of U.S. and foreign equity and fixed-income (including high yield bond) markets.  The adviser monitors, including monitoring price movements and momentum of, said markets, in an effort to identify the proper weighting of the Fund's portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the broad-based U.S. and foreign stock indices and fixed-income (including high-yield bond) markets. The adviser's decision to buy or sell the Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to said indices/markets. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Below-Investment Grade Securities Risk:  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security.  Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

•

Credit Risk:  Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.  For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities.  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

•

Derivatives Risk:  The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.  Each ETF is subject to specific risks, depending on its investments.

•

Foreign Risk:  The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Hedging Risk:  When the adviser believes market conditions are unfavorable, the adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

•

Interest Rate Risk:  When the Fund invests in bonds or in underlying funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

•

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations:  The Fund is a relatively new mutual fund that commenced operations in 2010 and has a limited history of operation.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

•

Small-Cap and Mid-Cap Risk:  Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Performance: Because the Fund does not yet have a full calendar year of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser:  Toews Corporation is the Fund's investment adviser.

Portfolio Managers:  Phillip Toews, President, and Randall Schroeder, Chief Operating Officer of the adviser, serve as the Fund's Co-Portfolio Managers.  They have each served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment to open any type of account is $10,000.  The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objectives
Toews Hedged Commodities Fund	The Fund seeks to provide long-term capital appreciation. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged International Developed Markets Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged Emerging Markets Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged High Yield Bond Fund	The Fund seeks to provide a high level of current income. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged Large Cap Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged Small & Mid Cap Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged Growth Allocation Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Each Fund's investment objective(s) is/are a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Toews Hedged Commodities Fund

The Fund's adviser seeks to achieve the Fund's investment objectives by investing, long or short, primarily in (1) exchange traded funds ("ETFs") or other conventional mutual funds, (2) common stocks, (3) fixed-income securities including structures notes based on a variety of underlying securities, (4) futures contracts, (5) options on futures contracts, (6) options and (7) swaps that together or individually provide returns that are linked to commodities represented in the Dow Jones-UBS Commodity Index and/or S&P GSCI Commodity Index (the "Indices") These Indices serve as benchmarks for investment in the commodity markets and is composed of worldwide production weightings in energy, industrial and precious metals, agriculture and livestock.  S&P GSCI Commodity Index generally has a large percentage weight in energy commodities such as oil and gas.  The Fund uses derivatives for hedging and as substitute for the commodities they represent.  It is likely that the majority of the exposure to the indices will be achieved through the usage of futures contracts.  As only a portion of the Funds value may be required for margin  to gain exposure to these indices, it allows an opportunity for the investment of the remaining cash. With the cash not required for margin, the Fund may invest in a wide variety of fixed income securities that may include structured notes that derive their value from a variety of underlying securities and/or conventional fixed income mutual funds and/or ETFs.  The advisor will not be constrained in the fixed income securities it may select.  Investment may include domestic and foreign high-yield debt instruments; (2) derivative instruments, including credit default swaps; (3) other U.S. or foreign fixed-income securities of any rating and (4) U.S. or foreign cash equivalents. The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or lower than BBB- by S&P (below investment grade).  Up to 100% of the Fund's assets may be invested in instruments generally rated below Caa3 by Moody's or CCC- by S&P or derivatives of such instruments.  The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.  In addition, the Fund may invest in other mutual funds either to replicate the indices or for investment into fixed income.

An investment subsidiary may or may not be employed in the Toews Hedged Commodities Fund.  If employed, the Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest (long and short) primarily in commodity futures contracts, options on futures contracts, options and swaps, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.  The Subsidiary is subject to the same investment restrictions as the Fund when viewed on a consolidated basis.  If employed by the Fund, the Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the indices.  The Fund's level of economic exposure will range from 0% to 150% of the adviser's expected total return of the Indices. At times the exposure to the relevant indices may be inverse to their performance. In addition, index exposure to the indices may be leveraged by 150% or -150%. This means, when long, the Fund may multiple its exposure 1.5 times the daily movement of the indices, and, when short, the Fund may multiple its exposure -1.5 times the daily movement of the indices. There will be times when exposure will be zero. The adviser may also use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Indices.  In addition, as the cash not required for margin may be allocated to a variety of unconstrained fixed income securities and/or mutual funds, bond ETFs, or structured notes (some may be tied to a variety of underlying securities), this allocation may indirectly increase the economic exposure to the indices or result in exposure to other economic sectors.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis, including monitoring price movements and momentum, of the commodities markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the indices.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the Indices. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities f and derivatives to achieve the Fund's investment objective.

Toews Hedged International Developed Markets Fund

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objectives by investing primarily in (1) exchanged traded funds ("ETFs"), (2) derivative instruments, (3) fixed-income securities, (4) common stock, (5) cash equivalents (each issued by or primarily linked to "developed market" issuers outside the U.S.), (6) other fixed-income securities and (7) cash equivalents (of U.S. issuers).  The Fund defines non-U.S. developed markets as those countries included in the MSCI EAFE Index (the "EAFE Index").  As of November 2009, the EAFE Index countries are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The Fund defines non-U.S. developed market underlying funds as those that invest primarily in securities of and/or derivatives linked to securities of issuers in EAFE Index countries.  Similarly, the Fund defines non-U.S. developed market derivatives as those linked to securities of issuers in EAFE Index countries.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the EAFE Index.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of the EAFE Index.  The adviser may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the MSCI EAFE Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the MSCI EAFE Index. The Fund may or may not hold or otherwise be exposed to of the securities that are included in the MSCI EAFE Index.  Investments are made based on the adviser's technical analysis of developed international markets.  The adviser monitors price movements and momentum of developed international markets in an effort to identify the proper weighting of the Fund's portfolio.  From time to time the adviser will take defensive positions in an attempt to limit market risk.  Based on a technical analysis of the aggregate price movement of the MSCI EAFE Index, the adviser will attempt to decrease or increase the Fund's exposure to the representative securities of the MSCI EAFE Index.  This may be achieved by a "hedging" strategy (including using derivatives) or by the outright selling of the representative securities of the MSCI EAFE Index.  The level of exposure to the representative securities of the Index will range from 0% to 125%. The Fund may maintain or create substantial exposure to fixed income securities, derivatives or fixed income securities, and/or fixed income ETFs, even when in a defensive position.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis, including monitoring price movements and momentum, of developed international markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the EAFE Index.  Exposure will be increased or decreased to maintain the same representative sampling of the Index.  In other words, securities in the Fund's portfolio will be kept in the same relative percentages.  For example, if the Fund is 100% invested, a particular security may represent 5% of the Fund's portfolio.  If the adviser determines that market conditions have deteriorated, and a 50% exposure to the Index is appropriate, the adviser will reduce the Fund's market exposure to that security to 2.5%.  Index exposure is determined daily.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the Index. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Toews Hedged Emerging Markets Fund

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs"), (2) derivative instruments, (3) fixed income securities, (4) common stock, (5) cash equivalents (each issued by or primarily linked to "emerging market" issuers outside the U.S.), (6) fixed income securities and (7) cash equivalents (of U.S. Issuers).  The Fund defines emerging markets as those countries included in the MSCI Emerging Markets Index (the "EM Index"). As of November 2009, the EM Index countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.  The Fund defines non-U.S. emerging market ETFs as those that invest primarily in securities of and/or derivatives linked to securities of issuers in EM Index countries. Similarly, the Fund defines non-U.S. emerging market derivatives as those linked to securities of issuers in EM Index countries.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the EM Index.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of the EM Index.  The adviser may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the EM Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the EM Index. The Fund may or may not hold or otherwise be exposed to of the securities that are included in the EM Index.  Investments are made based on the adviser's technical analysis of developed international markets.  The adviser monitors price movements and momentum of developed international markets in an effort to identify the proper weighting of the Fund's portfolio.  From time to time the adviser will take defensive positions in an attempt to limit market risk.  Based on a technical analysis of the aggregate price movement of the EM Index, the adviser will attempt to decrease or increase the Fund's exposure to the representative securities of the EM Index.  This may be achieved by a "hedging" strategy (including using derivatives) or by the outright selling of the representative securities of the EM Index.  The level of exposure to the representative securities of the Index will range from 0% to 125%. The Fund may maintain or create substantial exposure to fixed income securities, derivatives or fixed income securities, and/or fixed income ETFs, even when in a defensive position.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of emerging markets.  The adviser monitors, including monitoring price movements and momentum, of emerging markets in an effort to identify the proper weighting of the Fund's portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the EM Index. Exposure will be increased or decreased to maintain the same representative sampling of the Index.  In other words, securities in the Fund's portfolio will be kept in the same relative percentages.  For example, if the Fund is 100% invested, a particular security may represent 5% of the Fund's portfolio.  If the adviser determines that market conditions have deteriorated, and a 50% exposure to the Index is appropriate, the adviser will reduce the Fund's market exposure to that security to 2.5%.  Index exposure is determined daily. The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the Index. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Toews Hedged High-Yield Bond Fund

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objectives by investing primarily in (1) exchange traded funds ("ETFs") and open-end investment companies ("Underlying Funds") that primarily invest in or are otherwise exposed to domestic and foreign high-yield debt instruments; (2) derivative instruments, including credit default swaps; (4) other U.S. or foreign fixed-income securities of any rating and (5) U.S. or foreign cash equivalents. The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or lower than BBB- by S&P (below investment grade).  Up to 100% of the Fund's assets may be invested in instruments generally rated below Caa3 by Moody's or CCC- by S&P or derivatives of such instruments.  The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

While the Fund may execute its high yield strategy by investing in individual high yield securities, it anticipates that it will execute its high yield strategy primarily by entering into credit default swaps.  Credit default swaps ("CDS") are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  The Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection "buyer") receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection "seller") is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund will use credit default swaps as part of a replication tactic whereby the Fund combines a (1) credit default swap on a portfolio of high yield bonds with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds.  This two-instrument "replication portfolio" is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds.  If the Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default.  Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds.  The Fund receives interest (from the portfolio of high quality securities) and receives payments from the protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds.  Additionally, the Fund makes credit default payments to the credit protection buyer counterparty which are nearly identical to credit losses the Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The tactic of using a CDS referenced to an index differs from the tactic of investing in specific adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the adviser, (2) exposes the fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio and (3) permits only long or short positions in the index rather than more selective issuer-specific or sector-specific investment.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities in the high-yield bond market generally.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of the high-yield bond market.  The adviser may also use a "representative sampling" strategy to manage the Fund.  This strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the high-yield bond market as a whole.  The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the high-yield bond market as a whole. The Fund may or may not hold or otherwise have exposure to all of the securities that are included in high-yield bond market.  Investments are made based on the adviser's technical analysis of the high-yield markets.  The adviser monitors price movements and momentum of the high-yield bond markets in an effort to identify the proper weighting of the Fund's portfolio.  From time to time the adviser will take defensive positions in an attempt to limit market risk.  Based on a technical analysis of the aggregate price movement of the high-yield markets, the adviser will attempt to decrease or increase the Fund's exposure to the representative securities of the high-yield bond market as a whole.  This may be achieved by a "hedging" strategy (including using derivatives) or by the outright selling of the representative securities of the high yield bond market.  The level of exposure to the representative securities of the high yield bond market will range from 0% to 125%. The Fund may maintain or create substantial exposure to fixed income securities, derivatives or fixed income securities, and/or fixed income ETFs even when in a defensive position.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis, including monitoring price movements and momentum, of high-yield bond markets in an effort to identify the proper weighting of the Fund's portfolio.  The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the high-yield bond market.  Exposure will be increased or decreased to maintain the same representative sampling of the high-yield bond market.  In other words, securities in the Fund's portfolio will be kept in the same relative percentages.  For example, if the Fund is 100% invested, a particular security may represent 5% of the Fund's portfolio.  If the adviser determines that market conditions have deteriorated, and a 50% exposure to the high-yield bond market is appropriate, the adviser will reduce the Fund's market exposure to that security to 2.5%.  Index exposure is determined daily.  The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the high-yield bond market. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Toews Hedged Large-Cap Fund

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs") that invest primarily in large-cap common stock, (2) large-cap common stock, (3) derivative instruments, (4) fixed income securities and (5) cash equivalents.  The Fund defines large-cap common stock securities as those securities included in the MSCI US Prime Market Growth Index, the S&P 500 Index, the S&P 500 Growth Index, the Russell 1000 Growth Index, the NASDAQ-100 Index, and/or securities of other broad-based US large-cap stock indices.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of the US Large-Cap Indices.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of said indices.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the US Large-Cap Indices. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the US Large-Cap Indices. The Fund may or may not hold or otherwise be exposed to all of the securities that are included in said Indices.  Investments are made based on the adviser's technical analysis of the US large-cap stock market.  The adviser monitors price movements and momentum of large-cap markets in an effort to identify the proper weighting of the Fund's portfolio.  From time to time the adviser will take defensive positions in an attempt to limit market risk.  Based on a technical analysis of the aggregate price movement of the US large-cap stock market, the adviser will attempt to decrease or increase the Fund's exposure to the representative securities of the US Large-Cap Indices.  This may be achieved by a "hedging" strategy (including using derivatives) or by the outright selling of the representative securities of the US Large-Cap Indices.  The level of exposure to the representative securities of the broad-based US Large-Cap Indices will range from 0% to 125%. The Fund may maintain or create substantial exposure to fixed income securities, derivatives or fixed income securities, and/or fixed income ETFs even when in a defensive position.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of large-cap equity markets.  The adviser monitors, including monitoring price movements and momentum, of emerging markets in an effort to identify the proper weighting of the Fund's portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the US Large-Cap Indices. Exposure will be increased or decreased to maintain the same representative sampling of the Indices.  In other words, securities in the Fund's portfolio will be kept in the same relative percentages.  For example, if the Fund is 100% invested, a particular security may represent 5% of the Fund's portfolio.  If the adviser determines that market conditions have deteriorated, and a 50% exposure to the US Large-Cap Indices is appropriate, the adviser will reduce the Fund's market exposure to that security to 2.5%.  Index exposure is determined daily. The adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the US Large-Cap Indices. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Toews Hedged Small & Mid-Cap Fund

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs") that primarily invest in small and mid-cap common stock, (2) small and mid-cap common stock, (3) derivative instruments, (4) fixed income securities and (5) cash equivalents.  The Fund defines small and mid-cap common stock securities as those securities included in the S&P Small-Cap 600 Index, S&P Small-Cap 600 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, MSCI US Small-Cap Growth Index, S&P Mid-Cap 400 Index, and securities of other broad-based US small and mid-cap stock indices.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of the US Small and Mid-Cap Indices.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of said Indices.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to that of the US Small and Mid-Cap Indices.  The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the US Small and Mid-Cap Indices. The Fund may or may not hold or otherwise be exposed to all of the securities that are included in US Small and Mid-Cap Indices.  Investments are made based on the adviser's technical analysis of the small and mid-cap stock markets.  The adviser monitors price movements and momentum of small and mid-cap markets in an effort to identify the proper weighting of the Fund's portfolio.

From time to time the adviser will take defensive positions in an attempt to limit market risk.  Based on a technical analysis of the aggregate price movement of the US Small and Mid-Cap Indices, the Adviser will attempt to decrease or increase the Fund's exposure to the representative securities of said Indices.  This may be achieved by a "hedging" strategy (including using derivatives) or by the outright selling of the representative securities of the US Small and Mid-Cap Indices.  The level of exposure to the representative securities of the Index will range from 0% to 125%. The Fund may maintain or create substantial exposure to fixed income securities, derivatives or fixed income securities, and/or fixed income ETFs even when in a defensive position.

Generally, the Adviser does not attempt to evaluate individual securities.  The Adviser uses technical analysis of the small and mid-cap equity markets.  The Adviser monitors, including monitoring price movements and momentum, small and mid-cap equity markets in an effort to identify the proper weighting of the Fund's portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to the US Small and Mid-Cap Indices. The Adviser's decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser's determination of the appropriate exposure level to said Indices. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

Toews Hedged Growth Allocation Fund

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in: (1) exchange traded funds ("ETFs") that invest primarily in U.S. and foreign common stocks of any capitalization and U.S. and foreign fixed income securities of any rating (including high-yield debt instruments), (2) U.S. and foreign common stocks of any capitalization, (3) U.S. and foreign fixed income securities of any rating (including high-yield debt instruments), (4) derivative instruments, including credit default swaps, and (5) U.S. or foreign cash equivalents using the adviser's "Growth Allocation" strategy.  The use of "Growth" in both the Fund's name and the strategy's name refers to the primary investment of objective of long-term growth of capital rather than the growth outlook for companies.

The adviser's Growth Allocation strategy allocates assets among the following sub-strategies:  (1) Hedged International Developed Equities, (2) Hedged High Yield Bond, (3) Hedged Large-Cap, (4) Hedged Mid-Cap and (5) Hedged Small-Cap.  Each sub-strategy seeks to capture returns representative of broad-based securities market indices or securities suggested by the sub-strategy's name.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of each sub-strategy index.  The Fund defines the returns of the MSCI EAFE Index (composed of equities from 21 non-U.S. economically developed countries) as representative of the returns sought under the Hedged International Developed Equities sub-strategy.  The Fund defines the returns of high-yield debt instruments (those rated lower than Baa3 by Moody's or lower than BBB- by S&P) as representative of the returns sought under the Hedged High Yield Bond sub-strategy.  The Fund defines the returns of the S&P 500 Index as representative of the returns sought under the Hedged Large-Cap sub-strategy.  The Fund defines the returns of the S&P Mid-Cap 400 Index as representative of the returns sought under the Hedged Mid-Cap sub-strategy.  The Fund defines the returns of the S&P Small-Cap 600 Index as representative of the returns sought under the Hedged Small-Cap sub-strategy.

The adviser anticipates its Growth Allocation strategy, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows.

Sub-Strategy Asset Class	Allocation Target	Allocation Range
Hedged International Developed Equities	30%	0% to 50%
Hedged High Yield Bond	20%	0% to 50%
Hedged Large-Cap Equities	20%	0% to 40%
Hedged Mid-Cap Equities	15%	0% to 30%
Hedged Small-Cap Equities	15%	0% to 30%

Each sub-strategy will be hedged (or sold outright to a cash equivalent) independently of the others.  This means the Fund may not be completely hedged or allocated at any one time and the Fund may maintain a position in one or more asset class and/or style position while being a defensive position for one or more others.  Other than a cash equivalent, one asset class and/or style position will not dominate the total allocation of the Fund; however, the adviser may leverage each asset class and/or style position slightly.  Generally, the allocation will not be rebalanced until again ending a defensive position.  However, the adviser may from time to time rebalance to the Fund to targets based on the adviser's discretion.

Up to 50% of the Fund's assets may be invested in high yield debt instruments.  Additionally, the Fund's entire high yield debt allocation may be in securities rated below Caa3 by Moody's or CCC- by S&P or derivatives of such instruments.  The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

The adviser employs what it defines as a "hedging" strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of the various indices and markets described above.  The Fund's level of economic exposure will range from 0% to 125% of the adviser's expected total return of said respective indices and markets.  The adviser also may use a "representative sampling" indexing strategy to manage the Fund.  This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the aforementioned indices and markets. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the above-described equity and fixed income markets. The Fund may or may not hold or otherwise be exposed to all of the securities that are included in said indices and markets.

Investments are made based on the adviser's technical analysis of the equity and fixed income markets and related indices. The adviser monitors price movements and momentum of said indices and markets in an effort to identify the proper weighting of the Fund's portfolio.  From time to time, the adviser will take defensive positions in an attempt to limit market risk.  Based on a technical analysis of the aggregate price movement of the stock and fixed income markets, the adviser will attempt to decrease or increase the Fund's exposure to the representative securities of the relevant indices and market sectors.  This may be achieved by a "hedging" strategy (including using derivatives) or by the outright selling of the representative securities of the indices and market sectors.  The level of exposure to the representative securities of the indices or market sectors will range from 0% to 125%. The Fund may maintain or create substantial exposure to fixed income securities, derivatives or fixed income securities, and/or fixed income ETFs even when in a defensive position.

Generally, the adviser does not attempt to evaluate individual securities.  The adviser uses technical analysis of equity and fixed income markets.  The adviser monitors, including monitoring price movements and momentum, of equity and fixed income markets in an effort to identify the proper weighting of the Fund's portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund's exposure to said indices and markets. Exposure will be increased or decreased to maintain the same representative sampling of these indices and markets.  In other words, securities in the Fund's portfolio will be kept in the same relative percentages.  For example, if the Fund's portfolio allocation to a particular index or market segment is 100% invested, a particular security may represent 5% of the Fund's portfolio allocation to that index or market segment.  If the adviser determines that market conditions have deteriorated, and a 50% exposure of the Fund's portfolio allocation to a particular index is appropriate, the adviser will reduce the market exposure to that security to 2.5% of the Fund's allocation to said index.  Index and market sector exposure is determined daily. The adviser's decision to buy or sell the Fund holding will be made based on current market conditions and the adviser's determination of the appropriate exposure level to the equity and fixed income markets. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and derivatives to achieve the Fund's investment objective.

COMMON INVESTMENT STRATEGIES

Each Fund is a non-diversified series of Northern Lights Fund Trust, an open-end investment management company. Each Fund employs hedging techniques and seeks to limit risk during unfavorable market conditions.  Each Fund may invest in ETFs (and other investment companies with respect to the Toews Hedged High Yield Bond Fund); may invest in derivatives; may have some exposure, either direct or indirect, to foreign securities in the pursuit of its investment objective.  In addition, each Fund may employ certain defensive techniques to avoid market exposure, when deemed prudent by the adviser. All Funds have a limited history of operations.

The following investments and strategies are employed in varying degrees by each Fund (except as noted):

Index-Related Strategies: Toews Hedged Developed International Fund and Toews Hedged Emerging Markets Fund  seek exposure to the securities or elements of a particular index as part of their strategies.  The Toews Hedged High Yield Bond Fund seeks to gain exposure to representative securities of the high-yield bond market, generally.  Toews Hedged Large-Cap Fund the Toews Hedged Small & Mid Cap Fund and the Toews Hedged Commodities Fund seek to invest in securities found in various indices of corresponding market capitalizations.  None of the Funds is a pure index fund seeking full replication of a particular index, but rather, each Fund uses the referenced index or indices to gain exposure to, and as a barometer for, its particular investments and strategy, and to determine when to hedge or use defensive measures to guard against downside risk.

Stocks: The Funds may invest in stocks as a principal strategy (except for the Toews Hedged High Yield Bond Fund) or investment companies that own stock in domestic and foreign equity securities, including common stocks and warrants.  Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The stock segment includes domestic and foreign equity securities of all types. When selecting stock funds, the adviser considers both growth and anticipated dividend income, as well as strategic use for hedging purposes. Securities in the stock class may include common stocks, warrants, rights, depository receipts, securities of ETFs and open end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bonds: The Funds may invest in bonds (also generally referred to as fixed income securities), or ETFs and open end investment companies that invest in bonds, of domestic and foreign debt issuers. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities.  The adviser considers bond fund investments based on credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities, as well as strategic use for hedging purposes.  Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.  The Fund may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (commonly referred to as "junk bonds").  In general, bond prices rise when interest rates fall, and fall when interest rates rise.  Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Foreign Investments: The Funds may purchase debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province, or municipality or ADRs and GDRs.  ADRs are dollar denominated securities issued by a U.S. bank or trust company that represent ownership interests in foreign companies.  ADRs may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  GDRs may be other than dollar denominated and may be issued in several countries.

Options: Each Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Futures: Each Fund may trade in futures contracts (and related options) on securities indexes and other financial instruments, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.  Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Small Companies (All Funds except Toews Hedged Large-Cap Fund and Toews Hedged Commodities Fund):  Some of the companies in which the Funds invest may be small capitalization companies.  Small-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Small-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Small-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of small-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a small-cap company.

Underlying Funds (ETFs and Other Investment Companies): The Fund may invest in ETFs, open-end mutual funds and closed-end funds that are not affiliated with the Fund or the Adviser.  The Fund may also invest extensively in ETFs when this approach is more efficient than investing in individual fixed income securities, or to gain exposure to a particular sector or index.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions or industries.  An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand.  The Fund also may invest in (i) inverse ETFs which seek results that correspond to the inverse (opposite) of the daily performance of a specific benchmark or (2) other ETFs that amplify the exposure to a particular index or sector by 2 to 3 times.  These types of  ETFs can be  a form of leverage and can result in significant losses to the Fund.

The Funds may invest in other investment companies, including ETFs and mutual funds - "Underlying Funds" that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and fixed income securities such as bonds.  Many funds in which the Fund invests may not share the same investment goal and investment limitations as the Fund.   The Fund may hold "no-load" mutual funds, which are sold and purchased without a sales charge.  The Fund may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund.  In addition, when the Adviser believes it is appropriate, a Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Fund's distributor does not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, it may receive shareholder servicing fees for the performance of certain administrative tasks.

Fixed Income Securities, including:

Certificates of Deposit or CDs:  Time deposits, a financial product commonly offered by banks, thrift institutions, and credit unions.  CDs are similar to savings accounts in that they are insured by the FDIC for banks or by the NCUA for credit unions. They are different from savings accounts in that the CD has a specific, fixed term (often three months, six months, or one to five years). It is intended that the CD be held until maturity, at which time the money may be withdrawn together with the accrued interest.  In exchange for keeping the money on deposit for the agreed-on term, institutions usually grant higher interest rates than they do on accounts from which money may be withdrawn on demand, although this may not be the case in an inverted yield curve situation. Fixed rates are common, but some institutions offer CDs with various forms of variable rates. Some CDs are indexed to the stock market, bond market, or other indices.

Eurodollar Instruments:  Bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") and Eurodollar Time Deposits ("ETDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment-Grade Corporate Bonds:  Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher).  These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Lower-Rated (Junk) Bonds:  Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB+/Ba1 or lower).  These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Mortgage-Backed Securities:  Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

U.S. Government Securities:  High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

U.S. Government Agency Securities:  High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them.

U.S. Government Related Securities:  Government-related securities and certificates issued by financial institutions or broker-dealers representing so-called "stripped" U.S. government securities (i.e., interest and principal components are offered separately), securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

Zero Coupon Securities:  Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of ETFs, other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective.  Each Fund's share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

Toews Hedged Funds
Risks	Commodities	International Developed Markets	Emerging Markets	High Yield Bond	Large-Cap	Small & Mid Cap	Growth Allocation

Below-Investment Grade Securities	●			●			●
Commodities	●
Credit	●			●			●
Derivatives	●	●	●	●	●	●	●
Emerging Markets			●				●
ETF and Underlying Funds	●	●	●	●	●	●	●
Foreign	●	●	●				●
Foreign Currency	●	●	●				●
Gold	●
Hedging	●	●	●	●	●	●	●
Interest Rate	●			●			●
Issuer	●	●	●	●	●	●	●
Limited History of Operations	●	●	●	●	●	●	●
Management	●	●	●	●	●	●	●
Market	●	●	●	●	●	●	●
Non-Diversified	●	●	●	●	●	●	●
Regulatory Change	●
Small-Cap and Mid-Cap						●	●
Wholly Owned Subsidiary	●
Portfolio Turnover		●	●	●			●

Below-Investment Grade Securities Risk: High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security.  Like other fixed-income securities, the value of high-yield securities will also fluctuate as  interest rates change.  This risk relates primarily to the Toews Hedged High Yield Bond Fund, but may affect the other Funds as well. An investment grade security may be downgraded by the rating agencies subsequent to being purchased by the Fund.  (also see "Credit Risk" below).

Commodity Risk:  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk:  Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.  Fixed-income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) (sometimes referred to as "junk bonds") have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

Derivatives Risk: The Fund may invest in derivatives for investment or hedging purposes.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The value of the Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values. The positive performance of swap agreements, futures and forward contracts, and therefore your investment, is wholly dependent upon an equal and offsetting loss.

Emerging Markets Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

ETF and Underlying Fund Risk:  ETFs (and Underlying Funds with respect to the Toews Hedged High Yield Bond Fund) are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities such as stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  ETFs may employ leverage, which magnifies the changes in the value of the ETFs.  Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.

The Fund invests primarily in ETFs.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses.  Additional risks of investing in ETFs are described below:

Alternative Assets Risk: The Fund investments in ETFs in the "Alternative Asset" market segment may be more volatile than other Fund investments.  The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests.  Real estate investment trusts ("REIT ETFs") are subject to the risks inherent in real estate investing, such as property value fluctuations.

Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed-income securities, real estate investments, and commodities.

Foreign Exposure Risk:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although the Fund does not expect to invest in the securities of foreign companies directly, it may invest in ETFs which cause the Fund to be exposed to some degree to the risks associated with foreign markets.

Inverse Risk:  The Fund engages in hedging activities by investing in inverse ETFs.  These investments are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).

Leverage Risk:  The Fund has no control over the risks taken by the underlying ETFS in which it invests. The Fund also may invest in ETFs which seek results that correspond to a specific benchmark or other ETFs that amplify the exposure to a particular index or sector by 2 to 3 times.  These types of investments can be a form of leverage and can result in significant losses to the Fund.

Net Asset Value and Market Price Risk:  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETF s may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Foreign Risk:  The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  These risks are generally greater in emerging foreign markets than in established foreign markets.  As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser's ability to assess such risk than if the Fund invested solely in more developed countries.

Foreign Currency Risk:  To the extent the Fund invests in securities or Underlying Funds that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.  These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer's home country.

Precious Metal Risk:  The price of precious metals may be volatile and precious metal-related securities and derivatives may be highly sensitive to the price of precious metals.  The precious metal industry can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

Hedging Risk:  When the Adviser's technical analysis indicates that the Fund is exposed to unfavorable market conditions, the Fund generally will be less than fully invested and the Adviser may attempt to "hedge" with defensive positions and strategies including holding substantial positions in foreign or domestic cash and/or cash equivalents and futures and options on various emerging markets indexes.

Interest Rate Risk:  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a decline in the value of the security.

Issuer Risk:  Fund value might decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.  The value of an individual company can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Limited History of Operations:  The Hedged Commodities Fund is a new mutual fund and has a limited history of operation. Each other Fund, Except for the Toews Hedged Emerging Markets Fund is a relatively new mutual fund that commenced operations in 2010 and has limited history of operations.   Mutual funds and their Advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its past performance and the adviser may not achieve its intended result in managing the Fund.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Adviser's investment model.  The Adviser's assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.

Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Non-Diversified Risk:  As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Regulatory Change Risk:  The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 of the Commodity Exchange Act, as amended, with respect to the Fund's operation.  Recently the Commodity Futures Trading Commission (the "CFTC") has proposed a change to Rule 4.5, and other regulations which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Small-Cap and Mid-Cap Risk:  Direct investments in individual small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Taxation Risk:  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  The Subsidiary is classified as a controlled foreign corporation for US tax purposes.  Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses.  However, because the Subsidiary is a controlled foreign corporation, any income received by the Subsidiary from its investments will be passed through to the Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure:  A description of each Fund's policies and regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.

MANAGEMENT OF THE FUNDS

Investment Adviser

Toews Corporation ("Toews"), located at Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ 08221, serves as investment adviser to each Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of each Fund's business affairs.  Toews is responsible for selecting each Fund's investments according to the Fund's investment objective, polices, and restrictions.  Toews was established in 1994 and serves as an investment adviser primarily for individual investors.

Pursuant to the Investment Advisory Agreement, each Fund pays the Adviser, on a monthly basis, an annual Advisory fee based on a percentage of the Fund's average daily net assets.  A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement for each Fund (except the Toews Hedged Commodities Fund) is available in the annual shareholder report dated April 30, 20 11.  A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement for the Toews Hedged Commodities Fund will be available in the semi-annual report dated October 31, 2011.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until August 31, 2012 to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which each Fund may invest, or extraordinary expenses such as litigation) will not exceed the percentage indicated in the table below for each Fund's average daily net assets.

FUND	ADVISORY FEE	EXPENSE CAP
Toews Hedged Commodities Fund	1.00%	1.25%
Toews Hedged Developed International Fund	1.00%	1.25%
Toews Hedged Emerging Markets Fund	1.25%	1.50%
Toews Hedged High Yield Bond Fund	1.00%	1.25%
Toews Hedged Large Cap Fund	1.00%	1.25%
Toews Hedged Small & Mid Cap Fund	1.00%	1.25%
Toews Hedged Growth Allocation Fund	1.00%	1.25%

Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

Portfolio Managers

Mr. Phillip Toews and Mr. Randall Schroeder are Co-Portfolio Managers primarily responsible for the day-to-day management of each Fund.

Mr. Toews received a BS in Business and Economics from Bethel College in Newton, Kansas in 1986.  From 1987 to 1994, Mr. Toews was a financial counselor at IDS/American Express and Dorset Financial Services.  In 1994, Mr. Toews founded the Adviser and has served as its President and Chief Executive Officer since inception.

Mr. Schroeder received a BA from Bethel College in Newton, Kansas in 1988 and a MA from Binghamton University in Binghamton, New York in 1994.  Mr. Schroeder has been associated with Toews Corporation since 1998 and has served as its Chief Operating Officer since 2006.  Messrs. Toews and Schroeder served as Co-Portfolio managers since inception for each Fund, except the Toews Hedged Emerging Markets Fund, where Mr. Toews initially was the sole named Portfolio Manager until Mr. Schroeder joined as Co-Portfolio Manager in February, 2010.

Each Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Investment Subsidiary

An investment subsidiary may or may not be employed in the Toews Hedged Commodities Fund.  If employed, The Toews Hedged Commodities Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary will invest (long and short) primarily in commodity futures contracts, options on futures contracts, options and swaps, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.  The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  If employed the Fund will be the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the adviser would be responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the adviser a fee for its services.  The adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the adviser unless it first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets.  It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

If employed by the Fund, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments.  These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI").  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports.  The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

Prior Performance Information – Toews Hedged Growth Allocation Strategy

The adviser is responsible for managing separate accounts for clients, a portion of which are invested in the "Hedged Growth Portfolio" strategy (the "Toews Growth Accounts").  This strategy employs the same features of the Toews Hedged Growth Allocation Fund's principal investment strategies, including investment in ETFs, U.S. and foreign common stock and fixed income securities (including high-yield debt instruments) and derivative instruments, including credit default swaps, as well as U.S. or foreign cash equivalents, using the adviser's investment principles. Consequently, the investment strategy employed by the Toews Growth Accounts is substantially similar to the investment strategy employed by the Fund.  The adviser has full discretionary authority over the selection of investments for the Toews Growth Accounts, and intends to use substantially the same goals and style of investment management in managing the Fund.  The Fund will have substantially the same investment objective, policies and strategies as the Toews Growth Accounts.

The information for the Toews Growth Accounts, which includes all substantially similar accounts, is provided to show the past performance of those accounts as measured against the specified benchmark and a blended index.  The performance of the Toews Growth Accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Toews Growth Accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things.  In addition, the Toews Growth Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Toews Growth Accounts during the periods shown.  Performance of the Fund for future periods will definitely vary, and some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The adviser provided the information shown below and calculated the performance information. The performance shown reflects composite performance of Toews IRMS Growth accounts from April of 1996 through September 2005 and the composite performance of Toews i-Vest Growth accounts from September 2005 through present.  The iVest program did not exist before 2005.  Investments used in iVest are generally ETFs and no load mutual funds.  The IRMS program generally consists of variable annuities contracts and is managed using available sub-accounts of the annuity.  Although they are the same strategy, performance is shown for iVest after 2005 because it is a better expression of Toews' management capability (selection of investments is not as limited as with annuities).  In addition, iVest is more similar to the Fund in end investor cost (annuities may have a variety of insurance features that may increase cost significantly). The Toews Growth Accounts' returns shown include realized and unrealized gains plus income, including accrued income.  These returns are shown net of all fees.  However, fees charged to Toews Growth Accounts, on average, were higher than the fees charged to the Fund.  Returns presented below, would be higher if they reflected the Fund's fees.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the Toews Growth Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The Toews Growth Accounts were valued on a daily basis.

Toews Growth Accounts (Hedged Growth Portfolio Strategy)

Average Annual Total Returns

For the periods ended June 30, 2011

	1 Year	5 Years	10 Years	Since Inception[1]
Toews Growth Accounts[2]	7.3%	8.6%	5.2%	7.2%
Standard & Poor's 500 Index[3]	30.5%	2.9%	2.69%	6.67%
Blended Index Benchmark[4]	32.3%	5.2%	5.0%	6.0%

1  The inception date for the Toews Growth Accounts is April 1, 1996.

2 As of June 30, 2011, the Toews Growth Accounts allocated to the Growth Strategy totaled $38.5 million.  This figure is taken from the combination of IRMS & iVest separate accounts allocated to the Growth Strategy.

3  The Standard & Poor's 500 Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry group representation, and is considered to be representative of the U.S. equity market.  Unlike a mutual fund, it does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

4 The Blended Index Benchmark is composed of 15% Morningstar Small-Cap Growth Index, 15% Morningstar Mid-Cap Growth, 20% Morningstar Large-Cap Growth Index, 30% MSCI EAFE Index and 20% Merrill Lynch U.S. High Yield Cash Pay Index.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

Change in Value of a $10,000 Investment in the Toews Hedged Growth Portfolio Strategy

Portfolio Performance
April 1, 1996 - June 30, 2011
30000
25000
20000
15000
10000
5000
3/31/1996
6/30/1997
9/30/1998
12/31/1999
03/31/2001
6/30/2002
9/30/2003
12/31/2004
3/31/2006
6/30/2007
9/30/2008
12/31/2009
3/31/2011
Portfolio Return
Benchmark Return

Prior Performance Information – Toews Hedged Emerging Markets Portfolio Strategy

The adviser is responsible for managing separate accounts for clients, a portion of which are invested in the "Emerging Markets Portfolio" strategy (the "Toews Emerging Markets Accounts").  This strategy employs the same features of the Toews Hedged Emerging Markets Fund's principal investment strategies, including investment in ETFs, U.S. and foreign common stock and fixed income securities (including high-yield debt instruments) and derivative instruments, including credit default swaps, as well as U.S. or foreign cash equivalents, using the adviser's investment principles. Consequently, the investment strategy employed by the Toews Emerging Markets Accounts is substantially similar to the investment strategy employed by the Fund.  The adviser has full discretionary authority over the selection of investments for the Toews Emerging Markets Accounts, and intends to use substantially the same goals and style of investment management in managing the Fund.  The Fund will have substantially the same investment objective, policies and strategies as the Toews Emerging Markets Accounts.

The information for the Toews Emerging Markets Accounts, which includes all substantially similar accounts, is provided to show the past performance of those accounts as measured against the specified benchmark and a blended index.  The performance of the Toews Emerging Markets Accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Toews Emerging Markets Accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things.  In addition, the Toews Emerging Markets Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Toews Emerging Markets Accounts during the periods shown.  Performance of the Fund for future periods will definitely vary, and some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The adviser provided the information shown below and calculated the performance information. The Toews Emerging Markets Accounts' returns shown include realized and unrealized gains plus income, including accrued income.  These returns are shown net of all fees.  However, fees charged to Toews Emerging Markets Accounts, on average, were higher than the fees charged to the Fund.  Returns presented below, would be higher if they reflected the Fund's fees.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the Toews Emerging Markets Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The Toews Emerging Markets Accounts were valued on a daily basis.

Toews Emerging Markets Accounts (Hedged Emerging Markets Portfolio Strategy)

Average Annual Total Returns

For the periods ended June 30, 2011

	1 Year	Since Inception[1]
Toews Emerging Markets Accounts[2]	5.8%	9.3%
MSCI Emerging Markets[3]	27.5%	1.1%

1 The inception date for the Toews Emerging Markets Accounts allocated to the growth strategy is May 1, 2008.

2 As of June 30, 2011, the Toews Emerging Markets Accounts allocated to the Emerging Markets Strategy totaled $969,982.  This figure is   taken from the iVest separate accounts allocated to the Emerging Markets Strategy.

3 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  Unlike a mutual fund, it does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

..

Change in Value of a $10,000 Investment in the Toews Hedged Emerging Markets Portfolio Strategy

Portfolio Performance
May 1, 2008 - June 30, 2011
15000
13000
11000
9000
7000
5000
3000
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Portfolio Return
Benchmark Return

NET ASSET VALUE

Shares of each Fund are sold at net asset value ("NAV").  The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  The NYSE is closed on weekends and New Year's Day, Market Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.   The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding.    The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund's securities are valued each day at the last quoted sales price on each security's primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued: at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  Each Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund's portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares

You may purchase shares of a Fund by sending a completed application form to the following address by either regular or overnight mail:

Toews Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-877-558-6397

Minimum and Additional Investment Amounts

The minimum initial investment to open an account for each Fund is $10,000 for regular accounts and for retirement plans (e.g., tax-deferred retirement programs, IRAs, etc.).  The minimum initial investment may be waived for clients of the Adviser.  The minimum subsequent investment is $100.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from each Fund.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the particular Fund. The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), each Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Purchase by Wire

If you wish to wire money to make an investment in a Fund, please call the Fund at 1-877-558-6397 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. Each Fund normally will accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase through Brokers

You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plan

 You may participate in a Fund's Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-558-6397 for more information about the Fund's Automatic Investment Plan.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans.  Please call the Fund at 1-877-558-6397 the most current listing and appropriate disclosure documentation on how to open a retirement account.

Anti-Money Laundering Regulations

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:
  the name of the Fund;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  check payable to the applicable Fund

REDEMPTIONS

Written Redemption Requests:  You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Toews Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-877-558-6397

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-877-558-6397.  The redemption proceeds normally will be sent by mail, wire or electronic transfer within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions by Wire/Electronic Funds Transfer

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is greater than $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued at the Fund's NAV.  A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-558-6397.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, redemption proceeds will be withheld by the Fund until after the check has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record, be paid to someone other   than the record owner(s), if the address was changed within the last 30 days, or if the proceeds of a requested   redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Funds to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $10,000, your Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice, your account could be closed.  After the notice period, the Fund may, redeem all of your shares and close your account by sending you a check to the address of record.  The account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.

EXCHANGES

The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your Shares of one Fund for Shares of another Fund at no cost to you and without paying any sales charge.

 If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

•

current Fund's name;

•

account names and numbers;

•

name of the Fund you wish to exchange your shares into;

•

the amount you wish to exchange;

•

specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

•

signatures of all registered owners.

To exchange shares by telephone, you should call 1-877-558-6397 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

 Systematic Exchange Program

The Systematic Exchange Program allows you to make regular, systematic exchanges among like classes of shares from one Fund account into another Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Limitation on Purchases, Redemptions and Exchanges

Purchases or sales of shares of the Funds and exchanges between Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions or exchanges create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds or the exchange privilege for any shareholder making frequent purchases or sales or exchanges. The Funds may also modify or revoke the exchange privilege for all shareholders upon sixty days' written notice.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund, except the Toews Hedged High Yield Bond Fund, intends to distribute substantially all of its net investment income at least annually and net capital gain annually, typically in December.  The Toews Hedged High Yield Bond Fund intends to make such distributions monthly. The distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are generally exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

The Funds may invest in complex securities and derivatives which may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each sale or exchange of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of a Fund's shares.  You should consult your own tax adviser to determine the tax consequences of owning the Fund's shares.

MARKET TIMING

The Funds discourage and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.  The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with a Fund.

Although the Funds attempt to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that the Funds will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. However, each Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.  If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor:

Northern Lights Distributors, LLC (the "Distributor"), 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Fund Administrator, Fund Accountant and Custody Administrator:

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788, serves as fund administrator, fund accountant and custody administrator to the Fund.

Transfer Agent:  Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 serves as transfer agent to the Fund.

Custodian:  The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, serves as Custodian for the Fund's cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Toews Hedged Emerging Markets Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker, LLP, whose report, along with the Funds' financial statements, are included in the Funds' April 30, 2011 annual report, which is available upon request.

Toews Hedged Emerging Markets Fund

Selected data based on a share outstanding throughout each period

	For the Year	For the Period
	ended	ended
	April 30, 2011	April 30, 2010*

Net asset value, beginning of period	$ 12.85	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	0.02	(0.01)
Net realized and unrealized gain on investments	0.05	2.92
Total from investment operations	0.07	2.91

LESS DISTRIBUTIONS:
From net investment income	-	(0.06)
From net realized gains on investments	(0.83)	-
Total distributions	(0.83)	(0.06)

Net asset value, end of period	$ 12.09	$ 12.85

Total return (b)	0.47%	29.12%	(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 38,760	$ 69,277
Ratios to average net assets
Expenses, net of reimbursement (c)	1.50%	1.50%	(d)
Expenses, before reimbursement (c)	1.76%	1.78%	(d)
Net investment loss, net of reimbursement (c) (e)	0.20%	(0.07)%
Net investment loss, before reimbursement (c) (e)	(0.06)%	(0.35)%
Portfolio turnover rate	419%	206%

*The Fund commenced operations on May 15, 2009.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Does not include expenses of the investment companies in which the Fund invests.
(d) Annualized for periods of less than one year.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

Toews Hedged Growth Allocation Fund

Selected data based on a share outstanding throughout the period

For the Period
ended
April 30, 2011*

Net asset value, beginning of period	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)	0.10
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.91

LESS DISTRIBUTIONS:
From net investment income	(0.07)
From net realized gains on investments	-
Total distributions	(0.07)

Net asset value, end of period	$ 10.84

Total return (b) (f)	9.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 38,382
Ratios to average net assets
Expenses, net of reimbursement (c) (d)	1.25%
Expenses, before reimbursement (c) (d)	1.62%
Net investment loss, net of reimbursement (c) (e)	1.32%
Net investment loss, before reimbursement (c) (e)	0.95%
Portfolio turnover rate (f)	246%

*The Fund commenced operations on August 2, 2010.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

Toews Hedged High Yield Bond Fund

Selected data based on a share outstanding throughout the period

For the Period
ended
April 30, 2011*

Net asset value, beginning of period	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)	0.56
Net realized and unrealized gain on investments	0.68
Total from investment operations	1.24

LESS DISTRIBUTIONS:
From net investment income	(0.54)
From net realized gains on investments	(0.01)
Total distributions	(0.55)

Net asset value, end of period	$ 10.69

Total return (b) (f)	12.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 29,726
Ratios to average net assets
Expenses, net of reimbursement (c) (d)	1.25%
Expenses, before reimbursement (c) (d)	1.75%
Net investment income, net of reimbursement (c) (e)	6.02%
Net investment income, before reimbursement (c) (e)	5.52%
Portfolio turnover rate (f)	178%

*The Fund commenced operations on June 4, 2010.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

Toews Hedged International Developed Markets Fund

Selected data based on a share outstanding throughout the period

For the Period
ended
April 30, 2011*

Net asset value, beginning of period	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	0.00**
Net realized and unrealized gain on investments	0.87
Total from investment operations	0.87

LESS DISTRIBUTIONS:
From net investment income	(0.06)
From net realized gains on investments	(0.03)
Total distributions	(0.09)

Net asset value, end of period	$ 10.78

Total return (b) (f)	8.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 26,318
Ratios to average net assets
Expenses, net of reimbursement (c) (d)	1.25%
Expenses, before reimbursement (c) (d)	1.84%
Net investment loss, net of reimbursement (c) (e)	(0.02)%
Net investment loss, before reimbursement (c) (e)	(0.61)%
Portfolio turnover rate (f)	529%

*The Fund commenced operations on June 4, 2010.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.
** Per share amount represents less than $0.01 per share.

Toews Hedged Large Cap Fund

Selected data based on a share outstanding throughout the period

For the Period
ended
April 30, 2011*

Net asset value, beginning of period	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.11)
Net realized and unrealized gain on investments	1.72
Total from investment operations	1.61

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gains on investments	(0.45)
Total distributions	(0.45)

Net asset value, end of period	$ 11.16

Total return (b) (f)	16.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 23,998
Ratios to average net assets
Expenses, net of reimbursement (c) (d)	1.25%
Expenses, before reimbursement (c) (d)	1.85%
Net investment loss, net of reimbursement (c) (e)	(1.15)%
Net investment loss, before reimbursement (c) (e)	(1.76)%
Portfolio turnover rate (f)	0%

* The Fund commenced operations on June 4, 2010.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

Toews Hedged Small & Mid Cap Fund

Selected data based on a share outstanding throughout the period

For the Period
ended
April 30, 2011*

Net asset value, beginning of period	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.11)
Net realized and unrealized gain on investments	2.22
Total from investment operations	2.11

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gains on investments	(0.37)
Total distributions	(0.37)

Net asset value, end of period	$ 11.74

Total return (b) (f)	21.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 34,909
Ratios to average net assets
Expenses, net of reimbursement (c) (d)	1.25%
Expenses, before reimbursement (c) (d)	1.71%
Net investment loss, net of reimbursement (c) (e)	(1.16)%
Net investment loss, before reimbursement (c) (e)	(1.62)%
Portfolio turnover rate (f)	0%

*The Fund commenced operations on June 4, 2010.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

TOEWS FUNDS

Adviser	Toews Corporation Cornerstone Commerce Center 1201 New Road, Suite 111 Linwood, NJ 08221
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263

Additional information about the Funds, including each Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings, is included in the Funds' Statement of Additional Information dated September 1, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about each Fund's policies and management.  Additional information about each Fund's investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Funds, or to make shareholder inquires about the Funds, please call 1-877-558-6397or visit www.ToewsCorp.com.  You may also write to:

Toews Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of each Fund's information at the SEC's Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File #811-21720

Toews Funds • 4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-877-558-6397

CIFG MAXBALANCEDSM FUND

A Series of Northern Lights Fund Trust

CLASS A SHARES: CAWAX

CLASS I SHARES: CAWIX

 CIFG MAXOPPSM FUND

A Series of Northern Lights Fund Trust

CLASS A SHARES: COPAX

CLASS I SHARES: COPIX

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the relevant class of the CIFG MaxBalancedSM Fund and the CIFG MaxOppSM Fund (each a “Fund” and together the "Funds") dated September 1, 2011 .  You can obtain copies of the Funds’ Prospectus for each share class, annual or semiannual report without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling toll-free 1-877-362-2434. You may also obtain a Prospectus by visiting www.cifgfunds.com.

THE FUNDS
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER AND SUB-ADVISER
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANICAL STATEMENTS
APPENDIX –ADVISER'S PROXY VOTING POLICIES AND PROCEDURES

THE FUNDS

CIFG MaxBalancedSM Fund and the CIFG MaxOppSM Fund are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest.  All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund currently offers two classes of shares: Class A and Class I shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different investment minimums, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Capstone Investment Financial Group, Inc. (the “Adviser”) is the Funds’ investment adviser.  The Funds’ investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Fund Summary” in the Prospectus.  Each Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days notice of such a change.

The following information describes securities in which the Funds may invest and their related risks.

EQUITY SECURITIES

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Funds may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Income Trusts

The Funds may invest in income trusts which are investment trusts that hold assets that are income producing.  The income is passed on to the "unitholders."  Each income trust has an operating risk based on its underlying business.  The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses.  Shares or "trust units" are traded on securities exchanges just like stocks.  Income is passed on to the investors, called unitholders, through monthly or quarterly distributions.  Historically, distributions have typically been higher than dividends on common stocks.  The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business.  This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets.  Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital.  If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value.  Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase.  Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it.  In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value.  Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued.  Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts.  Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Publicly Traded Partnerships

The Funds may invest in publicly traded partnerships ("PTPs").  PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock.  PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Publicly traded partnerships are also called master limited partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in a PTP, he or she becomes a limited partner.  PTPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may "roll up" into a single PTP.  A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt.  A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, PTP's which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively.  PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

DERIVATIVES

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Funds’ open positions in futures contracts, the Funds would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, have filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

Options On Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Funds’ obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is a ffected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be a ffected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading v olume ; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Funds’ ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Funds.  Inasmuch as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Funds bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Funds’ securities that would result in a loss on both such securities and the options on stock indices acquired by the Funds.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Funds are unable to close out a call option on securities that it has written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Funds were unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds’ assets to cover or segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds writes a dealer option, the Funds may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds’ limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Funds the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Funds do not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements

The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

Whether the Fund's use of swap agreements enhance the Funds’ total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds’ adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risks.

When the adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Funds may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Funds.  Derivatives are used to limit risk in the Funds or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Funds worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Funds define to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds’ portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Funds as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Funds determine that an investment in any such type of obligation is consistent with the Funds’ investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Funds may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Funds invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

The Funds define preferred stock as form of fixed income security because it has similar features to other forms of fixed income securities.  Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Funds’ adviser may incorrectly analyze the security, resulting in a loss to the Funds.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Funds.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Funds may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Foreign Securities

The Funds may invest in securities of foreign issuers and exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Funds’ currency exchange transactions do not fully protect the Funds against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Funds will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Funds invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Funds may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts.  The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Illiquid and Restricted Securities

The Funds may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Trust's Board, the adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer ; and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Funds adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Investment Companies

The Funds may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Funds have received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions:  when the Funds exercise voting rights, by proxy or otherwise, with respect to investment companies owned by the Funds, the Funds will either seek instruction from the Funds’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Funds in the same proportion as the vote of all other holders of such security.

Further, the Funds may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

The Funds and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Funds only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Funds in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Funds’ total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Funds may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Funds and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Funds may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Funds may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.  An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®.  The Funds expect to use EFT’s as part of its overall investment strategy and as part of its hedging strategy.  To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse EFTs are funds designed to rise in price when stock prices are falling.  Additionally, inverse EFT’s may employ leverage which magnifies the changes in the underlying stock index upon which they are based.  Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%).  ETFs generally have two markets.  The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated.  ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Funds invest in a sector product, the Funds are subject to the risks associated with that sector.

The Funds could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Funds. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Funds’ direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, adversely affecting the Funds’ performance.

ETFs may also include high beta index funds (“HBIFs”), which track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.  On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis.  For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

Lending Portfolio Securities

For the purpose of achieving income, the Funds may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Funds may at any time call the loan and obtain the return of securities loaned, (3) the Funds will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Funds.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds are seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Funds’ adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Fund agrees to purchase the securities. The Fund do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Funds’ net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Funds contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds.

1.  Borrowing Money.  The Funds will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made.

2.  Senior Securities.  The Funds will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Funds’ engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Funds will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Funds will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Funds will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Funds will not invest 25% or more of its total assets in a particular industry or group of industries.  The Funds will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Funds will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Funds will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  Each Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, each Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Each Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, each Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser and Sub-Adviser.  Personnel of the Funds’ adviser and sub-adviser, including personnel responsible for managing each Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the adviser and sub-adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for each Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Union Bank, National Association is the custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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BBD, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of each Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to each Fund’s portfolio holdings in connection with the review of each Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with each Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of 3 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board 2 other fund board s.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of 6 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, CFE, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of 2 other mutual fund board s outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
L. Merill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

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*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

***The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 20 1 0.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of August 19th the Trustees and officers, as a group, owned no shares of the Funds and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of August 1 9, 2011 , the following shareholders of record owned 5% or more of the outstanding shares of the CIFG MaxBalancedSM Fund’s and CIFG MaxOppSM Fund’s Class A and I shares.

CIFG MaxBalancedSM Fund	Shares	Percentage of Fund
Class A Shares Charles Scwhab 101 Montgomery St San Francisco, CA 94104 Ameritrade PO Box 2226 Omaha, NE 68103-2226 Class I Shares Ameritrade PO Box 2226 Omaha, NE 68103-2226	254,577 147,601 601,949	47.74% 27.68% 90.04%

CIFG MaxOppSM Fund	Shares	Percentage of Fund

Class A Shares

Charles Scwhab

101 Montgomery St

San Francisco, CA 94104

Ameritrade

PO Box 2226

Omaha, NE 68103-2226

Class I Shares

Ameritrade

PO Box 2226

Omaha, NE 68103-2226

Charles Schwab

101 Montgomery St

San Francisco, CA 94104

Foliofn Investments Inc.

8180 Greensboro Drive, 8th Floor

Mclean, VA 22102

	417,391 50,532 71,719 7,425 4,488	84.77% 10.26% 80.45% 8.33% 5.03%

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903 serves as investment adviser to the Funds.  Subject to the supervision and direction of the Trustees, the Adviser manages the Funds’ securities and investments in accordance with each Fund’s stated investment objectives, policies and restrictions, makes investment decisions and places orders to purchase and sell securities on behalf of the Funds.  The Adviser was established in 2009 and advises individuals, corporations, pension plans and a private investment fund.  As of April 3 0, 2011 , it had $ 44 million in assets under management. Theodore Schwartz is deemed to control the Adviser by virtue of his ownership of over 25% of the shares of the Adviser's parent company.  The fee paid to the Adviser is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Funds and the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement for the CIFG MaxBalancedSM Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on February 25, 2010 and the Advisory Agreement for the CIFG MaxOppSM Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 20, 2010.

During the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid $134,569 and $64,643 in advisory fees, respectively and the Adviser waived all of these fees. Pursuant to the Advisory Agreement, the Adviser receives a fee at the annual rate of 1.00% of each Fund’s average daily net assets, computed daily and payable monthly.  The Adviser has entered into an expense limitation agreement with each Fund to reduce its fees and to reimburse expenses, at least until August 31, 2012 , such that Total Annual Fund Operating Expenses Net of Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.70% and 1.60% for Class A shares and 1.45% and 1.35% for Class I shares, respectively subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing each Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for each Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of each Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of Trustees and officers of the Funds who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub- Adviser

The Advisor has engaged Dunn Warren Investment Advisors, LLC (the “Sub-Adviser”), 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 81000 serves as sub-adviser to the Funds. The Sub-Advisor is an independent and privately owned registered investment advisory firm whose business includes two areas: (i) professional management of equity portfolios for investors and (ii) investment research serviced for numerous broker-dealers and large institutions around the world.

The Sub-Advisory Agreement provides that the Sub-Advisor will formulate and implement a continuous investment program for the Fund, in accordance with each Fund’s objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor will, subject to the supervision and control of the Advisor, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Funds, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisor is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. The Advisor will pay the Sub-Advisor an annual advisory fee equal to 0.125% and 0.875% of the CIFG MaxBalancedSM Fund’s and CIFG MaxOppSM Fund’s average daily net assets, respectively.

The Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's Proxy Voting Policies is attached hereto as an Appendix.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-888-571-3713; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-571-3713 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of each Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of each Fund’s shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
CIFG MaxBalancedSM Fund	$8,231	$0	$0	*
CIFG MaxOppSM Fund	$758	$0	$0	*

                                                               *The Distributor received $3,460 from the adviser as compensation for its distribution services to the Funds.

                                                                The Distributor also received 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares (the "Plan") pursuant to which the Funds pay fees to the Distributor for providing distribution and/or shareholder services to the Funds.  Under the Plan, Class A shares of the Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the average net assets of Class A shares as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal period ended April 30, 2011 the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid $14,139 and $14,078 in distribution related fees, respectively,  pursuant to the Plan. For the fiscal period indicated below, the Funds paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Fund Shares During the Fiscal Period Ended April 30, 2011
	Total Dollars Allocated
	CIFG MaxBalancedSM Fund	CIFG MaxOppSM Fund
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$1,414	$1,408
Payment to dealers	$12,725	$12,670
Compensation to sales personnel	None	None
Other	None	None
Total	$14,139	$14,078

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of a Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Manager in addition to those of the Funds and assets under management in those accounts as of April 3 0, 2011 :

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Theodore Schwartz	0	N/A	0	$ 44,000,000	0	N/A

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Funds.  The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Funds as of April 30, 2011:

Name of Portfolio Manger	Dollar Range of Equity Securities in the Funds
Theodore Schwartz	Over $100,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers, who are employees of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for a Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.  In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than a Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

For the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid brokerage commissions of $40,096 and $36,726, respectively.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  Each Fund’s portfolio turnover rate is expected to be above 100% annually. For the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund portfolio turnover rates were 136% and 159%, respectively.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Funds is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on February 25, 2010 for the CIFG MaxBalancedSM Fund and was approved on May 20, 2010 for the CIFG MaxOppSM Fund.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Funds, during its first year of operations, by the Administrator, each Fund pays the Administrator a fund administration fee equal to the greater of $ 40, 000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.   For the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid $49,950 and $29,882, respectively, for administrative fees.

Fund Accounting

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds by the Fund Accounting Service Agreement, the Funds pays the Fund Accountant, during its first year of operations, an annual fee of $2 7, 0 00 per fund portfolio, plus, after the first year, $5,400 for each additional share class above one, plus, $ 6, 0 00 for bond fund charges, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Discounts are based on service fee minimums only. The Funds also pays the Administrator for any out-of-pocket expenses. For the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid $32,918 and $22,193, respectively, for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Funds.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the services rendered to the Funds, during its first year of operations, the Funds pay the Transfer Agent an annual fee equal to the greater of $1 8, 0 00 per share class or $16.00 per account per share class. The Funds also pay the Transfer Agent for any out-of-pocket expenses. For the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid $35,147 and $31,192, respectively, for transfer agency fees.

Custodian

Union Bank, National Association, (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian's principal place of business is 350 California Street, 6th Floor, San Francisco, California 94104.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  Each Fund pays a compliance service fee to NLCS. For the fiscal period ended April 30, 2011, the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund paid $11,748 and $4,670, respectively, for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of a Fund's shares, by class, is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder's shares in a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

A Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

A Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases a Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as each Fund’s independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended April 30, 2011.   You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-362-2434.

APPENDIX

Proxy Policy

Capstone Investment Financial Group, Inc. maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.  CIFG will vote proxies on behalf of the Capstone MaxBalancedSM Fund and will not vote proxies on behalf of its other clients. Its proxy voting procedures for the Fund is described in detail below.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

CIFG has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

CIFG has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective on February 22, 2010.

I.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•

Proxy proposals that are to be considered on a case-by-case basis,

•

Proxy proposals that Adviser generally abstains from voting on, and

•

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Theodore Schwartz

Proxy Committee shall be comprised of the following person(s):

1)  Theodore Schwartz

2)  Timothy Lawrence

3)  James Cornehlsen

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals

shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

PRINCIPLES AND GUIDELINE

Principles

CIFG’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. CIFG will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, CIFG’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which CIFG votes.  CIFG will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Guidelines

Routine Business Decisions and Director Related Proposals

Adviser votes for:

a)

Name changes

b)

Directors in uncontested elections

c)            Elimination/limitation of directors’ liability

c)

Indemnification of directors

d)

Reincorporation that is not a takeover defense

Adviser considers on a case-by-case basis:

a)

Directors in contested elections

b)

Approval of auditors.

Corporate Governance

Adviser votes for:

a)

Majority independent board

b)

Audit, compensation & nominating committees that are comprised exclusively of independent directors

c)

Minimum director share ownership

d)

Separate offices of chairperson and CEO

e)

Limitation on number of other board seats

f)

Confidential voting

g)

Shareholders’ ability to remove directors

h)

Shareholder right to call special meeting

  Adviser votes against:

a)

Supermajority vote requirements

b)

Limiting directors’ tenure

c)

Restrictions on shareholders to act by written consent

  Adviser considers on a case-by-case basis:

a)

Shareholder proposals

b)

Dissident proxy battle

Director and Executive Compensation

  Adviser votes for:

a)

Disclosure of executive compensation Adviser votes against:

b)

Golden and tin parachutes

Adviser considers on a case-by-case basis:

a)

Restricting executive compensation

b)

Executive compensation plans

c)

Establish/Increase share option plans for directors and executives

Take-Over Defense

  Adviser votes against:

a)

Reincorporation to prevent takeover

b)

Issue new class of common stock with unequal voting rights

c)

Adoption of fair price amendments

d)

Establish a classified (or “staggered”) board of directors

e)

Eliminating cumulative voting

f)

Poison pills

g)

Blank check preferred stock

Capital Structure

Adviser votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

Adviser votes against:

a)

Unequal voting rights, such as dual class of stock

b)

Pre-emptive rights

Adviser considers on a case-by-case basis:

a)

Increase preferred stock

b)

Blank check preferred stock (not for takeover defense)

c)

Restructuring plans

Other Shareholder Value Issues

Adviser votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

Adviser votes against:

a)

Greenmail

Adviser considers on a case-by-case basis:

a)

Mergers and acquisitions

b)

Spin-offs and asset sales

Corporate, Social and Environmental Policy Proposals

As noted above, CIFG’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, CIFG will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Adviser may vote on a case-by-case basis.

Proposals Specific to Mutual Funds

CIFG serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of CIFG to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Conflicts of Interest

On occasion, a conflict of interest may exist between CIFG and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, CIFG is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, CIFG will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, CIFG may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, CIFG will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

Obtaining More Information

Funds, Portfolios and clients may obtain a record of Adviser’s proxy voting, free of charge, by calling 1-877-362-2434.

These policies and procedures may also be found in CIFG’s Form ADV, Part II and supporting schedules.

Procedures and Recordkeeping

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located

A Security Cross Reference report is run as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.

Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and voted according to CIFG’s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into CIFG after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the CCO as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the CCO, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

The proxies will generally be voted in accordance with the principles and guidelines described in Adviser’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, they will be voted on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the proxies have been voted, they will be processed. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The CCO or his designee then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

Adviser’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

Should CIFG receive any requests from clients regarding proxy voting, the CCO or his designee will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

CIFG will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how CIFG voted a client’s proxies, and that clients may request a copy of these policies and procedures.

A-

THE COLLAR FUND

A Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Collar Fund (the “Fund”) dated September 1, 2011, and the Annual Report to Shareholders dated April 30, 2011.   C opies of these documents may  be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-888-5-COLLAR (1-888-526-5527).

THE FUND

TYPES OF INVESTMENTS

INVESTMENT RESTRICTIONS

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

MANAGEMENT

CONTROL PERSONS AND PRINCIPAL HOLDERS

INVESTMENT ADVISER

THE DISTRIBUTOR

PORTFOLIO MANAGERS

ALLOCATION OF PORTFOLIO BROKERAGE

PORTFOLIO TURNOVER

OTHER SERVICE PROVIDERS

DESCRIPTION OF SHARES

ANTI-MONEY LAUNDERING PROGRAM

PURCHASE, REDEMPTION AND PRICING OF SHARES

TAX STATUS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

LEGAL COUNSEL

APPENDIX A

THE FUND

  The Collar Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series consisting of a single class of shares. The Fund’s investment objective, restrictions and policies are more fully described here and in the Fund’s Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Fund’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies.

The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Securities Options

 The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

 The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed (or will file prior to the commencement of the use of futures contracts and/or options thereon) with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not, or will not be, subject to registration or regulation as a commodity pool operator.

Structured Notes, Bonds and Debentures.

The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Adviser also anticipates that the Fund will employ "short selling" for both (1) investment purposes and (2) for defensive purposes as a hedging strategy.  For investment purposes, when the Adviser believes that particular company or sector is relatively overvalued, the Fund will sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund.  For defensive purposes, when the Adviser believes that a security or group of securities in the Fund is susceptible to a decline in value, the Fund will sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund's portfolio of securities.  A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  A short position in a security poses more risk than holding the same security long.  Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited.

To the extent that the Fund uses short sales as a hedging technique, the Fund is subject to correlation risk.  Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to the Fund of a short sale, or there may be no correlation at all.  It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund's potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that the Fund may be required to make with respect to the borrowed securities.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.  The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Borrowing and Leverage

The Adviser anticipates that the Fund will employ “leverage” by borrowing from banks, up to 10% of the value of Fund assets, and using the proceeds of the borrowings to make additional investments.  The use of "leverage" by the Fund will involve costs to the Fund including interest expense.  While the Adviser expects leverage to create an opportunity for increased returns, it also creates risk of significant losses if the amount of income and appreciation from these additional leverage-financed investments do not exceed the Fund's leverage-related costs.  The use of leverage as strategy may also mean that the Fund might have to liquidate securities to cover its leverage related costs or repay principal.  The use of leverage will tend to amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund or the underlying investment companies in which the Fund invests to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.  The use of leverage by underlying investment companies may also cause the Fund to indirectly bear higher expenses (interest expenses) than those of equity mutual funds that do not invest in underlying investment companies that use such techniques.  The Fund may also invest in securities or derivative instruments which magnify relatively small movements in reference securities or indices such that the Fund experiences a relatively large change in value.  Depending on market or other conditions, these liquidations could be disadvantageous to the Fund.  Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value.

During periods in which the Fund is utilizing financial leverage in the form of borrowing, the fees which are payable to the Advisor as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Union Bank, N.A.  Union Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Tait, Weller & Baker LLP.  Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine, LLP.  Thompson Hine, LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

 The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of 3 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 3 other fund board s.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund board s.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a holds Certified Public Accountant designation and serves as a member of 6 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of 2 other mutual fund board s outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  During the past fiscal year, the Audit Committee held twelve meetings.

  Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

_______________

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

***The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of August 8, 2011, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns,   either directly or indirectly,  more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of August 8, 2011, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

	Shares	Percentage of Fund
Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94104 -4122	1,494,073	31.04%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Summit Portfolio Advisors, LLC ("Adviser" or "Summit"), located at P.O. Box 775187, Steamboat Springs, Colorado 80477, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 26, 2009 and renewed by the Board of the Trust at a meeting held on February 23, 2011.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
The Collar Fund	0.95% of the Fund’s average daily net assets

The Adviser has agreed to waive its advisory fees until January 1, 2013 so that such fees, on an annual basis, do not exceed 0.49% of the Fund’s average daily net assets that exceed $50 million. During the fiscal year ended April 30, 2010, the Fund paid $96,851 in advisory fees.   During the fiscal year ended April 30, 2011, the Fund paid $ 394,819 in advisory fees net of fee waiver. Under the Investment Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Advisor pays all operating expenses of the Funds, with the exception of taxes, borrowing expenses, brokerage commissions and extraordinary expenses.

The Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote, or cause to be voted, proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-888-526-5527 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
The Collar Fund	$0	$0	$0	*

* The Distributor received $14,882 from the Adviser as compensation for its distribution services to the Funds.

PORTFOLIO MANAGER S

Joseph Schwab, Elizabeth Uhl and Thomas Schwab (collectively, the “Investment Team”) are jointly and primarily responsible for the day-to-day management of the Fund.  As of August 1, 2011, the investment team was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Investment Team
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	None	$0	None	$0

Conflicts of Interest

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

Compensation.

Each portfolio manager receives a fixed salary based on tenure, experience, contribution to the management process including investment ideas and recommended actions, trading and compliance responsibilities and may be eligible for a discretionary bonus.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by each of the Portfolio Managers in the Fund as of August 16, 2011.

Name of Portfolio Manger	Dollar Range of Equity Securities in The Collar Fund
Joseph Schwab	$1-$10,000
Elizabeth Uhl	$10,001-$50,000
Thomas Schwab	$500,001-$1,000,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal year ended April 30, 2010, the Fund paid brokerage commissions of $20,096. For the fiscal year ended April 30, 2011, the Fund paid brokerage commissions of $ 29,804.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

For the fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 0.46%.  For the fiscal year ended April 30, 2011, the Fund’s portfolio turnover rate was 101.33%.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement between GFS and the Trust was initially approved by the Board at a meeting held on March 23, 2005, and later re-approved to add the Fund at a meeting held on March 26, 2009.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to the greater of a minimum fee of $36,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $30,000 in administrative fees. For the fiscal year ended April 30, 2011, the Adviser paid $41,794 for administrative fees for the Fund.

Fund Accounting

The Administrator, pursuant to a Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund under a Fund Accounting Service Agreement, the Fund pays the Administrator an annual fee of $24,300, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $20,293 for fund accounting fees. For the fiscal year ended April 30, 2011, the Adviser paid $27,248 for fund accounting fees for the Fund.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $16,200 or $16.00 per account. The Fund also pays the Administrator for any out-of-pocket expenses.  For the fiscal period ended April 30, 2010, the Fund paid $12,246 for transfer agency fees. For the fiscal year ended April 30, 2011, the Adviser paid $21,949 for transfer agency fees for the Fund.

Custodian

Union Bank, N.A.  (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian 's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 350 California Street 6th Floor, San Francisco, California  94104.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal period ended April 30, 2010, the Fund paid $10,151for compliance service fees.  For the fiscal year ended April 30, 2011, the Adviser paid $6,750 for compliance services for the Fund.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.  The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

 PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

  The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss.  Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

 FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended April 30, 2011.    You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-899-2726.

APPENDIX A

Summit Portfolio Advisors, LLC

PROXY VOTING PROCEDURES

Pursuant to rules established by the SEC under the 1940 Act Summit has adopted formal, written guidelines for proxy voting.  Summit will implement voting policies and decisions for all securities held by the Fund.

Proxy voting will be carried out with the overall goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Each proxy vote will be evaluated individually and voted based on the spirit of the above mentioned goals.

3.1

Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by Funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended June 30.    The Form must be filed not later than August 31 of each year.

Summit understands that it is responsible for collecting the information necessary so that the Fund Administrator can file Form N-PX.

Summit’s compliance officer shall for the 12-month period ended June 30 complete Form N-PX.  Completed Form N-PX shall be sent to the Fund’s Administrator who shall file Form N-PX with the SEC.

3.2

Proxy Procedure

Summit has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

A.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•

Proxy proposals that are to be considered on a case-by-case basis,

•

Proxy proposals that Summit generally abstains from voting on, and

•

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Phil Diamond.

Proxy Committee shall be comprised of the following person(s):

Phil Diamond

Ryan Long

Todd Sakoda

Brent Hicks

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals

shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

B.

PRINCIPLES AND GUIDELINE S

Principles

Proxy voting will be carried out with the overall goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Each proxy vote will be evaluated individually and voted based on the spirit of the above mentioned goals.

Summit will vote proxies in the best interests of the Fund and its clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below.  Because of the extenuating circumstances associated with specific proxy issues, Summit’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which Summit votes.  Summit will also act, in our best judgment, on behalf of the Fund and its clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Guidelines

Routine Business Decisions and Director Related Proposals

❖

Advisor votes for:

▪

Name changes

▪

Directors in uncontested elections

▪

Elimination/limitation of directors’ liability

▪

Indemnification of directors

▪

Reincorporation that is not a takeover defense

❖

Advisor considers on a case-by-case basis:

▪

Directors in contested elections

▪

Approval of auditors.

Corporate Governance

❖

Advisor votes for:

▪

Majority independent board

▪

Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

▪

Separate offices of chairperson and CEO

▪

Limitation on number of other board seats

▪

Confidential voting

▪

Shareholders ’ ability to remove directors

▪

Shareholder right to call special meetings

❖

Advisor votes against:

▪

Supermajority vote requirements

▪

Limiting directors ’ tenure

▪

Restrictions on shareholders to act by written consent

❖

Advisor considers on a case-by-case basis:

▪

Shareholder proposals

▪

Dissident proxy battle

Director and Executive Compensation

❖

Advisor votes for:

▪

Disclosure of executive compensation

❖

Advisor votes against:

▪

Golden and tin parachutes

❖

Advisor considers on a case-by-case basis:

▪

Restricting executive compensation

▪

Executive compensation plans

▪

Establish/Increase share option plans for directors and executives

Take-Over Defense

❖

Advisor votes against:

▪

Reincorporation to prevent takeover

▪

Issue new class of common stock with unequal voting rights

▪

Adoption of fair price amendments

▪

Establish a classified (or “staggered”) board of directors

▪

Eliminating cumulative voting

▪

Poison pills

▪

Blank check preferred stock

Capital Structure

❖

Advisor votes for:

▪

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

▪

Share repurchase programs (when all shareholders may participate on equal terms)

❖

Advisor votes against:

▪

Unequal voting rights, such as dual class of stock

▪

Pre-emptive rights

❖

Advisor considers on a case-by-case basis:

▪

Increase preferred stock

▪

Blank check preferred stock (not for takeover defense)

▪

Restructuring plans

Other Shareholder Value Issues

❖

Advisor votes for:

▪

Employee stock ownership plans (ESOPs)

▪

Employee stock purchase plans

▪

401(k) plans

❖

Advisor votes against:

▪

Greenmail

❖

Advisor considers on a case-by-case basis:

▪

Mergers and acquisitions

▪

Spin-offs and asset sales

Corporate, Social and Environmental Policy Proposals

As noted above, Summit’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, Summit will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Summit may vote on a case-by-case basis.

C.

Conflicts of Interest

On occasion, a conflict of interest may exist between Summit and the Fund and its clients regarding the outcome of certain proxy votes.  In such cases, Summit is committed to resolving the conflict in the best interest of the Fund and its clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Summit will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, Summit may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Summit will take any of the following courses of action to resolve the conflict:

❖

Disclose the conflict to the Fund and its clients and obtain consent before voting;

❖

Suggest that the Fund and its clients engage another party to determine how the proxy should be voted; or

❖

Vote according to the recommendation of an independent third party, such as a:

▪

proxy consultant;

▪

research analyst;

▪

proxy voting department of a mutual fund or pension fund; or

▪

compliance consultant.

D.

Obtaining More Information

The Fund and its clients may obtain a record of Summit’s proxy voting, free of charge, by calling 1-888-526-5527.

3.3

Mutual Fund Proxy (Mirror) Voting

Summit serves as investment adviser to Funds that invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act, to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in the above proxy voting procedures, for all proxies received from any Underlying Funds, it is the policy of Summit to vote them in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Therefore, when voting the proxy of an Underlying Fund, the proxy voting form letter below will be attached to the ballot.

CMG ABSOLUTE RETURN STRATEGIES FUND

A Series of Northern Lights Fund Trust

CLASS A SHARES

CLASS C SHARES

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of the CMG Absolute Return Strategies Fund (the "Fund") dated September 1, 2011.  You can obtain copies of the Fund's prospectus, annual or semiannual report without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-866-CMG-9456.  You may also obtain a prospectus by visiting our website at www.cmgarsfunds.net.

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER AND SUB-ADVISERS
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANICAL STATEMENTS
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B –ADVISER'S PROXY VOTING POLICIES AND PROCEDURES

 THE FUND

The CMG Absolute Return Strategies Fund (the "Fund") is a non-diversified series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers two classes of shares: Class A and Class C shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

CMG Capital Management Group, Inc. (the “Adviser”) is the Fund's investment adviser.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus.  The Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The following information describes securities in which the Fund may invest.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Foreign Securities

General.  The Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Debt Securities

The Fund may invest in debt securities, including non-investment grade debt securities.    The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000 ($250,000 through December 31, 2013). The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 ($250,000 through December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 ($250,000 through December 31, 2013), the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA or FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not o, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

    Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by an Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that an Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the  Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, an Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund's adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the adviser of the Fund  may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the adviser of an Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may, from time to time, make available month end portfolio holdings information on its website at www.cmgarsfunds.net.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Fifth Third Bank.  Fifth Third Bank is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

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BBD, LLP.  BBD, LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

 The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Trust has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of 3 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 3 other fund board s.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner (“CFP”) and serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund board s.  Mr. Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields, including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of 6 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of 2 other mutual fund board s outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

 Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

_______________

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

***The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of August 8, 2011, the Trustees, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of August 8, 2011, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address

Shares

Percentage of Fund

Class A Shares

Charles Schwab & Co Inc.

1,852,343.5930

16.09%

101 Montgomery Street

San Francisco, CA 94104-4122

Class C Shares

LPL Financial                                                 27,097.0460

5.51%

9785 Towne Centre Drive

San Diego, CA 9121-1968

INVESTMENT ADVISER AND SUB-ADVISERS

CMG Capital Management Group, Inc., located at 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087, serves as investment adviser to the Fund.  The Adviser was established in 1992 and provides investment advice to individuals, corporations, pension and profit sharing plans, trusts, a private investment fund, and other organizations. Stephen B. Blumenthal is the controlling beneficial owner of the Adviser, and the current Portfolio Manager for the Managed Bond and SR sub-strategies of the Fund.

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held in the sub-strategy it manages in accordance with the Fund’s stated investment objectives and policies, and makes investment decisions for the sub-strategy and places orders to purchase and sell securities on behalf of the Fund.  The fee paid to each Sub-Adviser is governed by its respective Sub-Advisory Agreement with the Adviser.

Under the Advisory Agreement and each Sub-Advisory Agreement, the Adviser, and each Sub-Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser (with respect to the Fund overall and the Managed Bond sub-strategy) and each Sub-Adviser (with respect to their respective sub-strategies) shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or Sub-Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser or Sub-Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on December 15, 2008.

The annual management fee payable by the Fund to the Adviser pursuant to the Advisory Agreement is 1.75% of the Fund’s average daily net assets.

During the fiscal year ended April 30, 2011, the Fund paid $ 2,037,594 in advisory fees.   During the fiscal period ended April 30, 2010, the Fund paid $1,271,127 in advisory fees. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2012 , to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, Distribution and Shareholder Servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Fund’s average daily net assets attributable to such class of shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser, whereby the Adviser pays each Sub-Adviser a fixed fee for managing its respective strategy.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, the Adviser, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 60 days’ written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Advisers: To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria:  A review of the money manager’s:  (1) absolute and relative performance; (2) performance in rising markets; (3) performance and falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities; (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, the Fund’s performance is provided to the Board, and on an annual basis, the Company arranges for each Fund’s Sub-Adviser to appear before the Board to present the Fund’s overall performance for the year.

Process for Overseeing Compliance With Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions.  The Trustees receive quarterly reports from Sub- Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

Codes of Ethics

The Trust, the Adviser, each Sub-Adviser and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-866-CMG-9456; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-866-CMG-9456 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
CMG Absolute Return Strategies Fund	$6,758	$0	$0	*

* The Distributor received $22,764 from the Adviser as compensation for its distribution services to the Funds.

Rule 12b-1 Plans

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A Shares (the "Class A Plan") and Class C Shares (the “Class C Plan”), collectively (the " Plan") pursuant to which each class of shares of the Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A shares of the Fund may pay an account maintenance fee and/or distribution fee at an annual rate of up to 0.40% of the average net assets of Class A Shares as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Under the Plan, Class C shares of the Fund may pay an account maintenance fee at an annual rate of up to 0.25% of average net assets for account maintenance services and a distribution fee at an annual rate of up to 0.75% of average net assets for sales and promotional activities and services.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser and Sub-Advisers may be compensated by the Distributor for their respective distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended April 30, 2011 the Fund paid $ 490,446 in distribution related fees pursuant to the Plan. For the fiscal period indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Fund Shares During the Fiscal Year Ended April 30, 2011
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$ 16,006
Payment to dealers	$ 474,440
Compensation to sales personnel	None
Other	None
Total	$ 490,446

The initial term of the Rule 12b-1 Plans is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans. The Rule 12b-1 Plans may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Fund and assets under management in those accounts as of June 30, 2011 :

Portfolio Manager (Sub-Strategy)	Registered Investment Company (RIC) Accounts	RIC Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Pooled Assets Managed ($millions)	Other Accounts	Other Assets Managed ($millions)	Total Assets Managed ($millions)
Heydon Traub (Traub FX Strategy)	1	$7,550	1	$4,300	25	$ 41,040	$4 5,340
Clifford Montgomery (Growth S&P Plus)	None	N/A	None	N/A	8	$ 140,000	$ 165,000
R. Vance Howard (Capital Sector Rotation strategy)	None	N/A	None	N/A	651	$1 94,000	$200,000
Paul Schatz (Gold)	None	N/A	None	N/A	223	$ 70, 000	$ 72,000
Stephen Blumenthal (High Yield)	None	N/A	None	N/A	3, 040	$ 427, 000	$ 440, 000
T. Kirkham ‘Kirk’ Barneby & Glen Dorsey (AIFS Active U.S. Treasury Management Strategy)	2	$ 223, 000	None	N/A	332	$ 123, 000	$ 360, 000
Eric Leake ( Long Short High Yield)	None	N/A	None	N/A	165	$ 298, 000	$ 304, 000

Conflicts of Interest.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Traub Capital Management, LLC (“Traub”) - Traub has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Traub may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Traub and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Traub may recommend or cause a client to invest in a security in which another client of Traub has an ownership position.  Traub has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Traub seeks to purchase or sell the same security for multiple client accounts, Traub may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Scotia Partners, Ltd. (“Scotia”) - Scotia has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Scotia may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Scotia and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Scotia may recommend or cause a client to invest in a security in which another client of Scotia has an ownership position.  Scotia has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Scotia seeks to purchase or sell the same security for multiple client accounts, Scotia may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Howard Capital Management, Inc. (“Howard”) – Howard has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Howard may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Howard and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Howard may recommend or cause a client to invest in a security in which another client of Howard has an ownership position.  Howard has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Howard seeks to purchase or sell the same security for multiple client accounts, Howard may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Heritage Capital, LLC (“Heritage”) - Heritage has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Heritage may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Heritage and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Heritage may recommend or cause a client to invest in a security in which another client of Heritage has an ownership position.  Heritage has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Heritage seeks to purchase or sell the same security for multiple client accounts, Heritage may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

CMG Capital Management Group, Inc. (“CMG”) - CMG has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, CMG may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

CMG and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, CMG may recommend or cause a client to invest in a security in which another client of CMG has an ownership position.  CMG has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where CMG seeks to purchase or sell the same security for multiple client accounts, CMG may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

American Independence Financial Services, LLC (“AIFS”) - AIFS has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, AIFS may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

AIFS and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, AIFS may recommend or cause a client to invest in a security in which another client of AIFS has an ownership position.  AIFS has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where AIFS seeks to purchase or sell the same security for multiple client accounts, AIFS may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Anchor Capital Management Group, Inc. (“Anchor”) - Anchor has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Anchor may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Anchor and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Anchor may recommend or cause a client to invest in a security in which another client of Anchor has an ownership position.  Anchor has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Anchor seeks to purchase or sell the same security for multiple client accounts, Anchor may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Compensation.

Mr. Traub, as a portfolio manager of Traub Capital Management LLC, receives a percentage of the Fund’s management fee for serving as the portfolio manager of the Fund’s Traub Capital FX sub-strategy.

Mr. Montgomery, as a portfolio manager of Scotia Partners, receives a percentage of the Fund’s management fee for serving as the portfolio manager of the Fund’s Growth S&P Plus sub-strategy.

Mr. Howard, as a portfolio manager of Howard, receives a percentage of the Fund’s management fee for serving as the portfolio manager of the Fund’s Howard Capital Sector Rotation sub strategy.

Paul Schatz, as President of Heritage Capital, receives a percentage of the Fund’s management fee for running the company and portfolios.  Mr. Schatz is a principal and equity owner of Heritage Capital, and therefore also shares in the sub-adviser’s profits.

Mr. Blumenthal, as a portfolio manager of CMG, receives a salary for serving as the portfolio manager of the Fund’s High Yield sub-strategy.  Mr. Blumenthal is a principal and equity owner of CMG, and therefore also shares in the Adviser’s profits.

Mr. T. Kirkham ‘Kirk’ Barneby and Mr. Glenn Dorsey, as portfolio managers of American Independence Financial Services, LLC, receive a percentage of the Fund’s management fee for running the company and portfolios.  Messrs. Barneby and Dorsey are equity owners of AIFS, and therefore share in the sub-adviser’s profits.

Mr. Leake, as a portfolio manager of Anchor Capital Management Group, Inc., receives a percentage of the Fund’s management fee for serving as the portfolio manager of the Fund’s High Yield sub-strategy.  Mr. Leake is a principal and equity owner of Anchor Capital Management Group, Inc., and therefore also shares in the sub-adviser’s profits.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of April 30, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the CMG Absolute Return Strategies Fund
Heydon Traub	None
Clifford Montgomery	None
R. Vance Howard	None
Paul Schatz	None
Stephen Blumenthal	None
T. Kirkham Barneby	None
Glenn Dorsey	None
Eric Leake	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser and the Sub-Advisers.  The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser/Sub-Advisers for the Fund's use. Such allocation is to be in such amounts and proportions as the respective  Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser and each Sub-Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or a Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser or a Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the  Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal year ended April 30, 2010, the Fund paid brokerage commissions of $ 46,482.    For the fiscal year ended April 30, 2011, the Fund paid brokerage commissions of $264,288.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.   For the fiscal year ended April 30, 2011, the Fund’s portfolio turnover rate was 4,523%.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.  For the fiscal year ended April 30, 2010, the Fund paid $89,565 for administrative fees. For the fiscal year ended April 30, 2011, the Fund paid $112,357 for administrative fees.

Fund Accounting

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pay the Fund Accountant an annual fee of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Discounts are based on service fee minimums only. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal year ended April 30, 2010, the Fund paid $36,314 for fund accounting fees. For the fiscal year ended April 30, 2011, the Fund paid $50,485 for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to the greater of $15,000 per class or $14.00 per account. The Fund also pays the Administrator for any out-of-pocket expenses.  For the fiscal year ended April 30, 2010, the Fund paid $68,104 for transfer agency fees. For the fiscal year ended April 30, 2011, the Fund paid $71,060 for transfer agency fees.

Custodian

Fifth Third Bank, (the “Custodian”) serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian's principal place of business is 38 Fountain Square Plaza, Cincinnati, OH  45263.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal year ended April 30, 2010, the Fund paid $29,821 for compliance service fees.   For the fiscal year ended April 30, 2011, the Fund paid $33,408 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training program for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the  net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss.  Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by an Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended April 30, 2011 . You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-CMG-9456.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING GUIDELINES FOR

CMG Capital Management Group, Inc

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.  For example, if voting a proxy in accordance with these guidelines will have an effect contrary to the CMG Capital Management Group, Inc.’s (the “Adviser”) desire to maximize shareholder value, then the Adviser may vote contrary to these guidelines.

A.

Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail”.

2.

Providing cumulative voting rights.

3.

“Social issues,” unless specific client guidelines supersede.

B.

Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.

Election of directors recommended by management, except if there is a proxy fight.

3.

Date and place of annual meeting.

4.

Limitation on charitable contributions or fees paid to lawyers.

5.

Ratification of directors’ actions on routine matters since previous annual meeting.

6.

Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.

Limiting directors’ liability

8.

Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

9.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

10.

Employee Stock Purchase Plan

11.

Establish 401(k) Plan

C.

Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client.  These matters include:

1.

Pay directors solely in stocks

2.

Eliminate director mandatory retirement policy

3.

Rotate annual meeting location/date

4.

Option and stock grants to management and directors

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.

Proxies issued by Underlying Investment Companies

CMG Absolute Return Strategies Fund  (the “Fund”), a series of the Northern Lights Fund Trust, pursues its investment goals in part by investing in other investment companies (“Underlying Funds”) that are not affiliated with the Fund.  As such, the Fund is required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  In particular, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Portfolio shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  All proxies received from Underlying Funds will be reviewed to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Adviser for future reference.

KCM Macro Trends Fund

A Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of the KCM Macro Trends Fund (the "Fund") dated September 1, 2011, and the Annual Report to Shareholders of the KCM Macro Trends Fund dated April 30, 2011. Copies of these documents may be obtained without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-877-275-5599.  You may also obtain a prospectus by visiting our website at www.KernsCapital.com.

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
DISTRIBUTION OF SHARES
PORTFOLIO MANAGER
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B –ADVISER'S PROXY VOTING POLICIES AND PROCEDURES

 THE FUND

The KCM Macro Trends Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund may issue an unlimited number of shares, in classes, of beneficial interest.  All shares of the Fund have equal rights and privileges within their respective class.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote by class or without distinction as to class.  In addition, each share of the Fund is entitled to participate equally, by class, with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series consisting of two class of shares: Class R-1 shares and Class R-2 shares.  Kerns Capital Management, Inc. (the “Adviser”) is the Fund's investment adviser.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus.  The Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The following information describes securities in which the Fund may invest.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Fund may invest in preferred stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities including non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant may become worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Foreign Securities

General.  The Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Fund may purchase ETFs and closed-end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Debt Securities

The Fund may invest in debt securities, including non-investment grade debt securities.    The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Effective October 3, 2008 and until December 31, 2009 the deposit insurance limit is temporarily raised to $250,000.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g.  Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac.  Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.  Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.
Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Ma e or Freddie Mac.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae.  Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac.  Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

    Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Advisor. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by an Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that an Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the  Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, an Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when an Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund's adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the adviser of the Fund  may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the adviser of an Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q by two months after the end of each quarter/semi-annual period.

The Fund may, from time to time, make available month end portfolio holdings information on its website at www.KernsCapital.com.  The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Fifth Third Bank.  Fifth Third Bank is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•

Tait, Weller & Baker LLP.  Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of 3 other   mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 3 other fund board s.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund board s.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of 6 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of 2 other mutual fund board s outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 37	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
L. Merill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust and Trustees’ fees are allocated to each Fund.

***The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of August 8, 2011, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of August 8, 2011, the following shareholder of record owned 5% or more of the outstanding shares of the Fund:

Name & Address

Shares

Percentage of Fund

Class R-1 Shares

Schwab

          7,026,412.2040

          85.53%

Trust Co of America

  447,611.4780

5.45%

PO Box 6503

Englewood, CO 80155

Class R-2 Shares

NFS LLC FEBO

     8,292,0970

7.06%

Safety Supply Inc

San Antonio, TX 78216

INVESTMENT ADVISER

The Adviser of the Fund is Kerns Capital Management, Inc. (the “Adviser”), located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056.  M. Lane Kerns is the controlling beneficial owner of the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on February 23, 2011.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
KCM Macro Trends Fund	1.00%

During the period from commencement of operations (August 4, 2008) through April 30, 2009, the Fund paid $301,679 in advisory fees   During the fiscal year ended April 30, 2010, the Fund paid $701,162 in advisory fees.  During the fiscal year ended April 30, 2011, the Fund paid $ 966,617 in advisory fees.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-275-5599; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-898-4784 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
KCM Macro Trends Fund	$0	$0	$0	*
* The Distributor received $20,442 from the Adviser as compensation for its distribution services to the Funds.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund (the "Plan") pursuant to which the Fund is authorized to pay fees to the Adviser for providing distribution and/or shareholder services to the Fund.  Under the Plan, the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% of its average net assets attributable to Class R-1 shares and 1.00% of its average net assets attributable to Class R-2 shares.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund's respective Class shares during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Adviser at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Adviser. The Plan authorizes payments to the Adviser as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Adviser or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended April 30, 2011 the Fund paid $ 260,915 in distribution related fees pursuant to the Plan. For the fiscal period indicated below, the Fund paid the following allocated distribution fees:

2011
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$ 20,442
Payment to dealers	$ 240,473
Compensation to sales personnel	None
Other	None
Total	$260,915

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Adviser's  compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Adviser will preserve copies of the  Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGER

Mr. M. Lane Kerns is the Portfolio Manager of the Fund, and is responsible for the day-to-day management of the Fund.  As of April 30, 2011, he was responsible for the management of the following types of accounts in addition to the KCM Macro Trends Fund:

Account Type	Number of Accounts	Total Assets By Account Type Not Subject to a Performance Fee	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	398	$126,816,027	0	0

Conflicts of Interest.

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, the portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio manager executes the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio manager executes the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Mr. Kerns receives a fixed salary for serving as the Fund's portfolio manager.  Mr. Kerns is a principal and equity owner of the Adviser, and therefore shares in the advisor's profits.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of April 30, 2011:

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
M. Lane Kerns	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager, who is an employee of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the  Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the period from commencement of operations (August 4, 2008) through April 30, 2009, the Fund paid brokerage commissions of $63,849. For the fiscal year ended April 30, 2010, the Fund paid brokerage commissions of $86,469.     For the fiscal year ended April 30, 2011, the Fund paid brokerage commissions of $259,169.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

  For the fiscal year ended April 30, 2010, the Fund’s portfolio turnover rate was 292%.   For the fiscal year ended April 30, 2011, the Fund’s portfolio turnover rate was 852%. The turnover ratio increased because of increased market volatility and hedging activity associated with the manager’s efforts to protect capital.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to the greater of $32,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.  For the period from commencement of operations (August 4, 2008) through April 30, 2009, the Fund paid $24,914 for administrative fees. For the fiscal year ended April 30, 2010, the Fund paid $74,027 for administrative fees. For the fiscal year ended April 30, 2011, the Fund paid $ 99,479 for administrative fees.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays GFS an annual fee of $19,200 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.. Discounts are based on service fee minimums only. The Fund also pays GFS for any out-of-pocket expenses. For the period from commencement of operations (August 4, 2008) through April 30, 2009, the Fund paid $16,355 for fund accounting fees. For the fiscal year ended April 30, 2010, the Fund paid $30,824 for fund accounting fees. For the fiscal year ended April 30, 2011, the Fund paid $38,510 for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $15,000 per class or $14 per account. The Fund also pays the Administrator for any out-of-pocket expenses.  For the period from commencement of operations (August 4, 2008) through April 30, 2009, the Fund paid $14,806 for transfer agency fees.   For the fiscal year ended April 30, 2010, the Fund paid $24,024 for transfer agency fees.  For the fiscal year ended April 30, 2011, the Fund paid $ 22,627 for transfer agency fees.

Custodian

Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian's principal place of business is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund pays a compliance service fee to NLCS. For the period from commencement of operations (August 4, 2008) through April 30, 2009, the Fund paid $8,736 for compliance service fees.   For the fiscal year ended April 30, 2010, the Fund paid $15,455 for compliance service fees.  For the fiscal year ended April 30, 2011, the Fund paid $ 15,795 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss.  Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by an Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by an Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103 serves as the Fund’s independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended April 30, 2011   You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-275-5599

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Ltd..: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Fitch Ratings Ltd..: F1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F1 -- very strong, with only slightly less degree of assurance for timely payment than F1+; F2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING GUIDELINES FOR KERNS CAPITAL MANAGEMENT, INC.

Policy

KERNS CAPITAL MANAGEMENT, INC. (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Martin Kerns has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

ADVISER has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.

INTRODUCTION

ADVISER has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective on May 1, 2008.

II.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•

Proxy proposals that are to be considered on a case-by-case basis,

•

Proxy proposals that ADVISER generally abstains from voting on, and

•

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Martin Kerns, Chief Compliance Officer.

Proxy Committee shall be comprised of the following person(s):

1)

Lane Kerns, President and Chief Investment Officer

2)

Martin Kerns, Vice President and Chief Compliance Officer

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.

PRINCIPLES AND GUIDELINE

A.

Principles

ADVISER’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  ADVISER will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, ADVISER’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which ADVISER votes.  ADVISER will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

1.

Routine Business Decisions and Director Related Proposals

ADVISER votes for:

a)

Name changes

b)

Directors in uncontested elections

c)

Elimination/limitation of directors’ liability

d)

Indemnification of directors

e)

Reincorporation that is not a takeover defense

ADVISER considers on a case-by-case basis:

f)

Directors in contested elections

g)

Approval of auditors

2.

Corporate Governance

ADVISER votes for:

a)

Majority independent board

b)

Audit, compensation & nominating committees that are comprised exclusively of independent directors

c)

Minimum director share ownership

d)

Separate offices of chairperson and CEO

e)

Limitation on number of other board seats

f)

Confidential voting

g)

Shareholders’ ability to remove directors

h)

Shareholder right to call special meetings

ADVISER votes against:

a)

Supermajority vote requirements

b)

Limiting directors ’ tenure

c)

Restrictions on shareholders to act by written consent

ADVISER considers on a case-by-case basis:

d)

Shareholder proposals

e)

Dissident proxy battle

3.

Director and Executive Compensation

ADVISER votes for:

a)

Disclosure of executive compensation

ADVISER votes against:

b)

Golden and tin parachutes

ADVISER considers on a case-by-case basis:

c)

Restricting executive compensation

d)

Executive compensation plans

e)

Establish/Increase share option plans for directors and executives

4.

Take-Over Defense

ADVISER votes against:

Reincorporation to prevent takeover

a)

Issue new class of common stock with unequal voting rights

b)

Adoption of fair price amendments

c)

Establish a classified (or “staggered”) board of directors

d)

Eliminating cumulative voting

e)

Poison pills

f)

Blank check preferred stock

5.

Capital Structure

ADVISER votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

ADVISER votes against:

c)

Unequal voting rights, such as dual class of stock

d)

Pre-emptive rights

ADVISER considers on a case-by-case basis:

e)

Increase preferred stock

f)

Blank check preferred stock (not for takeover defense)

g)

Restructuring plans

6.

Other Shareholder Value Issues

ADVISER votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

ADVISER votes against:

d)

Greenmail

ADVISER considers on a case-by-case basis:

e)

Mergers and acquisitions

f)

Spin-offs and asset sales

7.

Corporate, Social and Environmental Policy Proposals

As noted above, ADVISER’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, ADVISER will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, ADVISER may vote on a case-by-case basis.

8.          Proposals Specific to Mutual Funds

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV.

Conflicts of Interest

On occasion, a conflict of interest may exist between ADVISER and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, ADVISER is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, ADVISER will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, ADVISER may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, ADVISER will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

V.

Obtaining More Information

Funds, Portfolios and clients may obtain a record of ADVISER’s proxy voting, free of charge, by calling (800) 945-2125.

Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located.  A Security Cross Reference report is run in Portfolio Center as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.   An email is sent to the Receptionist about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to ADVISER’s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into ADVISER after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in ADVISER’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database.

The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

ADVISER’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

Should ADVISER receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

THE LONG-SHORT FUND

A Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of The Long-Short Fund (the "Fund") dated September 1, 2011, and the Annual Report to Shareholders of the Fund dated April 30, 2011.    You can obtain copies of the Fund’s Prospectus, annual or semiannual reports without charge by contacting the Fund’s transfer agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-888-899-2726.  You may also obtain a Prospectus or shareholder report by visiting the Fund’s website at www.bullpathFund.com.

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

THE FUND

The Long-Short Fund the (the “Fund”), is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  The share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, the share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust.  The Fund consists of Class A, Class C and Class I shares.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, the Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Preservation Trust Advisors, LLC (the “Adviser”) may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Fund may invest in exchange traded Fund (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.   The Fund may purchase ETFs and other closed end Fund that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Fund. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain Fund to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of Fund to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000 ($250,000 through December 31, 2013). The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 ($250,000 through December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 ($250,000 through December 31, 2013), the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund’s investments in Exchange Traded Fund (“ETFs”), mutual fund and closed-end fund involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of a Fund's assets in any single such investment company, and 3) investing more than 10% of a Fund's assets in investment companies overall;  unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual Fund or exchange-traded closed-end Fund, within the limitations described above.

Closed-End Investment Companies.

The Fund may invest their assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end fund cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end fund, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end fund, as well as to the fact that the shares of closed-end fund are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end fund that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end fund, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end fund may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by one of the funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned, in part, by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass- through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned, in part, by private stockholders. FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, that Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by that Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when one Fund writes a dealer option, that Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom that Fund originally wrote the option. While that Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under guidelines adopted by the Trust's Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 20% and 50% of the value of the Mid Cap Fund's and Long Short Fund’s net assets, respectively. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1. Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.  Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several bases in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are securitized by real estate and securities of companies which invest or deal in real estate, including REITs);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund, except where a restriction applies to only one Fund as noted, may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of the quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of the filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Union Bank of California, National Association.  Union Bank of California, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen Fund Audit Services, Ltd.   Cohen Fund Audit Services, Ltd.  is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine, LLP.  Thompson Hine, LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of 3 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 3 other fund board s.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of 2 other mutual fund board s outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund board s.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of 6 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of 2 other   mutual fund board s outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other fund board s.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merrill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark H. Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

*** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in The Fund as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in The Long-Short Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of August 8, 2011 , the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of August 8, 2011, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Shares	Percentage of Fund

Class A

Charles Schwab & Co.

101 Montgomery Street

San Francisco, CA  94104-4122

Ameritrade Inc. for the Exclusive

P.O. Box 2226

Omaha, NE  68103-2226

Class C

NFS

Elsa Rapp

3442 Joan Ct.

Falls Church, VA  22042

LPL Financial

9785 Towne Centre Drive

San Diego, CA  92121-1968

LPL Financial

9785 Towne Centre Drive

San Diego, CA  92121-1968

American Enterprise

P.O. Box 9446

Minneapolis, MN  55474

American Enterprise

P.O. Box 9446

Minneapolis, MN  55474

Rand Christopher

9785 Towne Centre Drive

San Diego, CA  92121-1968

Class I

LPL Financial

9785 Towne Centre Drive

San Diego, CA  92121-1968

Millennium Trust Company LLC

820 Jorie Boulevard

Oak Brook, IL  60523

Michael T. Smith

15903 Roseto Way

Naples, FL  34110

Charles Schwab & Co.

101 Montgomery Street

San Francisco, CA  94104-4122

198,614.7800 68,361.1040 2,805.8360 510.9030 833.6520 589.6060 1,173.0210 2,906.6320 19,010.5390 27,052,4600 59,243.7070 193,955.9330	52.42% 18.04%, 28.38% 5.17% 8.43% 5.96% 11.87% 29.40% 5.17% 7.36% 16.12% 52.78%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Preservation Trust Advisors, LLC, located at One Embarcadero Center, Suite 1140, San Francisco, CA 94111, was formed in 2010 for the purpose of providing investment advisory services to pooled investment vehicles such the Fund and has no other clients.  Under an Interim Agreement between the Fund and PTA, the Fund pays the adviser an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.  This advisory fee is the same as that paid to the prior adviser.  PTA has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until the termination of the Interim Agreement to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.23% for Class A shares, 2.98% for Class C shares, and 1.98% for Class I shares.  These expense limits are the same as those provided by the prior adviser.  The expense limit agreement between the Fund and PTA may be terminated only by the Fund’s Board of Trustees on 60 days notice.  Waived fees and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the waiver or reimbursement) if such recoupment can be achieved within the foregoing expense limits.  Waived fees and reimbursed expenses can decrease a Fund’s expenses and boost its performance.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

Fund	Management Fees
The Long-Short Fund	1.25%

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends or interest on securities sold short, acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until August 31, 2011, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  Please see the section below entitled “Investment Adviser” for a definition of what are considered to be extraordinary or non-recurring expenses.  Waiver/reimbursement is subject to possible recoupment from the applicable Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Fund	Class	Expense Cap	Minimum Duration
The Long-Short Fund	A	2.23%	August 31, 2012
The Long-Short Fund	C	2.98%	August 31, 2012
The Long-Short Fund	I	1.98%	August 31, 2012

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. During the fiscal period ended April 30, 2010, the Fund paid $123,499 in advisory fees, all of which were waived by the Adviser.  During the fiscal year ended April 30, 2011, the Fund paid $163,555 in advisory fees.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the (“Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account.  A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-866-899-2726; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-866-899-2726 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and the state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
The Long-Short Fund	$ 1,476	$0	$0	*

        * The Distributor received $20,129 from the Adviser as compensation for its distribution services to the Funds.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund are authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A share and up to 1.00% for Class C shares of the Fund's average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

During the fiscal period ended April 30, 2011 the Fund paid $ 16,088 in distribution related fees pursuant to the Plan.  For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by The Long- Short Fund Shares During the Fiscal Period Ended April 30, 2011
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	$ 16,088
Compensation to sales personnel	None
Other	None
Total	$ 16,088

PORTFOLIO MANAGER

The following portfolio manager of the Fund is responsible for the day-to-day management of the Fund.  Mr. Wolf is compensated through his ownership in the adviser.  As of August 15, 2011, Mr. Wolf was responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Account Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Christopher R. Wolf	Registered Investment Companies	None	N/A	None	N/A
	Other Pooled Investment Vehicles	1	$25 million	None	N/A
	Other Accounts	3	$14 million	1	$.5 million

Conflicts of Interest

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio mangers’ knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another. To eliminate these potential conflicts of interest the Advisor allocates all funds managed pari passu, pro-rata.

Compensation.

For his services as portfolio managers to the Fund, Christopher Wolf receives from the Adviser a base salary plus all net profits after compensation of all minority shareholders and employees of the management company.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of April 30, 2011.

Name of Portfolio Manger	Dollar Range of Equity Securities in The Long-Short Fund
Christopher Wolf	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager, who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal period ended April 30, 2010, the Fund paid brokerage commissions of $112,266. For the fiscal year ended April 30, 2011, the Fund paid brokerage commissions of $138,326.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal period ended April 30, 2011, the Fund’s portfolio turnover rate was 469% .

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  GFS is an affiliate of the Distributor.

Pursuant to an administration service agreement (the "Administration Service Agreement") with the Fund, GFS provides administrative services to the Fund, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on February 27, 2009.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $36,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $35,885 for administrative fees. For the fiscal year ended April 30, 2011, the Fund paid $38,000 for administrative fees.

Fund Accounting

GFS, pursuant to a fund accounting service agreement (the "Fund Accounting Service Agreement"), provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund under a Fund Accounting Service Agreement, the Fund paid the Administrator a fee equal to a base fee of $24,300 and $5,400 for each additional class above one, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $32,078 for fund accounting fees.

For the fiscal year ended April 30, 2011, the Fund paid $35,211 for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Funds. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $16,200 or $ 16 per account. The Fund also pays the Administrator for any out-of-pocket expenses.   For the fiscal period ended April 30, 2010, the Fund paid $36,847 for transfer agency fees. For the fiscal year ended April 30, 2011, the Fund paid $26,158 for transfer agency fees.

Custodian

Union Bank of California, National Association (“UBOC” or the “Custodian”) 475 Sansome Street, 15th Floor, San Francisco, California 94111 serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund.  The Custodian's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

GFS serves as “Custody Administrator” under the Fund’s Custody Agreement with the Custodian, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions.  For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal period ended April 30, 2010, the Fund paid $14,965 for compliance service fees. For the fiscal year ended April 30, 2011, the Fund paid $14,001 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Fund’s shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by them are not reasonably practicable or it is not reasonably   practicable for the Fund to fairly to determine the value of their net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, they will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on their net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include their share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. The shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145, serves as the Fund’s independent registered public accounting firm providing services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

 FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended April 30, 2011.    You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-899-2726.

APPENDIX A

PRESERVATION TRUST ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Policy

Preservation Trust Advisors, LLC (“ADVISER” or “PTA”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

PTA votes proxies for the majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedure, PTA considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•

PTA may not maintain a written proxy voting policy as required by Rule 206(4)-6.

•

Proxies may not be voted in clients’ best interests.

•

Proxies may not be identified and voted in a timely manner.

•

Conflicts between PTA’s interests and the client may not be identified; therefore, proxies may not be voted appropriately.

•

The third-party proxy voting services utilized by PTA may not be independent.

•

Proxy voting records and client requests to review proxy votes may not be maintained.

PTA has established the following guidelines to help mitigate these risks.

General Policy

It is the policy of PTA to vote proxies in the interest of maximizing value for PTA’s clients taking into account relevant factors, including, but not limited to:

•

the impact on the value of the securities;

•

the anticipated costs and benefits associated with the proposal;

•

the effect on liquidity; and

•

customary industry and business practices.

Proxies are an asset of a client, which should be treated by PTA with the same care, diligence, and loyalty as any asset belonging to a client.

Abstaining from Voting or Affirmatively Not Voting

On occasion, PTA may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Clients.  In making such a determination, PTA will consider various factors, including, but not limited to:  (i) the costs associated with exercising the proxy ( e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  However, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

Proposals Specific to Mutual Funds

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Procedures for Proxies

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the Proxy Manager.  The proxy materials are then opened by the Proxy Manager.  The ticker symbol for the security noted on the proxy is located. An email is sent to the person in charge about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares. The number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Confirmation Report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to Adviser’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Running the report for other dates around the record date of the proxy to see if the security transferred into ADVISER after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the confirmation of share report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in ADVISER’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the person in charge for processing after review by Proxy Manager. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and the Confirmation Report, and filed in chronological order, just like proxies that are mailed.

The Proxy Manager then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

ADVISER’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

Should ADVISER receive any requests from clients regarding proxy voting, the Proxy Manager will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Proxy Manager shall be Lise Honore

Proxy Committee shall be comprised of the following persons:

1)

Lise Honore

2)

Christopher Wolf

3)

Tomas Bielskis

A quorum of the Proxy Committee shall be comprised of at least one member from the list above.

Record of Proxy Voting

PTA will have available, written or electronic copies of each proxy statement received and of each executed proxy (PTA may rely on statements submitted to EDGAR for this requirement).  In addition, Northern Lights Compliance Services, LLC will retain Form N-PX Proxy Voting Record, as duplicates, a sample of the Form N-PX Proxy Voting Record is attached below.

The CCO will maintain a record of each written request from a client/investor for proxy voting information and PTA’s written response to any request (oral or written) from a client/investor for proxy voting information.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

▪

Conflict: PTA retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in PTA’s client portfolios.  For example, PTA may be retained to manage Company A’s pension fund.  Company A is a public company and PTA client accounts hold shares of Company A.  This type of relationship may influence PTA to vote with management on proxies to gain favor with management.  Such favor may influence Company A’s decision to continue its advisory relationship with PTA.

▪

Conflict: PTA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in PTA’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: PTA’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an Employee may be a high-level executive of an issuer that is held in PTA’s client portfolios.  The spouse could attempt to influence PTA to vote in favor of management.

▪

Conflict:   PTA or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in PTA’s client portfolios.  For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The Employee(s) could oppose voting the proxies according to the policy and successfully influence PTA to vote proxies in contradiction to the policy.

PTA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair PTA’s ability to vote proxies in an objective manner.  Upon detection that a material conflict of interest exists in a proxy situation, the CCO in conjunction with the CEO, and outside counsel if necessary, will decide on a course of action. If the proxy proposal is a Non-Routine Proxy Proposal, ADVISER will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

·

proxy consultant;

·

research analyst;

·

proxy voting department of a mutual fund or pension fund; or

·

Compliance consultant.

In addition, any attempts by others within PTA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO.  Further, any attempts by persons or entitles outside PTA to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

Procedures for PTA’s Receipt of Class Actions

PTA does not participate in Class Actions on behalf of PTA’s clients as disclosed in the Funds’ documents and the ADV Part II.

Procedures for PTA’s Receipt of Corporate Actions

1.

PTA shall maintain documentation of all proposed corporate actions received regarding companies held in PTA portfolios.

2.

PTA shall vote on each corporate action received taking into account the best interests of PTA’s clients.

3.

PTA shall maintain a record of all corporate action solicitations received and PTA’s responses thereto.

Recordkeeping

PTA will maintain the documentation described in the following section for a period of not less than five years, the first two years at its principal place of business.  The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including email) or oral, received by any Employee of PTA, must be promptly reported to the CCO and the CEO.  All written requests must be retained in the permanent file.

▪

The CEO or CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of PTA for the period requested.  Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Preservation Trust Advisors, LLC.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated).”

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within ten business days).  Maintain a copy of the written record provided in response to client’s written (including email) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy voting policy and procedures:

▪

Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: PTA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪

A record of how PTA voted client proxies.

▪

Documents prepared or created by PTA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

PTA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how PTA voted their securities; and (iii) that clients may request a copy of these policies and procedures.

Proxy Solicitation

                 As a matter of practice, it is PTA’s policy to not reveal or disclose to any client how PTA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  PTA will never disclose such information to unrelated third parties.

&                The CEO and CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Employee accept any remuneration in the solicitation of proxies.  The CEO shall handle all responses to such solicitations.

 PACIFIC FINANCIAL

Pacific Financial Core Equity Fund

Pacific Financial Explorer Fund

Pacific Financial International Fund

Pacific Financial Strategic Conservative Fund

Pacific Financial Tactical Fund

Each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of the Pacific Financial Funds dated September 1, 2011 and the Annual Report to Shareholders dated April 30, 2011 , copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-888-451-TPFG or at www.TPFG.com.

THE FUNDS

1

TYPES OF INVESTMENTS

1

INVESTMENT RESTRICTIONS

23

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

25

MANAGEMENT

27

CONTROL PERSONS AND PRINCIPAL HOLDERS

32

INVESTMENT ADVISER

33

THE DISTRIBUTOR

35

PORTFOLIO MANAGERS

38

ALLOCATION OF PORTFOLIO BROKERAGE

40

PORTFOLIO TURNOVER

41

OTHER SERVICE PROVIDERS

41

DESCRIPTION OF SHARES

43

ANTI-MONEY LAUNDERING PROGRAM

44

PURCHASE, REDEMPTION AND PRICING OF SHARES

44

TAX STATUS

46

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

50

LEGAL COUNSEL

50

FINANCIAL STATEMENTS

50

APPENDIX A

51

THE FUNDS

The Pacific Financial family of mutual funds (each a "Fund," collectively the "Funds") is comprised of five different, actively managed funds.  The Funds are:

•

the Pacific Financial Core Equity Fund (the "Core Equity Fund");

•

the Pacific Financial Explorer Fund (the "Explorer Fund");

•

the Pacific Financial International Fund (the "International Fund");

•

the Pacific Financial Strategic Conservative Fund (the "Strategic Conservative Fund"); and

•

the Pacific Financial Tactical Fund (the "Tactical Fund").

Each Fund is a series of the Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Pacific Financial Group, Inc. (the "Adviser") serves as investment advisor to the Funds. The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by that Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified series consisting of two classes of shares, the Investor Class and the Institutional Class. Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under "Risk/Return Summary" in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the strategies the Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks, either directly or indirectly by purchasing other investment companies.

Asset-Backed Securities and Collateralized Debt Obligations

Asset-backed securities and collateralized debt obligations ("CDOs") are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to a Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by that Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Each Fund may invest in closed-end investment companies.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as any of the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses that Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of that closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if that Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by that Fund will ever decrease. In fact, it is possible that this market discount may increase and that Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by that Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by that Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging each closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Collateralized Debt Obligations

Collateralized Debt Obligations ("CDOs") are interests in pools of non-mortgage assets.  Assets—called collateral—usually comprise loans or debt instruments.  A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  Investors bear the credit risk of the collateral.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

A CDO has a sponsoring organization, which establishes a special purpose vehicle to hold collateral and issue securities. Sponsors can include banks, other financial institutions or investment managers, as described below. Expenses associated with running the special purpose vehicle are subtracted from cash flows to investors. Often, the sponsoring organization retains the most subordinate equity tranch of a CDO.

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  Each Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to that Fund.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund may invest directly in and purchase ADRs and other investment companies that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by that Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Each Fund may invest in equity securities, with a particular emphasis upon investments in common stock. Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in that Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Fund may invest in a range of ("ETFs").  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barclays").  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclays U.S. Aggregate Index and the Barclays 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Barclays' bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, that Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's adviser believes it is in the fund's interest to do so.  A fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although each Fund believes that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, that Fund will be subject to the risks associated with that sector.

Foreign Currency Exchange Transactions

Each Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. A Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  A Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

Each Fund may invest directly in foreign securities, in ADRs, and in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent each Fund’s currency exchange transactions do not fully protect that Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which that Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of that Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which that Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of that Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. A Fund and Underlying Funds may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

Each Fund may engage in futures transactions.  A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, that Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, that Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, that Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although a Fund may believe that the use of such contracts will benefit that Fund, a Fund's overall performance could be worse than if that Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to that Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for hedging purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly that Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of that Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

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Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to that Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, that Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Fund's operations.  Accordingly, each Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

Each Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of their net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Trust's Board, the Funds' Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer ; and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

Each Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $ 250, 000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $ 250, 000 per bank; if the principal amount and accrued interest together exceed $ 250, 000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds will invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and that Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund's shareholders indirectly will bear that Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses that Fund's shareholders directly bear in connection with that Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of that Fund; and (ii) a Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of that Fund) must comply with the following voting restrictions:  when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by that Fund, that Fund will either seek instruction from that Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by that Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by that Fund may cause shareholders to bear duplicate fees.

In addition, each Fund is subject to the 3% Limitation unless (i) the ETF or that Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to that Fund; and (ii) the ETF and that Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Each Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which each Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  Each Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which a Fund may invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide a Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Each Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and a Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, each Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities (Underlying Funds Only)

Each Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

Each Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for that Fund's portfolio and to generate income or gain for that Fund.  The ability of a Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each  Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by that Fund (and involved in the options) on that Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which a Fund writes (sells) will be covered or secured, which means that that Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with that Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, a Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by that Fund.  A Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

A Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain that Fund’s objective.  A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that that Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of each Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit a Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

Each Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to that Fund.

Real Estate Investment Trusts ("REITs")

Each Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which that Fund invests in addition to the expenses incurred directly by that Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading; and

•

more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

Each Fund may invest up to 25% of that Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.  A Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Fund retains record ownership of the securities and the right to receive interest and principal payments.  A Fund may enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses.  A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the Investment Company Act of 1940, as amended.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with that Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  A Fund will monitor the account to ensure that the market value of the account equals the amount of that Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Sovereign Obligations

Each Fund may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent a Fund purchases the principal portion of the STRIP, that Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  A Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, a Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations that a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between that Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

Each Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the FHLB and the Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

A Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose a Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Funds' custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because each Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, each Fund's liquidity and the ability of the Adviser to manage them may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day that Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of each Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of that Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Fund.

1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. The Funds will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Funds will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Funds will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Funds and to not more than 10% of the outstanding voting securities of such issuer.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. No Fund will invest more than 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  80% Investment Policy.  The Pacific Financial Core Equity Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Funds’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Funds' assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds' shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

From time to time, the Fund may make month-end portfolio holdings information available on its website at www.TPFG.com. The Funds may also choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg (more frequently than quarterly on a confidential basis).

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds’ portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

The Bank of New York Mellon.  The Bank of New York Mellon is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Cohen Fund Audit Services, Ltd.   Cohen Fund Audit Services, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

 The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees").  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, CFE, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of another mutual fund board outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held 1 2 meetings.

 Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merrill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

_______________

* This Trustee is deemed to be an "interested person" as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and  Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**

There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

***

   The term "Fund Complex" refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 20 1 0.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

*This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of August 1 9, 2011 , the Trustees, as a group, owned less than 1.00% of the Funds’ outstanding shares and 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As of August 1 9, 2011 , the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Core Equity Fund	% Shares
Institutional Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122 Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	5.14% 55.54%

Explorer Fund
Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122 TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	55.59% 5.04%

International Fund
Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	38.81%

Strategic Conservative Fund
Institutional Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122 Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	6.32% 65.59%

Tactical Fund

Investor Shares

Charles Schwab

101 Montgomery Street

San Francisco, CA 94104-4122

NFS FBO Gregory D Linkowski

1646 E. Fox Glen Ave

Fresno, CA 93730

NFS FBO Steve A Junge

6427 Harbor Oaks Dr

Johnston, IA 50131

67.64% 9.79% 8.67%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Funds is The Pacific Financial Group, Inc. (the "Adviser"), located at 777 108th Avenue NE, Suite 2100, Bellevue, WA  98004.  Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Funds (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Funds, manages the operations of the Funds.  James C. and Joan McClendon are the controlling shareholders of the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under; (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objectives, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, however, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of each Fund’s average daily net assets, computed daily and payable monthly:

FUND	TOTAL MANAGEMENT FEE
Core Equity Fund	1.00%
Explorer Fund	1.00%
International Fund	1.00%
Strategic Conservative Fund	1.00%
Tactical Fund	1.00%

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended April 30, 2009:

FUND	Advisory Fees Paid	Advisory Fees Waived
Core Equity Fund	$193,573	$11,554
Explorer Fund	$89,875	$8,688
International Fund	$72,737	$7,153
Strategic Conservative Fund	$161,271	$5,196
Tactical Fund	$198,853	$3,044

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended April 30, 2010:

FUND	Advisory Fees Paid	Advisory Fees Waived
Core Equity Fund	$275,765	$30,169
Explorer Fund	$198,250	$23,035
International Fund	$124,039	$2,072
Strategic Conservative Fund	$336,243	$33,547
Tactical Fund	$212,475	$24,952

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended April 30, 2011:

FUND	Advisory Fees Paid	Advisory Fees Waived
Core Equity Fund	$558,846	$0
Explorer Fund	$178,346	$9,285
International Fund	$164,380	$11,317
Strategic Conservative Fund	$487,629	$0
Tactical Fund	$220,171	$0

Advisory fee waivers and expense reimbursements from the Funds’ initial fiscal year are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment will not exceed 2.00% for the Institutional Class shares of a Fund or 2.75% for the Investor Class shares of a Fund.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled "The Distributor"); (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Trust may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) distribution expenses that the Fund is authorized to pay pursuant to its Rule 12b-1 Plan, and (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and their shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-888-451-TPFG and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of each Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of a Fund's shares, will use its best efforts to distribute that Fund’s shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to that Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Core Equity Fund	$0	$0	$0	$0
Explorer Fund	$0	$0	$0	$0
International Fund	$0	$0	$0	$0
Strategic Conservative Fund	$0	$0	$0	$0
Tactical Fund	$0	$0	$0	$0

The Distributor also received 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

                The Trust maintains a Plan of Distribution under Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Distributor or its affiliates may make payments (“Assistance Payments”) to brokers, financial institutions and financial intermediaries (“Intermediaries”) with respect to each Fund’s Investor Class  shareholder accounts to which the Intermediaries have rendered distribution assistance or other services. The Adviser or an affiliate may make similar payments under similar arrangements. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance Payments by the Distributor are made to Intermediaries at an annual rate of 0.25% of the average daily net asset value (“NAV”) of each Intermediary’s qualified accounts. The Distributor may waive 12b-1 Plan fees at its discretion and may discontinue the waivers at any time.

The following table displays the allocated distribution related fees pursuant to the Institutional Class 12b-1 Plan the Funds paid during the fiscal year-ended April 30, 2009:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	$3,607	$1,675	$1,356	$3,005	$3,706
Printing/Postage	$2,645	$1,228	$994	$2,204	$2,717
Payment to distributor	$10,141	$4,708	$3,811	$8,448	$10,418
Payment to dealers	-	-	-	-	-
Compensation to sales personnel	$28,858	$13,398	$10,844	$24,039	$29,646
Other	$3,137	$1,457	$1,179	$2,614	$3,223
Total	$48,388	$22,466	$18,184	$40,310	$49,71 1

The following table displays the allocated distribution related fees pursuant to the Investor Class 12b-1 Plan the Funds paid during the fiscal year ended April 30, 2009:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	$2	$1	-	$2	$1
Printing/Postage	$1	$1	-	$2	-
Payment to distributor	$5	$2	-	$7	$2
Payment to dealers	-	-	-	-	-
Compensation to sales personnel	$14	$6	-	$19	$5
Other	$1	$1	-	$2	$1
Total	$23	$11	-	$32	$ 8

The following table displays the allocated distribution related fees pursuant to the Institutional Class 12b-1 Plan the Funds paid during the fiscal year-ended April 30, 2010:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	$19,303	$13,864	$8,672	$23,855	$15,246
Printing/Postage	$2,838	$2,038	$1,275	$3,507	$2,241
Payment to distributor	-	-	-	-	-
Payment to dealers	$8,071	$5,797	$3,626	$9,974	$6,375
Compensation to sales personnel	$34,711	$24,958	$15,599	$42,947	$27,461
Other	$1,587	$1,140	$713	$1,961	$1,253
Total	$66,510	$47,797	$29,885	$82,244	$52,576

The following table displays the allocated distribution related fees pursuant to the Investor Class 12b-1 Plan the Funds paid during the fiscal year ended April 30, 2010:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	$2,797	$2,039	$1,296	$2,094	$624
Printing/Postage	$411	$300	$191	$308	$92
Payment to distributor	-	-	-	-	-
Payment to dealers	$1,170	$852	$542	$876	$261
Compensation to sales personnel	$5,117	$3,703	$2,364	$3,817	$1,141
Other	$230	$168	$107	$172	$52
Total	$9,725	$7,062	$4,500	$7,267	$2,170

The following table displays the allocated distribution related fees pursuant to the Institutional Class 12b-1 Plan the Funds paid during the fiscal year-ended April 30, 2011:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	$27,841	$8,294	$7,665	$24,502	$11,183
Printing/Postage	$5,200	$1,549	$1,432	$4,577	$2,089
Payment to distributor	-	-	-	-	-
Payment to dealers	$8,540	$2,544	$2,351	$7,516	$3,430
Compensation to sales personnel	$77,394	$23,057	$21,308	$68,113	$31,087
Other	$3,674	$1,095	$1,077	$3.234	$1,476
Total	$122,649	$36,539	$33,833	$107,942	$49,265

The following table displays the allocated distribution related fees pursuant to the Investor Class 12b-1 Plan the Funds paid during the fiscal year ended April 30, 2011:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	$15,492	$5,399	$4,083	$12,680	$5,247
Printing/Postage	$2,894	$1,008	$763	$2,368	$980
Payment to distributor	-	-	-	-	-
Payment to dealers	$4,752	$1,656	$1,253	$3,890	$1,609
Compensation to sales personnel	$43,066	$15,008	$11,351	$35,248	$14,585
Other	$2,045	$713	$539	$1,674	692
Total	$68,249	$23,784	$17,989	$55,860	$23,113

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to recipients.

The initial term of the Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of each Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or each Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Mr. James C. McClendon, Mr. Keith D. Swanson and Ms. Jennifer L. Enstad are the Portfolio Managers of the Funds, and are responsible for the day-to-day management of the Funds. As of April 30, 2011 , they were responsible for the management of the following types of accounts in addition to Pacific Financial:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. James C. McClendon
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5,197	$ 452,537,308	0	0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Keith D. Swanson
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5,197	$452,537,308	0	0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ms. Jennifer L. Enstad
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5,197	$452,537,308	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to one or more of the Funds and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio mangers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of a Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The Adviser has adopted the following policies and practices to meet the Adviser's fiduciary obligations and to ensure that the Adviser's trading practices are fair to all funds, clients, and accounts and that no fund, client, or account is advantaged or disadvantaged over any other:

Aggregation.  The Adviser's policy is to aggregate transactions where possible and when advantageous.  In these instances, funds, clients and accounts participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis.  In the event that transactions for the Adviser, its employees, or principals (“proprietary accounts”) are aggregated with a fund’s, client’s, and account’s transactions and conflicts arise, special policies and procedures will be adopted to disclose and address these conflicts.

Allocation.  The Adviser's policy prohibits any allocation of trades in a manner that its proprietary accounts, affiliated accounts, or any particular fund, client or account, or group of funds, clients or accounts receive more favorable treatment than others.  The Adviser has adopted a policy for the allocation of transactions via pro-rata allocation.  Should an account or client select directed brokerage, then that account will not be aggregated with the other accounts for those trades; and thus it may not receive reduced trading costs from the aggregation and best execution may not be achieved.

IPOs.  In the event that the Adviser participates in any initial public offerings ("IPOs"), its policy and practice is to allocate IPO shares fairly and equitably among its funds, clients, and accounts according to a specific and consistent basis so as not to advantage any firm, personal, or related account and so as not to favor or disfavor particular funds, clients, or accounts over others.

Compensation.

All portfolio managers receive a salary that is consistent with industry standards.  Additionally, they receive a bonus based on aggregate portfolio performance.  This bonus is based upon all portfolios and funds performance on a combined basis so as to eliminate an over-emphasis on any one area.  The bonus is calculated based upon the portfolio group’s performance over and above the various benchmarks applied to the portfolios.  Additionally the portfolio managers participate in an employer matched 401(k) plan, a profit sharing plan.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in each Fund as of April 30, 2011 .

Fund	Dollar Range of Equity Securities in the Fund
	James C. McClendon	Keith D. Swanson	Jennifer L. Enstad
Pacific Financial Core Equity Fund	$100,001 - $500,000	$10,001 - $50,000	$100,001 - $500,000
Pacific Financial Explorer Fund	$100,001 - $500,000	$10,001 - $50,000	$100,001 - $500,000
Pacific Financial International Fund	$100,001 - $500,000	$10,001 - $50,000	$100,001 - $500,000
Pacific Financial Strategic Conservative Fund	$100,001 - $500,000	$10,001 - $50,000	$100,001 - $500,000
Pacific Financial Tactical Fund	$100,001 - $500,000	$10,001 - $50,000	$100,001 - $500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds’, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The following table displays the brokerage commissions paid by the Funds for the fiscal period ended April 30, 2011:

FUND	Brokerage Commissions
Pacific Financial Core Equity Fund	$ 168,283
Pacific Financial Explorer Fund	$ 135,602
Pacific Financial International Fund	$ 88,489
Pacific Financial Strategic Conservative Fund	$ 7,423
Pacific Financial Tactical Fund	$ 18,635

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by that Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

The following table displays the portfolio turnover rates for the Funds for the fiscal period ended April 30, 2011:

FUND	Portfolio Turnover Rates
Pacific Financial Core Equity Fund	381%
Pacific Financial Explorer Fund	688%
Pacific Financial International Fund	584%
Pacific Financial Strategic Conservative Fund	162%
Pacific Financial Tactical Fund	324%

Pacific Financial Core Equity Fund’s and Pacific Financial Explorer Fund’s portfolio turnover was higher than expected during the most recently completed fiscal year due to primary market movement and sector volatility.

OTHER SERVICE PROVIDERS

Fund Administration

The administrator for the Funds is Gemini Fund Services, LLC, ("GFS"), which has its principal office at 450 Wireless Blvd, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Funds, GFS provides administrative services to the Funds, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on September 25, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with the legal counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with the legal counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Funds by GFS, the Funds pay GFS a fund administration fee equal to the greater of a minimum fee of $400,000 or 0.15% on the first $250 million of net assets, 0.10% on the next $250 million of net assets, 0.08% on the next $500 million of net assets, 0.03% on the next $2 billion of net assets and. 0175% on net assets greater than $3 billion. The Funds also pay GFS for any out-of-pocket expenses.

The following table displays administration, fund accounting and transfer agency fees, paid to the Administrator, pursuant to the combined fee schedule in the Administration Agreement for the following fiscal periods ended April 30:

FUND	Administration Service Fees
	2011	2010	2009
Pacific Financial Core Equity Fund	$149,068	$104,689	$118,486
Pacific Financial Explorer Fund	$46,836	$75,860	$53,250
Pacific Financial International Fund	$43,717	$45,475	$42,643
Pacific Financial Strategic Conservative Fund	$131,707	$122,417	$89,877
Pacific Financial Tactical Fund	$60,658	$81,549	$116,430

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

The fees charged under the Trust’s separate Administration Service Agreement with the Administrator include the service fees under the Fund Accounting Service Agreement.

Transfer Agent

GFS, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreement with the Funds. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

The fees charged under the Trust’s separate Administration Service Agreement with the Administrator include the service fees under the Transfer Agency Service Agreement.

Custodian

Bank of New York Mellon ("BONY" or the "Custodian") serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Funds.  BONY responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. BONY’s principal place of business is One Wall Street, New York, New York 10286.

GFS serves as “Custody Administrator” under the Funds’ Custody Agreement with BONY, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions.  For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  For the following fiscal periods ended April 30, the Funds paid the following compliance service fees:

FUND	Compliance Officer Fees
	2011	2010	2009
Pacific Financial Core Equity Fund	$12,616	$6,482	$8,644
Pacific Financial Explorer Fund	$2,779	$4,396	$4,653
Pacific Financial International Fund	$3,675	$2,425	$2,183
Pacific Financial Strategic Conservative Fund	$11,707	$7,273	$6,241
Pacific Financial Tactical Fund	$4,786	$3,779	$10,312

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program ongoing anti-money laundering ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," NAV of each Fund's shares is determined by dividing the total value of that Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of that Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund's shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder's shares of that Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by that Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds have qualified and intend to continue to quality as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of that Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of that Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made quarterly. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which each Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on that Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of that Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to that Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of a Fund's shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, that Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to that Fund, defer losses to that Fund, cause adjustments in the holding periods of that Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, then that Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case that Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for that Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund may be able to elect to "pass through" to that Fund's shareholders the amount of eligible foreign income and similar taxes paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by that Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by that Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of that Fund. With respect to that Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by that Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of that Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event that a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of that Fund may be subject to state and local taxes on distributions received from that Fund and on redemptions of that Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145, serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report of the Funds for the fiscal year ended April 30, 2011 .    You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-824-3406.

APPENDIX A

PROXY VOTING POLICES AND PROCEDURES

THE PACIFIC FINANCIAL GROUP, INC.

Policy

The Pacific Financial Group, Inc. (“TPFG”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

James C. McClendon has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

The Pacific Financial Group, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.

INTRODUCTION

The Pacific Financial Group, Inc. has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective on August 6, 2003.

II.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•

Proxy proposals that are to be considered on a case-by-case basis,

•

Proxy proposals that Advisor generally abstains from voting on, and

•

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be James C. McClendon, Senior Portfolio Manager.

Proxy Committee shall be comprised of the following person(s):

1)

James C. McClendon, Senior Portfolio Manager

2)

Keith Swanson, Portfolio Manager

3)

Jennifer Enstad, Portfolio Manager

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals

shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.

PRINCIPLES AND GUIDELINE

A.

Principles

TPFG’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  TPFG will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, TPFG’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which TPFG votes.  TPFG will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

1.

Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)

Name changes

b)

Directors in uncontested elections

c)

Elimination/limitation of directors’ liability

d)

Indemnification of directors

e)

Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f)

Directors in contested elections

g)

Approval of auditors.

2.

Corporate Governance

Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders ’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a)

Supermajority vote requirements

b)

Limiting directors ’ tenure

c)

Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)

Shareholder proposals

e)

Dissident proxy battle

3.

Director and Executive Compensation

Advisor votes for:

a)

Disclosure of executive compensation Advisor votes against:

b)

Golden and tin parachutes

Advisor considers on a case-by-case basis:

c)

Restricting executive compensation

d)

Executive compensation plans

e)

Establish/Increase share option plans for directors and executives

4.

Take-Over Defense

Advisor votes against:

a)

Reincorporation to prevent takeover

b)

Issue new class of common stock with unequal voting rights

c)

Adoption of fair price amendments

d)

Establish a classified (or “staggered”) board of directors

e)

Eliminating cumulative voting

f)

Poison pills

g)

Blank check preferred stock

5.

Capital Structure

Advisor votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)

Unequal voting rights, such as dual class of stock

d)

Pre-emptive rights

Advisor considers on a case-by-case basis:

e)

Increase preferred stock

f)

Blank check preferred stock (not for takeover defense)

g)

Restructuring plans

6.

Other Shareholder Value Issues Advisor votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

Advisor votes against:

d)

Greenmail

Advisor considers on a case-by-case basis:

e)

Mergers and acquisitions

d)

Spin-offs and asset sales

7.

Corporate, Social and Environmental Policy Proposals

As noted above, TPFG’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, TPFG will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8.          Proposals Specific to Mutual Funds

TPFG serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of TPFG to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV.

Conflicts of Interest

On occasion, a conflict of interest may exist between TPFG and Funds, Portfolios and clients  regarding the outcome of certain proxy votes. In such cases, TPFG is committed to resolving the conflict in the best interest of our Funds, Portfolios and  clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, TPFG will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, TPFG may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, TPFG will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

V.

Obtaining More Information

Funds, Portfolios and clients may obtain a record of Advisor’s proxy voting, free of charge, by calling (800) 735-7199.

These policies and procedures may also be found in TPFG’s Form ADV, Part II and supporting schedules.

Procedures

 When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located.  A Security Cross Reference report is run in Axys as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.   An email is sent to the Receptionist about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

 Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

 If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to TPFG’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into TPFG after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

 If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

 Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

 The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in TPFG’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

TPFG’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

 Should TPFG receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The Pacific Financial Group, Inc. will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how The Pacific Financial Group, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Toews Hedged International Developed Markets Fund

Toews Hedged Emerging Markets Fund

Toews Hedged High Yield Bond Fund

Toews Hedged Large-Cap Fund

Toews Hedged Small & Mid Cap Fund

Toews Hedged Growth Allocation Fund

Toews Hedged Commodities Fund

 Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Toews Hedged International Developed Markets Fund (the “International Fund”), Toews Hedged Emerging Markets Fund (the “Emerging Markets Fund”), Toews Hedged High Yield Bond Fund (the “High Yield Fund”), Toews Hedged Large-Cap Fund (the “Large-Cap Fund”), Toews Hedged Small & Mid Cap Fund (the “Small & Mid Cap Fund”), Toews Hedged Growth Allocation Fund (the “Allocation Fund”), and Toews Hedged Commodities Fund (“Commodities Fund”) (individually a “Fund,” collectively the “Funds”) dated September 1, 2011.  You can obtain copies a prospectus, annual or semiannual report without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-877-558-6397.  You may also obtain a prospectus by visiting our website at www.ToewsCorp.com.

THE FUNDS	3
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	30
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	32
MANAGEMENT	34
CONTROL PERSONS AND PRINCIPAL HOLDERS	39
INVESTMENT ADVISER	41
DISTRIBUTION OF SHARES	44
PORTFOLIO MANAGERS	45
ALLOCATION OF PORTFOLIO BROKERAGE	46
PORTFOLIO TURNOVER	47
OTHER SERVICE PROVIDERS	47
DESCRIPTION OF SHARES	50
ANTI-MONEY LAUNDERING PROGRAM7	50
PURCHASE, REDEMPTION AND PRICING OF SHARES	51
TAX STATUS	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
LEGAL COUNSEL	59
APPENDIX A – DESCRIPTION OF BOND RATINGS	60
APPENDIX B –ADVISER’S PROXY VOTING POLICIES AND PROCEDURES	64
 THE FUNDS

The International Fund, Emerging Markets Fund, High Yield Fund, Large-Cap Fund, Small & Mid Cap Fund, Allocation Fund and Commodities Fund comprise seven series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest.  All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a non-diversified series consisting of one class of shares.  Toews Corporation (the “Adviser”) is the Funds’ investment adviser.  Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus.  Each Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The following information describes securities in which each Fund may invest, with noted exceptions.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Each Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Each Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in a Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which each Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Foreign Securities

General.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. (Emerging Markets Fund only) Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Structured Notes

Each Fund may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator.

 When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. A Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in the reference factors. For example, where a Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with each Funds policy on illiquid investments, each Fund will only invest in structured products to the extent the Adviser determines that such products are liquid.

Debt Securities

The Funds may invest in debt securities, including non-investment grade debt securities.    The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank per Fund; if the principal amount and accrued interest together exceed $250,000 for a Fund, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Investment Companies

Each Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”).  The 1940 Act provides that the Funds may not:  (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless:  (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order.

Each Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

The Funds and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by a Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, a Fund may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of a Fund and its Advisor. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. A Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts. A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a  Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Exclusion From Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, a Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer ; and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

Each Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements enhance the Fund’s total return will depend on the adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  Each Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in  companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  Each Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Funds may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Funds will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Fifth Third Bank.  Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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Tait, Weller & Bakers, LLP.  Tait, Weller & Baker, LLP is the Funds’ registered independent public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust’s distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a holds Certified Public Accountant designation and serves as a member of six other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, CFE, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	92

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	92	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	92	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter and will meet at least annually.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark H. Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

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*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust. ***The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of August 19, 2011, the Trustees, as a group, owned less than 1% of each Fund’s outstanding shares and less than 1% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, Toews Hedged Commodities Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  However, it is expected that once a Toews Hedged Commodities Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

As of August 19, 2011, the following shareholders of record owned 5% or more of the outstanding shares of Toews Hedged International Developed Markets Fund, Toews Hedged Emerging Markets Fund, Toews Hedged Growth Allocation Fund, Toews Hedged High Yield Bond Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund.

Toews Hedged International Developed Markets Fund	Shares	Percentage of Fund
NFS LLC FEBO FTJ Non-Qualified – Reg Code 890 7 Easton Oval Columbus, OH 43219 NFS LLC FEBO FTJ Qualified – Reg Code 889 7 Easton Oval Columbus, OH 43219	1,892,789 271,350	55.58% 7.97%

Toews Hedged Emerging Markets Fund	Shares	Percentage of Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122 Ameritrade PO Box 2226 Omaha, NE 68103-2226	1,078,463 304,771	52.27% 14.77%

Toews Hedged Growth Allocation Fund	Shares	Percentage of Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	1,110,143	42.27%

Toews Hedged High Yield Bond Fund	Shares	Percentage of Fund

NFS LLC FEBO

FTJ Non-Qualified – Reg Code 890

7 Easton Oval

Columbus, OH 43219

Charles Schwab

101 Montgomery Street

San Francisco, CA 94104-4122

NFS LLC FEBO

FTJ Qualified – Reg Code 889

7 Easton Oval

Columbus, OH 43219

	1,407,061 283,293 187,388	39.32% 7.92% 5.24

Toews Hedged Large-Cap Fund	Shares	Percentage of Fund
NFS LLC FEBO FTJ Non-Qualified – Reg Code 890 7 Easton Oval Columbus, OH 43219 NFS LLC FEBO FTJ Qualified – Reg Code 889 7 Easton Oval Columbus, OH 43219	1,332,640 197,705	45.66% 6.67%

Toews Hedged Small & Mid Cap Fund	Shares	Percentage of Fund
NFS LLC FEBO FTJ Non-Qualified – Reg Code 890 7 Easton Oval Columbus, OH 43219 NFS LLC FEBO FTJ Qualified – Reg Code 889 7 Easton Oval Columbus, OH 43219	2,134,360 304,073	52.80% 7.52%

INVESTMENT ADVISER

The Adviser of each Fund is Toews Corporation (the “Adviser”), located at Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, New Jersey 08221.  The Adviser was founded by Phillip Toews in 1995.  Phillip Toews is the sole shareholder of the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund’s in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment advisor to the Fund’s and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund’s in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund’s, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund’s with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund’s or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on September 25, 2008.

The following table sets forth the annual management fee rate payable by the Fund’s to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Toews Hedged International Developed Markets Fund	1.00%
Toews Hedged Emerging Markets Fund	1.25%
Toews Hedged High Yield Bond Fund	1.00%
Toews Hedged Large-Cap Fund	1.00%
Toews Hedged Small & Mid Cap Fund	1.00%
Toews Hedged Growth Allocation Fund	1.00%
Toews Hedged Commodities Fund	1.00%

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended April 30, 2011:

FUND	Advisory Fees Paid	Advisory Fees Waived
Toews Hedged International Developed Markets Fund	$118,913	$69,514
Toews Hedged Emerging Markets Fund	$768,018	$162,085
Toews Hedged High Yield Bond Fund	$159,765	$78,864
Toews Hedged Large-Cap Fund	$114,716	$68,982
Toews Hedged Small & Mid Cap Fund	$160,474	$73,058
Toews Hedged Growth Allocation Fund	$164,584	$61,968

During the fiscal period ended April 30, 2010, the Funds paid $521,901 in advisory fees, $114,933 of which was waived by the Adviser.  The Adviser is contractually limiting (capping) total annual operating expenses of the Funds’ through August 31, 2011 (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) as follows, expressed as a percentage of the Fund’s average daily net assets and without regard to internal expenses of the Underlying Funds:

Fund	Fee Cap	Contractual Period
Toews Hedged International Developed Markets Fund	1.25%	August 31, 2012
Toews Hedged Emerging Markets Fund	1.50%	August 31, 2012
Toews Hedged High Yield Bond Fund	1.25%	August 31, 2012
Toews Hedged Large-Cap Fund	1.25%	August 31, 2012
Toews Hedged Small & Mid Cap Fund	1.25%	August 31, 2012
Toews Hedged Growth Allocation Fund	1.25%	August 31, 2012
Toews Hedged Commodities Fund	1.25%	August 31, 2012

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund’s.  Under the terms of the Advisory Agreement, the Fund’s are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled “Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund’s and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund’s, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund’s in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Fund’s, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund’s and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Funds- at 1-877-558-6397; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds’ pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the applicable Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Toews Hedged International Developed Markets Fund	$0	$0	$0	$0
Toews Hedged Emerging Markets Fund	$0	$0	$0	$0
Toews Hedged High Yield Bond Fund	$0	$0	$0	$0
Toews Hedged Large-Cap Fund	$0	$0	$0	$0
Toews Hedged Small & Mid Cap Fund	$0	$0	$0	$0
Toews Hedged Growth Allocation Fund	$0	$0	$0	$0

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge.

PORTFOLIO MANAGERS

The Fund’s portfolio managers are Phillip Toews and Randall Schroeder.  As of April 30, 2011, the portfolio managers were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Schroeder
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	1,066	$ 163,861,868	0	N/A
Mr. Toews
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A]

Conflicts of Interest.

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, the portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Mr. Toews does not earn a salary or bonus from the Adviser.  Rather, as 100% owner of the Adviser, he is compensated out of the Adviser's profits. Mr. Schroeder earns a salary and bonus from the Adviser.

Ownership.

Since the Funds are newly organized, none of the portfolio managers own shares of the Funds as of the date of this SAI.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of each Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the  Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit a Fund.

For the fiscal period ended April 30, 2011, the Funds paid the following brokerage commissions:

FUND	Brokerage Commissions
Toews Hedged International Developed Markets Fund	$13,860
Toews Hedged Emerging Markets Fund	$100,720
Toews Hedged High Yield Bond Fund	$5,743
Toews Hedged Large-Cap Fund	$0
Toews Hedged Small & Mid Cap Fund	$0
Toews Hedged Growth Allocation Fund	$12,179

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

For the fiscal period ended April 30, 2011, the Fund s portfolio turnover rate w as:

FUND	Portfolio Turnover Rates
Toews Hedged International Developed Markets Fund	529%
Toews Hedged Emerging Markets Fund	419%
Toews Hedged High Yield Bond Fund	178%
Toews Hedged Large-Cap Fund	0%
Toews Hedged Small & Mid Cap Fund	246%
Toews Hedged Growth Allocation Fund	0%

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Funds is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Funds by the Administrator, each Fund pays the Administrator a fund administration fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Funds also pay the Administrator for any out-of-pocket expenses.  For the fiscal period ended April 30, 2010, the Fund paid $47,432 for administrative fees. For the fiscal period ended April 30, 2011, the Fund s paid the following in administrative fees: .

FUND	Administration Service Fees
Toews Hedged International Developed Markets Fund	$12,532
Toews Hedged Emerging Markets Fund	$63,030
Toews Hedged High Yield Bond Fund	$15,937
Toews Hedged Large-Cap Fund	$11,114
Toews Hedged Small & Mid Cap Fund	$16,024
Toews Hedged Growth Allocation Fund	$17,420

Fund Accounting

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds by the Fund Accounting Service Agreement, each Fund pays the Fund Accountant an annual fee of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.. Discounts are based on service fee minimums only. The Funds also pay the Administrator for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $27,714 for accounting fees.   For the fiscal period ended April 30, 2011 , the Fund s paid the following for accounting fees:

FUND	Accounting Service Fees
Toews Hedged International Developed Markets Fund	$11,664
Toews Hedged Emerging Markets Fund	$59,549
Toews Hedged High Yield Bond Fund	$15,519
Toews Hedged Large-Cap Fund	$11,164
Toews Hedged Small & Mid Cap Fund	$15,019
Toews Hedged Growth Allocation Fund	$14,550

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreement with Funds. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the fiscal period ended April 30, 2010, the Fund paid $31,221 for transfer agency fees. For the fiscal period ended April 30, 2011 , the Fund s paid the following for transfer agency fees:

FUND	Transfer Agency Service Fees
Toews Hedged International Developed Markets Fund	$7,584
Toews Hedged Emerging Markets Fund	$42,828
Toews Hedged High Yield Bond Fund	$12,119
Toews Hedged Large-Cap Fund	$7,584
Toews Hedged Small & Mid Cap Fund	$8,619
Toews Hedged Growth Allocation Fund	$7,220

Custodian

Fifth Third Bank (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. A Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 38 Fountain Square Plaza, Cincinnati, Ohio, 45236.

Custody Administrator

Under the Custody Agreement with the Custodian, the Administrator serves as custody administrator on behalf of the Funds, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Funds pay a compliance service fee to NLCS. For the fiscal period ended April 30, 2010, the Fund paid $14,395 for compliance service fees. For the fiscal period ended April 30, 2011, the Fund s paid the following for compliance service fees:

FUND	Compliance Officer Fees
Toews Hedged International Developed Markets Fund	$2,960
Toews Hedged Emerging Markets Fund	$19,640
Toews Hedged High Yield Bond Fund	$4,460
Toews Hedged Large-Cap Fund	$3,460
Toews Hedged Small & Mid Cap Fund	$3,960
Toews Hedged Growth Allocation Fund	$4,124

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “Net Asset Value,” the  net asset value (“NAV”) of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder’s shares in a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Each Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Funds within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Funds were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Commodities Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary will invest (long and short) primarily in commodity futures contracts, options on futures contracts, options and swaps, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of [___] Fund, Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Director Since 2011

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Director Since 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003).

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio.  The Subsidiary has also entered into arrangements with Tait, Weller & Baker LLP to serve as the Subsidiary's independent auditor on a consolidated basis with the Commodities Fund, with Fifth Third Bank to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

The Commodities Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Commodities Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Commodities Fund is a U.S. person that will own all of the stock of the Subsidiary, the Commodities Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Commodities Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Commodities Fund's recognition of the Subsidiary's "subpart F income" will increase the Commodities Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Commodities Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Commodities Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Commodities Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400 Philadelphia, PA  19103, serves as each Fund’s independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report of the Funds for the fiscal year ended April 30, 2011.    You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-558-6397.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

OF THE ADVISER

..

Toews Corporation

Proxy Voting

Policy

Toews Corporation, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Toews Corporation's policy of having no proxy voting responsibility is disclosed to clients.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Randall Schroeder has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

Procedure

Toews Corporation has adopted various procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•

Toews Corporation discloses its proxy voting policy of not having proxy voting authority in the firm's Disclosure Document or other client information.

•

Toews Corporation's advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•

Toews Corporation's new client information materials may also indicate that advisory clients retain proxy voting authority.

•

Randall Schroeder reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(12)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between the Registrant, with respect to EAS Genesis Fund, EAS Global Cycle Fund and Emerald Asset Advisors, LLC, previously filed on March 7, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Wade Core Destination Fund and Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(19)

Form of Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(22)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(24)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(25)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(29)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(30)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(34)

Investment Sub-Advisory Agreement between Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, LLC) and Advanced Investment Partners, LLC, with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Lacerte Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(40)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference..

(d)(41)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(42)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(44)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(45)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between Strategic Investing Funds, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Managed Futures Trend Fund previously filed on April 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 146, and hereby incorporated by reference.

(d)(49)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(50)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(51)

Investment Advisory Agreement between Mount Yale Asset Management, LLC and the Registrant, with respect to Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(52)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(d)(53)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference.

(d)(54)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(55)	Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund to be filed by amendment.
(d)(56)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxOppSM Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(d)(57)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference..

(d)(58)

Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(60)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Rodney Square Management Corporation, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference

(d)(61)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(62)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(63)

Investment Advisory Agreement between RAM Capital Management, LLC and the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference

(d)(64)

Investment Advisory Agreement between Gratio Capital, Inc. and the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(65)

Investment Advisory Agreement between Bishop Asset Management, LLC and the Registrant, with respect to Bishop Volatility Flex Fund is previously filed on October 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 180, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(68)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund was previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272, and hereby incorporated by reference..

(d)(69)

Investment Advisory Agreement between BBW Capital Advisors and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(70)

Investment Sub-Advisory Agreement between BBW Capital Advisors and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference..

(d)(71)

Investment Advisory Agreement between 7Twelve Advisors, LLC, and the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(73)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(74)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(76)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(77)

Investment Advisory Agreement between Tatro Capital, LLC, and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.

(d)(79)

Investment Advisory Agreement between GPS Capital Management, LLC, and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(82)	Investment Advisory Agreement between Avant Capital Management, LLC, and the Registrant, with respect to Avant II Tracking Fund to be filed by amendment.
(d)(83)	Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC with respect to the EAS Funds to be filed by amendment.
(d)(84)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(d)(85)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(86)

Investment Advisory Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(d)(88)

Investment Advisory Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(d)(89)

Form of Investment Advisory Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(d)(90)

Form of Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(d)(91)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and American Independence Financial Services, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(92)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Howard Capital Management, Inc. with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(93)

Form of Investment Advisory Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(d)(94)

Form of Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.

(d)(95)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(96)

Form of Investment Advisory Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(97)

Form of Investment Sub-Advisory Agreement between Absolute Private Wealth Management LLC and Horizon Cash Management LLC, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(98)

Form of Investment Advisory Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(d)(99)

Investment Advisory Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on July 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 289, and hereby incorporated by reference.

(d)(100)	Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(d)(101)	Investment Advisory Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund to be filed by amendment.
(d)(102)	Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund to be filed by amendment.
(d)(103)	Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund to be filed by amendment.
(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)	Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is filed herewith.
(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(h)(12)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(13)

Expense Limitation Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund)  previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Advisory Fee Waiver Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) was previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Expense Limitation Agreement between the Registrant, with respect EAS Genesis Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Wade Core Destination Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(21)

Form of Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to The Lacerte Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(34)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(h)(38)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Investing Funds, LLC previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(40)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxBalancedSM Fund and Capstone Investment Financial Group, Inc previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Mount Yale Asset Management, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(h)(43)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxOppSM Fund and Capstone Investment Financial Group, Inc. previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(48)

Interim Expense Limitation Agreement between the Registrant, with respect to the SouthernSun Small Cap Fund and SouthernSun Asset Management, Inc., previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between the Registrant, with respect to Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(h)(53)

Expense Limitation Agreement between the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272 and hereby incorporated by reference..

(h)(54)

Form of Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 257, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(56)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(57)

Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference..

(h)(58)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(59)

Expense Limitation Agreement between Tatro Capital, LLC and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(60)

Expense Limitation Agreement between Knollwood Investment Advisors, LLC and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 9, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(h)(61)

Expense Limitation Agreement between GPS Capital Management, LLC and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(62)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(63)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(64)	Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant II Tracking Fund to be filed by amendment.
(h)(65)

Form of Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(h)(66)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(h)(67)

Expense Limitation Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(h)(68)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(h)(69)

Expense Limitation Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(h)(70)

Form of Expense Limitation Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(h)(71)

Form of Expense Limitation Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(h)(72)

Form of Expense Limitation Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(h)(73)

Form of Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.

(h)(74)

Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(h)(75)

Form of Expense Limitation Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(h)(76)

Form of Expense Limitation Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(h)(77)

Form of Expense Limitation Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(h)(78)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(h)(79)	Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund to be filed by amendment.
(h)80)	Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund to be filed by amendment.
(i)(1)	Opinion previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consent s of Independent Auditor s are filed herewith.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference. .

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)	Rule 12b-1 Plan of EAS Genesis Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)	Rule 12b-1 Plan of Wade Core Destination Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(18)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(21)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(22)

Form of Rule 12b-1 Plan of SouthernSun U.S. Equity Fund previously filed on July 22, 2011, to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference..

(m)(23)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(24)

Rule 12b-1 Plan of Incline Capital Smart Switch Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(26)

Rule 12b-1 Plan of The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(27)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(28)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(29)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(31)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(32)	Rule 12b-1 Plan of The Lacerte Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(33)

Rule 12b-1 Plan of MutualHedge Frontier Legends Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(m)(34)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(35)	Rule 12b-1 Plan of The Biondo Focus Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.
(m)(36)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(37)

Rule 12b-1 Plan of Strategic Investing Long/Short Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(m)(38)

Rule 12b-1 Plan of Arrow Managed Futures Trend Fund previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 148 and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of CIFG MaxBalancedSM Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(m)(40)

Rule 12b-1 Plan of Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(m)(41)	Rule 12b-1 Plan of Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(m)(42)	Rule 12b-1 Plan of 13D Activist Fund to be filed by amendment.
(m)(43)	Rule 12b-1 Plan of CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.
(m)(44)	Rule 12b-1 Plan of Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(m)(45)

Rule 12b-1 Plan of Altegris Managed Futures Strategy Fund previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(m)(46)	Rule 12b-1 Plan of Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(m)(47)

Rule 12b-1 Plan of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(m)(48)

Rule 12b-1 Plan of RAM Risk-Managed Growth Fund previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(m)(49)

Rule 12b-1 Plan of GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(m)(50)

Rule 12b-1 Plan of Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(m)(51)

Rule 12b-1 Plan of CWC Small Cap Aggressive Value Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(m)(52)	Rule 12b-1 Plan of The FX Strategy Fund previously filed on January 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 204, and hereby incorporated by reference.
(m)(53)

Rule 12b-1 Plan of Arrow Commodity Strategy Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(m)(54)	Rule 12b-1 Plan of 7Twelve Balanced Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(m)(54)

Rule 12b-1 Plan of Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(m)(56)

Rule 12b-1 Plan of Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Navigator Equity Hedged Fund previously filed on January 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 199, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Tatro Capital Tactical Appreciation Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(m)(59)

Rule 12b-1 Plan of Grant Park Managed Futures Strategy Fund previously filed on March 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 227, and hereby incorporated by reference.

(m)(60)	Rule 12b-1 Plan of GPS Multiple Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(m)(61)	Rule 12b-1 Plan of Diversified Risk Parity Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.
(m)(62)

Rule 12b-1 Plan of SCA Absolute Return Fund and SCA Directional Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.

(m)(63)	Rule 12b-1 Plan of Avant II Tracking Fund to be filed by amendment.
(m)(64)

Form of Rule 12b-1 Plan of Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(m)(65)	Rule 12b-1 Plan of Zeo Strategic Income Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(66)	Rule 12b-1 Plan of The Giralda Fund to be filed by amendment.
(m)(67)	Form of Rule 12b-1 Plan of Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.
(m)(68)

Rule 12b-1 Plan of Mosaic Managed Futures Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .

(m)(69)

Form of Rule 12b-1 Plan of Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(m)(70)

Form of Rule 12b-1 Plan of Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(m)(71)

Form of Rule 12b-1 Plan of Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.

(m)(72)	Rule 12b-1 Plan of Ginkgo Multi-Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(73)

Form of Rule 12b-1 Plan of Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(74)

Form of Rule 12b-1 Plan of Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(m)(75)

Form of Rule 12b-1 Plan of Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(m)(76)	Rule 12b-1 Plan of Avant Gold Coin Strategy Fund to be filed by amendment.
(m)(77)	Rule 12b-1 Plan of Altegris Futures Evolution Strategy Fund to be filed by amendment.
(n)	Rule 18f-3 Plan previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(24)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(25)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(27)	Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(28)

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(29)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(p)(32)

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(33)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(36)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(38)	Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(39)

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(40)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(43)	Code of Ethics of FocusPoint Solutions, Inc. previously filed on February 12, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 127, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Strategic Investing Funds, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Capstone Investment Financial Group, Inc previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 147, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Dunn Warren Investment Advisors, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(p)(47)

Code of Ethics of Mount Yale Asset Management, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(48)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(51)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(53)

Code of Ethics of Rodney Square Management Corporation, previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(p)(54)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(55)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(56)	Code of Ethics of RAM Capital Management, LLC previously filed on July 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 163, and hereby incorporated by reference.
(p)(57)

Code of Ethics of Bishop Asset Management, LLC previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(p)(58)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(59)	Code of Ethics of BBW Capital Advisors previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(60)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference..

(p)(61)	Code of Ethics of 7Twelve Advisors, LLC previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(63)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(64)	Code of Ethics of Tatro Capital, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(p)(65)

Code of Ethics of Knollwood Investment Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(66)

Code of Ethics of GPS Capital Management, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(p)(67)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Avant Capital Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(p)(70)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference..
(p)(71)	Code of Ethics of Zeo Capital Advisors, LLC to be filed by amendment.
(p)(72)

Code of Ethics of Brinton Eaton Associates, Inc. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(73)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Mosaic Capital Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(75)	Code of Ethics of Fusion Investment Group, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(76)

Code of Ethics of Altrius Institutional Asset Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(p)(77)	Code of Ethics of Ascendant Advisors, LLC previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.
(p)(78)	Code of Ethics of Winch Advisory Services, LLC to be filed by amendment.
(p)(79)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .

(p)(80)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(p)(81)	Code of Ethics of Peregrine Capital Advisors, Inc. to be filed by amendment.
(p)(82)	Code of Ethics of Triex Financial Services, Inc. previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(83)	Code of Ethics of Doubleline Capital LP to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund-- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund -- File No. 801 - 18151

Gratio Capital, Inc., the Adviser to the Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund – File No. 801- 68554

Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company0, the Adviser of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund0, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund0 – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Genesis Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Core Destination Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund and Leader Total Return Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund – File No. 801-43455

Anchor Capital Management Group, LLC, Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. - 801-69345

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund and Adviser to The FX Strategy Fund- File No. 801-70068.

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Heritage Capital, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-70050.

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Incline Asset Management, LLC, the Adviser of the Incline Capital Smart Swtich Fund – File No. 801-69747

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Bull Path Capital Management, LLC, the Adviser of The Long-Short Fund and Bull Path Mid-Cap Growth Fund – File No. 801- 65532

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

Chariot Advisors, LLC, the Adviser of the Chariot Absolute Currency Fund – File No. 801-69623.

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund – File No.

801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Lacerte Guardian Fund – File No. 801-68358.

Winans International Investment Management Inc., the Adviser of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) – File No.801-43327.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Investing Funds, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. 801-71055.

Capstone Investment Financial Group, Inc, the Adviser of CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-70403.

Dunn Warren Investment Advisors, LLC, the Sub-Adviser of the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-67699.

Mount Yale Asset Management, LLC, the Adviser of Princeton Futures Strategy Fund – File No. 801-63221.

6800 Capital, LLC, the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund and Altegris Futures Evolution Strategy Fund – File No. 801-71496.

Rodney Square Management Corporation, the Sub-Adviser of Altegris Managed Futures Strategy Fund – File No. 801-22071.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund – File No. 801-18475.

Howard Capital Management, Inc., the Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. 801-69763

Avant Capital Management I, LLC, the Adviser of Avant II Tracking Fund and Avant Gold Coin Strategy Fund – File No. 801-68387.

RAM Capital Management LLC, the Adviser of the RAM Risk-Managed Growth Fund – File No. 801-71664.

Bishop Asset Management LLC, the Adviser of the Bishop Volatility Flex Fund – File No. 801-71810.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

BBW Capital Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

7Twelve Advisors, LLC, the Adviser of the 7Twelve Balanced Fund – File No. 801-71758.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund – File No. 801-28445.

Tatro Capital, LLC, the Adviser of the Tatro Capital Tactical Appreciation Fund – File No. 801-72224.

Knollwood Investment Advisors, LLC, the Advisor of the Grant Park Managed Futures Strategy Fund – File No. 801-72068.

GPS Capital Management, LLC, the Advisor of the GPS Multiple Strategy Fund – File No. 801-64685.

Fusion Investment Group, LLC, the Advisor of the Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund – File No. 801-70495

Risk Paradigm Group, LLC, the Advisor of the Diversified Risk Parity Fund – File No. 801-72141.

Genesis Capital LLC, the Advisor of the SCA Absolute Return Fund and SCA Directional Fund – File No. 801-62613.

CWM, LLC, the Sub-Advisor of the EAS Genesis Fund and EAS Global Cycle Fund – File No. 801-72037.

Zeo Capital Advisors, LLC, the Advisor of the Zeo Strategic Income Fund – File No. 801-72287.

Brinton Eaton Associates, Inc., the Advisors of The Giralda Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Advisor of Iron Horse Fund – File No. 801-61884.

Mosaic Capital Management, LLC, the Advisor of Mosaic Managed Futures Strategy Fund – File No.801-72237.

Altrius Institutional Asset Management, LLC, the Advisor of Altrius Small Cap Value Fund – File No. 801-72306.

Ascendant Advisors, LLC, the Advisor of Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

Absolute Private Wealth Management LLC, the Advisor of Quantitative Managed Futures Strategy Fund – File No. 801-72461

Horizon Cash Management LLC, the Sub-Advisor of Quantitative Managed Futures Strategy Fund – File No. 801- 47928

Peregrine Capital Advisors, Inc. the Advisor of Peregrine Gold Silver Alpha Strategy Fund – File No. to be filed by amendment.

Triex Financial Services, Inc. the Advisor of Triex Long/Short Fund – File No. to be filed by amendment.

Doubleline Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Variable Trust, Roge Partners Funds and The Saratoga Advantage Trust.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to Leader Short-Term Bond Fund and Leader Total Return Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc..

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Changing Parameters Fund, Gratio Values Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund,  Arrow Managed Futures Trend Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Wintrust Capital Disciplined Equity Fund, EAS Genesis Fund, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun U.S. Equity Fund, Wayne Hummer Real Estate 130/30 Fund, Wintrust Capital Small Cap Opportunity Fund and Incline Capital Smart Switch Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (Union), provides custodian services to the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, MutualHedge Funds, The Long-Short Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Value Fund, Rady Contrarian Long/Short Fund, The Lacerte Guardian Fund, GMG Defensive Beta Fund, Winans Long/Short Fund, Investment Partners Opportunities Fund, Strategic Investing Long/Short Fund. Arrow Managed Futures Trend Fund, CIFG MaxBalancedSM Fund, Princeton Futures Strategy Fund Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, CIFG MaxOppSM Fund CWC Small Cap Aggressive Value Fund, Bandon Isolated Alpha-Fixed Income Fund, Chadwick & D’Amato Fund, Arrow Commodity Strategy Fund, RAM Risk managed-Growth Fund, TransWestern Institutional Short Duration Government Bond Fund, Bishop Volatility Flex Fund. 7Twelve Balanced Fund, 13D Activist Fund, Beech Hill Total Return Fund, Navigator Equity Hedged Fund, GPS Multiple Strategy Fund, Diversified Risk Parity Fund, Peregrine Gold Silver Alpha Strategy Fund, Tatro Capital Appreciation Fund,  Avant II Tracking Fund, Ginkgo Multi-Strategy Fund, Altrius Small Cap Value Fund and Triex Long/Short Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Leader Total Return Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

Wilmington Trust Company (“Wilmington”), 1100 North Market Street, Wilmington, Delaware19890, provides custodian services to Altegris Managed Futures Strategy Fund pursuant to a Custody Agreement between Wilmington and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for Leader Short-Term Bond Fund and Leader Total Return Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund.

Gratio Capital, Inc., located at 155 Water Street, Brooklyn, NY 11201 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund.

Wintrust Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wintrust Capital Disciplined Equity Fund, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Genesis Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Core Destination Fund.

SouthernSun Asset Management, LLC, 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund and Leader Total Return Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund. Also pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Heritage Capital, LLC, 1 Bradley Road, Suite 202 Woodbridge CT 06525, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Incline Asset Management, LLC, 4741 Caughlin Parkway, Suite 2, Reno, NV  89519, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Incline Capital Smart Switch Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Bull Path Capital Management, LLC, 335 Madison Avenue, New York, NY  10017, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Chariot Advisors, LLC located at 8010 Arco Corporate Drive, Suite 175, Raleigh, North Carolina 27617, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chariot Absolute Return Currency Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund.

Rady Asset Management, LLC located at 6001 La Jolla Scenic Drive South, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Lacerte Guardian Fund.

Winans International Investment Management, Inc. located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund).

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Strategic Investing Funds, LLC, 2435 N. Central Expressway, Suite 888, Richardson, TX 75080, pursuant to the Investment Advisory Agreement with the Trust, maintains all records requires pursuant to such agreement with respect to Strategic Investing Long/Short Fund.

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund.

Dunn Warren Investment Advisors, LLC, 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 80111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund.

Mount Yale Asset Management, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund and Altegris Evolution Strategy Fund.

Rodney Square Management Corporation, 1100 North Market Street, Wilmington, DE 19890, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund.

Avant Capital Management I, LLC, 401 E. Las Olas Blvd, #130, Fort Lauderdale, FL 33301, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Avant II Tracking Fund and Avant Gold Coin Strategy Fund.

RAM Capital Management LLC, 12 Larkspur Lane, Rye, NY 10580, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the RAM Risk-Managed Growth Fund.

Bishop Asset Management LLC, One Stamford Plaza, 263 Tresser Blvd, 9th Floor, Stamford, CT 06901, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bishop Volatility Flex Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

BBW Capital Advisors, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

7Twelve Advisors, LLC, 1720 West End Ave., Suite 540 Nashville, TN 37203 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 7Twelve Balanced Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc, 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund.

Tatro Capital, LLC, 104 Richmond Ave., Nicholasville, KY 40356 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Tatro Capital Tactical Appreciation Fund.

Knollwood Investment Advisors, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund.

GPS Capital Management, LLC, 2410 Camino Ramon, Suite 128, San Ramon, CA 94583 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GPS Multiple Strategy Fund.

Fusion Investment Group, LLC, 1001 Corporate Drive, Suite 255, Canonsburg, PA 15317 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Global Fusion Tactical Equity Fund and the Global Fusion Long/Short Fund.

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Diversified Risk Parity Fund.

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SCA Absolute Return Fund and SCA Directional Fund.

CWM, LLC, Dodge Plaza, 13321 California Street, Omaha, NE 68154, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the EAS Genesis Fund and EAS Global Cycle Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Brinton Eaton Associates, Inc., One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Mosaic Capital Management, LLC, 7535 Windsor Drive, Suite A205, Allentown PA, 18195, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mosaic Managed Futures Strategy Fund.

Altrius Institutional Asset Management, LLC, 1323 Commerce Drive, New Bern, NC, 28562, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Altrius Small Cap Value Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

Absolute Private Wealth Management LLC, 1001 West Loop South, Suite 811, Houston, TX 77027 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

Horizon Cash Management LLC, 325 W. Huron Street, Suite 808, Chicago, IL 60654 pursuant to the Sub-Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund.

Peregrine Capital Advisors, Inc., 311 West Monroe Street, Suite 1300, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Peregrine Gold Silver Alpha Strategy Fund.

Triex Financial Services, Inc., 10470 W. 163rd Place, Orland Park, IL 60467, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Triex Long/Short Fund.

Doubleline Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and  has duly caused this Post-Effective Amendment No. 30 2 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 2 6th day of August, 2011.

                                                                NORTHERN LIGHTS FUND TRUST

                                      (Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	August 2 6, 2011
L. Merill Bryan*	Trustee	August 2 6, 2011
Gary Lanzen*	Trustee	August 2 6, 2011
Anthony Hertl*	Trustee	August 2 6, 2011
Mark Taylor*	Trustee	August 2 6, 2011
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	August 2 6, 2011
Kevin Wolf*	Treasurer and Principal Accounting Officer	August 2 6, 2011

By:

Date:

/s/ James P. Ash, Esq.

August 2 6, 2011

James Ash

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A	(g)(5)
Consent of Counsel	(i)(2)
Consent s of Independent Auditor s	(j)(1)